Annual Report




[PHOTO APPEARS HERE]
                                                               December 31, 2001



TEMPLETON INVESTMENT PLUS

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

     . TEMPLETON ASSET STRATEGY FUND - CLASS 1

     . TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 1

     . TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1

     . TEMPLETON GROWTH SECURITIES FUND - CLASS 1

     . TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 1

     THE PHOENIX EDGE SERIES FUND

     . PHOENIX - GOODWIN MONEY MARKET SERIES


[LOGO OF FRANKLIN\\(R)\\ TEMPLETON\\(R)\\ INVESTMENTS]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS

              Letter to Contract Owners....................     2
              A Word About Risk............................     5
              Important Notes to Performance Information...     6
              Fund Summaries
               Templeton Asset Strategy Fund...............  TA-1
               Templeton Developing Markets Securities Fund  TD-1
               Templeton Global Income Securities Fund..... TGI-1
               Templeton Growth Securities Fund............  TG-1
                 Prospectus Supplement.....................  TG-5
               Templeton International Securities Fund.....  TI-1
              Index Descriptions...........................   I-1
              Trustees and Officers........................  TO-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


PHNX 2 A01 02/02 TIP

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1/ Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                  TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (effective 5/1/02, Templeton Global Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

Turmoil and volatility best describe global markets during the past 12 months. As we entered 2001, economic softness and continued weakness in technology, media and telecommunications (TMT) stocks plagued the markets; however, a spring rally brought relief to investors and signaled a potential economic rebound in the second half of 2001. Unfortunately, the tragic events of September 11 put the economic recovery on hold. In response to these developments, most global central banks, led by the U.S. Federal Reserve Board (the Fed), reduced interest rates aggressively, which, in part, drove share prices higher during the fourth quarter of 2001. Within this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a 15.91% loss, while the J.P. Morgan Global Government Bond Index fell 0.79% in U.S. dollar terms during the year ended December 31, 2001./1 Templeton Asset Strategy Fund performed well relative to these benchmarks. At the end of the reporting period, the Fund held 80.0% of its total net assets in equities, 18.2% in fixed income and 1.8% in short-term investments and other net assets. /

Equity

An eclectic mix of equity securities influenced the Fund's performance during the year under review. Meaningful positive contributors included U.K. retailer Marks & Spencer, which this past year registered a gain of nearly 96% as the company's restructuring exhibited signs of success. Our telecommunications holdings were a mixed blessing with Mexico's Telmex registering a solid 25% gain during the period as the cash flow-rich company continued to repurchase shares and Mexico's convergence with the U.S. supported share prices. Conversely, Japanese telecommunications giant NTT continued to languish, as its corporate restructuring and Japan's long-needed reforms failed to gain traction, further disappointing investors. Finally, a number of our insurance-related securities slumped on concerns over exposure to the September 11 tragedy.

1. Source: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Stocks                                    80.0%
Fixed Income Securities                   18.2%
Short-Term Investments & Other Net Assets  1.8%

At the end of the period, our largest country exposure was the U.S., representing 15.1% of the Fund's total net assets. We are confident in these holdings and found select opportunities in U.S. equities during the reporting period. However, the rally the Nasdaq Composite Index and other domestic stock markets experienced late in the period left valuations, particularly within the TMT sector, stretched by historical standards.

Europe remained our largest regional exposure. At year-end, the 12 participating European Monetary Union (EMU) countries prepared for using the euro as their tangible currency. In our opinion, the EMU will benefit from the greater transparency of a single currency. Additionally, we see an increased potential for cross-border merger and acquisition activity, which should be beneficial for our holdings.

Within Asia, Japan and Hong Kong remained our largest country exposures. Hong Kong continued to benefit from China's growing economy while Japan again befuddled the world. Needed bank reform is slow in coming, but the new prime minister showed signs of commitment and appeared to have the fortitude to push forward with the painful, yet necessary, changes.

Fixed Income

International bond markets generally posted positive returns. During the 12 months ended December 31, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 5.24% in local currency terms. However, a stronger U.S. dollar during the period resulted in lower returns for the index in U.S. dollar terms, and the JPM GGBI declined 0.79% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a
positive 6.55% return for the same period./2       /

The U.S. Treasury yield curve steepened as yields for short-term securities fell while yields for longer-term bonds ended the period at levels similar to those of year-end 2000. Short-term interest rates decreased as the Fed reduced the federal funds target rate 11 times in 2001, leading to generally positive returns for the U.S. bond market. However, long-term rates remained largely unchanged during the period due to expectations of a rapid economic recovery and rising interest rates in 2002.

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Top Five Country Holdings
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01

                                         % of Total
                                         Net Assets
                             ----------------------

                             U.S.           15.1%

                             U.K.           11.8%

                             Japan           5.9%

                             Netherlands     5.5%

                             France          4.5%



 Top Five Sectors/Industries
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Financials                16.4%

                       Telecommunications
                       Services                  10.6%

                       Industrials                9.5%

                       Materials                  8.8%

                       Consumer Discretionary     8.3%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

European bonds rose 5.43% in local-currency terms, as most European bond markets offered positive returns. The EMU bond market also posted positive returns, principally due to interest payments obtained from holding such bonds as well as gains from falling interest rates in Europe. The EMU benchmark yield curve steepened during the period, as short-term rates fell as the European Central Bank reduced its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the year under review./3 /

Elsewhere, the Japanese bond index also rose, up 1.36% for the 12-month period, as the Bank of Japan implemented quantitative easing of monetary policy in response to the economic recession. The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably in local currency terms, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the 12-month period, mostly as a result of Argentina's economic crisis. However, excluding Argentina, the asset class generated positive returns as most countries adhered to what we believe are relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging market countries also supported this asset class. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 9.70% in U.S. dollar terms during the period. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./4 /

During the year under review, we sought to maximize the Fund's total return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds generated a relatively high level of income.

3. Source: J.P. Morgan, Government Bond Index Monitor.
4. Source: J.P. Morgan, Emerging Markets Bond Index Monitor.

Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Europe                                   49.6%
North America                            23.6%
Asia                                     14.8%
Latin America/Caribbean                   7.2%
Mid-East/Africa                           1.7%
Australia/New Zealand                     1.3%
Short-Term Investments & Other Net Assets 1.8%

Looking Ahead

The past year was an encouraging period for our investment style as investors continued their return to a more rational valuation approach to investing. Looking forward as we enter 2002, we think the global economy faces many challenges; however, we believe our portfolio is well-positioned because of our focus on companies with solid balance sheets and strong management teams. Additionally, our significant holdings in Europe may benefit if, as we expect, the euro strengthens. In our opinion, global inflation and interest rates will remain low in the period ahead as the economy recovers only gradually during the second half of 2002, which would be a favorable environment for high-quality bonds. We believe that the Fund's short- to intermediate-term developed country bonds offer stability and potential capital gain benefits, and that its emerging market bond positions, in particular, will continue to offer attractive yields.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 1*
 Periods ended 12/31/01

                                                      Since
                                                    Inception
                            1-Year 5-Year  10-Year  (8/24/88)
-------------------------------------------------------------
Cumulative Total Return     -9.72% +36.74% +163.46% +260.41%
Average Annual Total Return -9.72%  +6.46%  +10.17%  +10.08%
Value of $10,000 Investment $9,028 $13,674  $26,346  $36,041


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
 for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Asset Strategy Fund - Class 1*, the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (40)
This graph compares the performance of Templeton Asset Strategy Fund - Class 1* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/92 to 12/31/01.



                                      MSCI All       J.P. Morgan
                       Templeton      Country          Global
                     Asset Strategy  World Free      Government
                     Fund - Class I    Index         Bond Index
---------------------------------------------------------------
     01/01/1992          $10,000      $10,000           $10,000
     01/31/1992           $9,915       $9,851            $9,855
     02/29/1992          $10,187       $9,702            $9,826
     03/31/1992          $10,063       $9,270            $9,735
     04/30/1992          $10,320       $9,395            $9,817
     05/31/1992          $10,752       $9,755           $10,096
     06/30/1992          $10,720       $9,406           $10,371
     07/31/1992          $10,849       $9,436           $10,600
     08/31/1992          $10,721       $9,648           $10,882
     09/30/1992          $10,681       $9,566           $10,872
     10/31/1992          $10,601       $9,331           $10,600
     11/30/1992          $10,682       $9,486           $10,412
     12/31/1992          $10,810       $9,576           $10,510
     01/31/1993          $10,954       $9,610           $10,689
     02/28/1993          $11,210       $9,836           $10,861
     03/31/1993          $11,442      $10,401           $11,028
     04/30/1993          $11,664      $10,874           $11,229
     05/31/1993          $11,861      $11,129           $11,304
     06/30/1993          $11,959      $11,057           $11,310
     07/31/1993          $12,148      $11,286           $11,314
     08/31/1993          $12,725      $11,821           $11,649
     09/30/1993          $12,733      $11,622           $11,772
     10/31/1993          $13,161      $11,966           $11,767
     11/30/1993          $12,906      $11,344           $11,681
     12/31/1993          $13,631      $11,957           $11,800
     01/31/1994          $14,289      $12,750           $11,911
     02/28/1994          $13,753      $12,565           $11,780
     03/31/1994          $13,150      $12,001           $11,726
     04/30/1994          $13,268      $12,328           $11,715
     05/31/1994          $13,361      $12,400           $11,619
     06/30/1994          $12,999      $12,340           $11,757
     07/31/1994          $13,521      $12,612           $11,868
     08/31/1994          $13,901      $13,061           $11,837
     09/30/1994          $13,615      $12,754           $11,895
     10/31/1994          $13,758      $13,081           $12,073
     11/30/1994          $13,319      $12,513           $11,921
     12/31/1994          $13,226      $12,557           $11,949
     01/31/1995          $13,083      $12,302           $12,190
     02/28/1995          $13,379      $12,434           $12,504
     03/31/1995          $13,586      $13,003           $13,141
     04/30/1995          $14,028      $13,476           $13,350
     05/31/1995          $14,547      $13,625           $13,722
     06/30/1995          $14,805      $13,627           $13,809
     07/31/1995          $15,359      $14,287           $13,874
     08/31/1995          $15,229      $13,974           $13,488
     09/30/1995          $15,731      $14,358           $13,791
     10/31/1995          $15,420      $14,119           $13,927
     11/30/1995          $15,896      $14,563           $14,083
     12/31/1995          $16,208      $15,002           $14,257
     01/31/1996          $16,623      $15,335           $14,110
     02/29/1996          $16,761      $15,399           $14,029
     03/31/1996          $16,916      $15,636           $14,008
     04/30/1996          $17,328      $16,018           $13,956
     05/31/1996          $17,565      $16,034           $13,970
     06/30/1996          $17,537      $16,122           $14,091
     07/31/1996          $17,079      $15,521           $14,350
     08/31/1996          $17,499      $15,712           $14,411
     09/30/1996          $17,846      $16,291           $14,490
     10/31/1996          $18,065      $16,356           $14,777
     11/30/1996          $19,135      $17,232           $14,988
     12/31/1996          $19,263      $16,982           $14,883
     01/31/1997          $19,995      $17,267           $14,511
     02/28/1997          $20,193      $17,502           $14,411
     03/31/1997          $19,983      $17,152           $14,302
     04/30/1997          $20,203      $17,702           $14,221
     05/31/1997          $21,348      $18,759           $14,557
     06/30/1997          $22,215      $19,720           $14,723
     07/31/1997          $23,519      $20,611           $14,669
     08/31/1997          $22,414      $19,164           $14,651
     09/30/1997          $23,967      $20,186           $14,976
     10/31/1997          $22,164      $18,984           $15,294
     11/30/1997          $22,233      $19,275           $15,110
     12/31/1997          $22,253      $19,527           $15,094
     01/31/1998          $22,124      $19,957           $15,244
     02/28/1998          $23,449      $21,322           $15,357
     03/31/1998          $24,852      $22,233           $15,242
     04/30/1998          $25,316      $22,442           $15,477
     05/31/1998          $24,590      $22,015           $15,543
     06/30/1998          $24,295      $22,411           $15,587
     07/31/1998          $24,705      $22,418           $15,629
     08/31/1998          $20,246      $19,277           $16,060
     09/30/1998          $19,855      $19,661           $16,899
     10/31/1998          $22,154      $21,456           $17,277
     11/30/1998          $23,451      $22,758           $17,082
     12/31/1998          $23,683      $23,814           $17,403
     01/31/1999          $24,242      $24,300           $17,260
     02/28/1999          $23,039      $23,690           $16,684
     03/31/1999          $24,265      $24,756           $16,726
     04/30/1999          $26,306      $25,826           $16,721
     05/31/1999          $25,285      $24,914           $16,426
     06/30/1999          $26,281      $26,155           $16,152
     07/31/1999          $26,505      $26,048           $16,507
     08/31/1999          $26,542      $26,016           $16,550
     09/30/1999          $26,106      $25,735           $16,789
     10/31/1999          $26,106      $27,038           $16,768
     11/30/1999          $27,153      $27,879           $16,569
     12/31/1999          $29,095      $30,201           $16,521
     01/31/2000          $28,149      $28,573           $16,195
     02/29/2000          $28,614      $28,670           $16,114
     03/31/2000          $29,758      $30,554           $16,583
     04/30/2000          $28,737      $29,182           $16,079
     05/31/2000          $28,617      $28,423           $16,197
     06/30/2000          $29,801      $29,387           $16,590
     07/31/2000          $29,542      $28,523           $16,330
     08/31/2000          $29,861      $29,410           $16,212
     09/30/2000          $28,631      $27,795           $16,180
     10/31/2000          $28,207      $27,250           $15,987
     11/30/2000          $27,996      $25,561           $16,318
     12/31/2000          $29,180      $25,988           $16,906
     01/31/2001          $29,588      $26,645           $16,894
     02/28/2001          $28,677      $24,404           $16,899
     03/31/2001          $27,206      $22,762           $16,427
     04/30/2001          $28,359      $24,419           $16,362
     05/31/2001          $28,011      $24,148           $16,314
     06/30/2001          $27,414      $23,409           $16,167
     07/31/2001          $27,228      $23,039           $16,576
     08/31/2001          $27,075      $21,979           $17,198
     09/30/2001          $24,376      $19,973           $17,320
     10/31/2001          $24,800      $20,396           $17,476
     11/30/2001          $25,956      $21,650           $17,217
     12/31/2001          $26,346      $21,854           $16,770

Total Return             163.46%      118.54%            67.70%

** Sources: Standard & Poor's Micropal; MSCI; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Asset Strategy Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TA-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights/a/


                                                                      Class 1
                                                 ------------------------------------------------
                                                              Year Ended December 31,
                                                 ------------------------------------------------
                                                   2001      2000      1999      1998      1997
                                                 --------  --------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the year)...
Net asset value, beginning of year.............. $  19.22  $  23.37  $  22.46  $  22.35  $  21.08
                                                 --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income/b,d/....................      .38       .44       .44       .69       .67
  Net realized and unrealized gains (losses)/d/.    (2.16)     (.45)     3.78       .75      2.44
                                                 --------  --------  --------  --------  --------
Total from investment operations................    (1.78)     (.01)     4.22      1.44      3.11
                                                 --------  --------  --------  --------  --------
Less distributions from:
  Net investment income.........................     (.26)     (.52)     (.50)     (.66)     (.63)
  Net realized gains............................    (1.67)    (3.62)    (2.81)     (.67)    (1.21)
                                                 --------  --------  --------  --------  --------
Total distributions.............................    (1.93)    (4.14)    (3.31)    (1.33)    (1.84)
                                                 --------  --------  --------  --------  --------
Net asset value, end of year.................... $  15.51  $  19.22  $  23.37  $  22.46  $  22.35
                                                 ------------------------------------------------

Total return/c/.................................  (9.72)%      .29%    22.86%     6.41%    15.52%

Ratios/supplemental data
Net assets, end of year (000's)................. $501,074  $628,244  $671,549  $692,163  $735,568
Ratios to average net assets:
  Expenses......................................     .81%      .81%      .74%      .78%      .74%
  Net investment income/d/......................    2.28%     2.20%     2.06%     2.88%     3.32%
Portfolio turnover rate.........................   35.63%    30.32%    45.34%    43.18%    45.27%


/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(h) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .11% for the year ended December 31, 2001.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights/a/ (continued)


                                                                    Class 2
                                                 ----------------------------------------------
                                                            Year Ended December 31,
                                                 ----------------------------------------------
                                                   2001     2000     1999     1998     1997/d/
                                                 ----------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year.............. $  19.13  $ 23.27  $ 22.38  $ 22.32  $   20.40
                                                 --------  -------  -------  -------  ---------
Income from investment operations:
  Net investment income/b,f/....................      .33      .37      .36      .63        .16
  Net realized and unrealized gains (losses)/f/.    (2.15)    (.43)    3.80      .74       1.76
                                                 --------  -------  -------  -------  ---------
Total from investment operations................    (1.82)    (.06)    4.16     1.37       1.92
                                                 --------  -------  -------  -------  ---------
Less distributions from:
  Net investment income.........................     (.23)    (.46)    (.46)    (.64)        --
  Net realized gains............................    (1.67)   (3.62)   (2.81)    (.67)        --
                                                 --------  -------  -------  -------  ---------
Total distributions.............................    (1.90)   (4.08)   (3.27)   (1.31)        --
                                                 --------  -------  -------  -------  ---------
Net asset value, end of year.................... $  15.41  $ 19.13  $ 23.27  $ 22.38  $   22.32
                                                 --------  -------  -------  -------  ---------

Total return/c/.................................  (9.95)%     .04%   22.54%    6.10%      9.41%
Ratios/supplemental data
Net assets, end of year (000's)................. $ 38,974  $32,346  $20,962  $15,763  $   9,665
Ratios to average net assets:
  Expenses......................................    1.06%    1.07%     .99%    1.03%   1.03%/e/
  Net investment income/f/......................    1.99%    1.91%    1.71%    2.61%   1.97%/e/
Portfolio turnover rate.........................   35.63%   30.32%   45.34%   43.18%     45.27%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized
/f/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(h) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .10% for the year ended December 31, 2001.

                                                                           TA-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001


                                           COUNTRY      SHARES      VALUE
    ------------------------------------------------------------------------
    Common Stocks 78.5%
    Aerospace & Defense 1.4%
    BAE Systems PLC.................... United Kingdom   153,055 $   689,427
    Rolls-Royce PLC.................... United Kingdom 2,733,657   6,624,274
                                                                 -----------
                                                                   7,313,701
                                                                 -----------
    Air Freight & Couriers 1.0%
    Deutsche Post AG...................    Germany       382,790   5,282,965
                                                                 -----------
    Airlines 1.0%
    British Airways PLC................ United Kingdom 1,925,900   5,465,733
                                                                 -----------
    Auto Components 2.4%
    Autoliv Inc........................     Sweden       246,900   5,014,539
    Autoliv Inc., SDR..................     Sweden       129,000   2,582,533
    Valeo SA...........................     France       140,790   5,616,106
                                                                 -----------
                                                                  13,213,178
                                                                 -----------
    Automobiles 1.0%
    Ford Motor Co...................... United States    154,148   2,423,207
    General Motors Corp................ United States     42,700   2,075,220
    Volkswagen AG......................    Germany        14,430     671,976
                                                                 -----------
                                                                   5,170,403
                                                                 -----------
    Banks 4.8%
    Banca Nazionale del Lavoro SpA.....     Italy        225,160     456,098
    Canadian Imperial Bank of Commerce.     Canada        70,000   2,405,325
    DBS Group Holdings Ltd.............   Singapore      476,000   3,557,433
    /a/DBS Group Holdings Ltd., 144A...   Singapore      468,000   3,497,644
    DNB Holding ASA....................     Norway     2,178,900   9,814,318
    Nordea AB, FDR.....................     Sweden     1,158,460   6,178,646
                                                                 -----------
                                                                  25,909,464
                                                                 -----------
    Chemicals 3.1%
    Akzo Nobel NV......................  Netherlands     178,695   7,979,373
    BASF AG............................    Germany       232,000   8,645,077
                                                                 -----------
                                                                  16,624,450
                                                                 -----------
    Commercial Services & Supplies 2.1%
    /a/Ceridian Corp................... United States    305,700   5,731,875
    Chubb PLC.......................... United Kingdom 1,581,900   3,959,930
    Kidde PLC.......................... United Kingdom 1,581,900   1,542,531
                                                                 -----------
                                                                  11,234,336
                                                                 -----------
    Communications Equipment .3%
    Alcatel SA.........................     France       101,525   1,735,640
                                                                 -----------
    Computers & Peripherals 2.2%
    Compaq Computer Corp............... United States    420,790   4,106,910
    Fujitsu Ltd........................     Japan        251,000   1,827,056
    Hewlett-Packard Co................. United States    127,500   2,618,850
    NEC Corp...........................     Japan        319,000   3,254,258
                                                                 -----------
                                                                  11,807,074
                                                                 -----------
    Construction & Engineering 1.0%
    Kurita Water Industries Ltd........     Japan        432,000   5,362,918
                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                 COUNTRY      SHARES      VALUE
----------------------------------------------------------------------------------
Common Stocks (cont.)
Construction Materials .1%
Hanson PLC................................... United Kingdom    96,900 $   668,470
                                                                       -----------
Diversified Financials 5.2%
ING Groep NV.................................  Netherlands     362,572   9,245,975
Nomura Holdings Inc..........................     Japan        461,600   5,917,046
Swire Pacific Ltd., A........................   Hong Kong    2,200,000  11,990,485
Swire Pacific Ltd., B........................   Hong Kong      945,000     678,649
                                                                       -----------
                                                                        27,832,155
                                                                       -----------
Diversified Telecommunication Services 10.6%
AT&T Corp.................................... United States    193,620   3,512,267
Cable & Wireless PLC......................... United Kingdom   975,500   4,692,225
Korea Telecom Corp., ADR.....................  South Korea     331,260   6,734,516
Nippon Telegraph & Telephone Corp............     Japan          1,152   3,753,273
Nippon Telegraph & Telephone Corp., ADR......     Japan          5,680      92,016
PT Indosat (Persero) TBK, ADR................   Indonesia      370,800   3,281,580
SBC Communications Inc....................... United States    181,510   7,109,747
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,562,970   5,336,097
Telefonica SA, ADR...........................     Spain        216,513   8,677,841
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       212,758   7,450,785
Worldcom Inc.-MCI Group...................... United States     17,840     226,568
/a/Worldcom Inc.-Worldcom Group.............. United States    446,000   6,279,680
                                                                       -----------
                                                                        57,146,595
                                                                       -----------
Electric Utilities 3.2%
E.On AG......................................    Germany       173,800   9,037,495
Endesa SA....................................     Spain        122,000   1,908,609
Endesa SA, ADR...............................     Spain         88,000   1,378,960
Iberdrola SA, Br.............................     Spain         85,000   1,106,501
Korea Electric Power Corp....................  South Korea     215,280   3,556,586
                                                                       -----------
                                                                        16,988,151
                                                                       -----------
Electrical Equipment .6%
Alstom SA....................................     France       287,440   3,196,650
                                                                       -----------
Food & Drug Retailing 1.6%
J.Sainsbury PLC.............................. United Kingdom 1,670,700   8,899,377
                                                                       -----------
Food Products 4.4%
Kraft Foods Inc.............................. United States    230,200   7,833,706
Nestle SA....................................  Switzerland      39,030   8,322,012
Unilever PLC................................. United Kingdom   930,650   7,639,159
                                                                       -----------
                                                                        23,794,877
                                                                       -----------
Health Care Providers & Services 2.2%
/a/Wellpoint Health Networks Inc............. United States    102,200  11,942,070
                                                                       -----------
Household Durables .6%
Koninklijke Philips Electronics NV...........  Netherlands     115,767   3,440,777
                                                                       -----------
Insurance 5.2%
Ace Ltd......................................    Bermuda        25,200   1,011,780
Allstate Corp................................ United States     80,000   2,696,000
AXA SA.......................................     France       316,124   6,606,265
Torchmark Corp............................... United States     90,000   3,539,700

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                  COUNTRY      SHARES      VALUE
------------------------------------------------------------------------------------
Common Stocks (cont.)
Insurance (cont.)
XL Capital Ltd., A............................    Bermuda       100,290 $  9,162,494
Zurich Financial Services AG..................  Switzerland      21,200    4,973,588
                                                                        ------------
                                                                          27,989,827
                                                                        ------------
Leisure Equipment & Products 1.2%
Mattel Inc.................................... United States    377,100    6,486,120
                                                                        ------------
Machinery 1.8%
Invensys PLC.................................. United Kingdom 3,015,770    5,234,035
Volvo AB, B...................................     Sweden       260,000    4,362,375
                                                                        ------------
                                                                           9,596,410
                                                                        ------------
Media 1.7%
Wolters Kluwer NV.............................  Netherlands     407,711    9,293,469
                                                                        ------------
Metals & Mining 3.9%
AngloGold Ltd., ADR...........................  South Africa    229,700    4,148,382
Barrick Gold Corp.............................     Canada       419,390    6,686,594
Consol Energy Inc............................. United States    250,000    6,210,000
/a/Corus Group PLC............................ United Kingdom 3,943,000    4,131,800
                                                                        ------------
                                                                          21,176,776
                                                                        ------------
Multiline Retail 1.3%
Marks & Spencer PLC........................... United Kingdom 1,339,010    7,035,113
                                                                        ------------
Oil & Gas 4.2%
Canadian Natural Resources Ltd................     Canada        64,699    1,578,656
Eni SpA.......................................     Italy        632,755    7,932,748
Husky Energy Inc..............................     Canada       549,350    5,668,156
Repsol YPF SA.................................     Spain         24,000      350,034
Shell Transport & Trading Co. PLC............. United Kingdom 1,070,600    7,354,435
                                                                        ------------
                                                                          22,884,029
                                                                        ------------
Paper & Forest Products 1.6%
Stora Enso OYJ, R.............................    Finland       690,520    8,841,391
                                                                        ------------
Pharmaceuticals 3.7%
Aventis SA....................................     France       104,430    7,415,517
Ono Pharmaceutical Co. Ltd....................     Japan        247,000    7,425,454
Teva Pharmaceutical Industries Ltd., ADR......     Israel        83,680    5,157,198
                                                                        ------------
                                                                          19,998,169
                                                                        ------------
Real Estate 1.3%
Cheung Kong Holdings Ltd......................   Hong Kong      652,500    6,777,830
                                                                        ------------
Road & Rail .7%
Nippon Express Co. Ltd........................     Japan      1,175,000    3,989,585
                                                                        ------------
Semiconductor Equipment & Products 1.5%
Samsung Electronics Co. Ltd...................  South Korea      37,700    8,007,842
                                                                        ------------
Software 1.6%
/a/Synopsys Inc............................... United States    148,800    8,789,613
                                                                        ------------
Total Common Stocks (Cost $447,918,760).......                           423,895,158
                                                                        ------------
Preferred Stock 1.5%
Petroleo Brasileiro SA, pfd. (Cost $8,388,499)     Brazil       360,000    7,969,704
                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                   PRINCIPAL
                                                       COUNTRY      AMOUNT*          VALUE
----------------------------------------------------------------------------------------------
Bonds 18.2%
Buoni Poliennali Del Tesoro
  7.75%, 11/01/06..................................     Italy       3,974,190 EUR $  4,009,258
  5.50%, 11/01/11..................................     Italy       2,300,000 EUR    2,102,650
Federal Republic of Germany
  3.75%, 8/26/03...................................    Germany      1,614,000 EUR    1,441,921
  3.25%, 2/17/04...................................    Germany      4,937,000 EUR    4,358,103
  5.00%, 8/19/05...................................    Germany      3,268,000 EUR    2,981,004
  6.00%, 7/04/07...................................    Germany      5,242,000 EUR    4,993,223
  5.00%, 7/04/11...................................    Germany      8,855,000 EUR    7,879,167
FNMA, 6.00%, 5/15/11............................... United States   2,398,000        2,440,979
Government of Canada
  6.00%, 6/01/08...................................     Canada      2,212,000 CAD    1,457,232
  6.00%, 6/01/11...................................     Canada        889,000 CAD      583,148
Government of France
  6.75%, 10/25/03..................................     France      2,126,000 EUR    1,994,891
  4.00%, 10/25/09..................................     France      6,420,000 EUR    5,379,106
Government of Netherlands, 5.75%, 2/15/07..........  Netherlands    3,958,000 EUR    3,714,865
Government of New Zealand, 7.00%, 7/15/09..........  New Zealand    2,665,000 NZD    1,128,736
Government of Spain, 10.15%, 1/31/06...............     Spain       2,450,000 EUR    2,639,047
Kingdom of Belgium, 7.50%, 7/29/08.................    Belgium      2,353,000 EUR    2,396,180
Kingdom of Denmark, 5.00%, 8/15/05.................    Denmark     11,696,000 DKK    1,415,708
Kingdom of Sweden, 6.00%, 2/09/05..................     Sweden      7,200,000 SEK      710,274
New South Wales Treasury Corp., 6.50%, 5/01/06.....   Australia     1,007,000 AUD      532,287
/b/Protexa Construcciones SA De Cv,12.125%, 7/24/02     Mexico         62,039           15,510
Republic of Brazil
  12.25%, 3/06/30..................................     Brazil        930,000          787,013
  11.00%, 8/17/40..................................     Brazil      3,265,000        2,522,213
Republic of Bulgaria, A, 4.5625%, 7/28/24..........    Bulgaria     2,845,000        2,532,050
Republic of Panama, 8.875%, 9/30/27................     Panama        960,000          888,000
Republic of Peru, FRN, 4.50%, 3/07/17..............      Peru       1,100,000          847,000
Republic of Turkey, 11.875%, 1/15/30...............     Turkey      1,195,000        1,159,150
Republic of Venezuela, 144A, 9.125%, 6/18/07.......   Venezuela     1,640,000        1,370,815
Republic of Venezuela, Reg S, 9.125%, 6/18/07......   Venezuela       600,000          501,518
U.S. Treasury Note
  3.00%, 11/30/03.................................. United States   2,821,000        2,823,866
  5.00%, 8/15/11................................... United States  22,454,000       22,404,893
United Kingdom, 7.50%, 12/07/06.................... United Kingdom  2,717,000 GBP    4,357,639
United Mexican States
  9.875%, 2/01/10..................................     Mexico        724,000          810,880
  11.375%, 9/15/16.................................     Mexico      1,330,000        1,643,215
  11.50%, 5/15/26..................................     Mexico      2,895,000        3,695,468
                                                                                  ------------
Total Bonds (Cost $100,560,858)....................                                 98,517,009
                                                                                  ------------
Total Long Term Investments (Cost $556,868,117)....                                530,381,871
                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                             COUNTRY     SHARES      VALUE
--------------------------------------------------------------------------------------------------------------
/c/Short Term Investments 1.3%
Franklin Institutional Fiduciary Money Market Portfolio (Cost $7,046,241) United States 7,046,241 $  7,046,241
                                                                                                  ------------
Total Investments (Cost $563,914,358) 99.5%..............................                          537,428,112
Other Assets less Liabilities .5%........................................                            2,619,494
                                                                                                  ------------
Total Net Assets 100.0%..................................................                         $540,047,606
                                                                                                  ------------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona



*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing
/b/The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

TA-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $563,914,358
                                                         ------------
             Value......................................  537,428,112
           Receivables:
             Capital shares sold........................       72,256
             Dividends and interest.....................    3,424,363
                                                         ------------
              Total assets..............................  540,924,731
                                                         ------------
         Liabilities:
           Payables:
             Capital shares redeemed....................      353,528
             Affiliates.................................      356,203
             Transfer agent.............................       52,000
             Reports to shareholders....................       85,000
           Other liabilities............................       30,394
                                                         ------------
              Total liabilities.........................      877,125
                                                         ------------
                Net assets, at value.................... $540,047,606
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $  8,598,433
           Net unrealized depreciation..................  (26,510,434)
           Accumulated net realized loss................   (8,301,940)
           Capital shares...............................  566,261,547
                                                         ------------
                Net assets, at value.................... $540,047,606
                                                         ------------
         Class 1:
           Net asset, at value.......................... $501,073,706
                                                         ------------
           Shares outstanding...........................   32,311,711
                                                         ------------
           Net asset value and offering price per share.       $15.51
                                                         ------------
         Class 2:
           Net asset, at value.......................... $ 38,973,900
                                                         ------------
           Shares outstanding...........................    2,529,128
                                                         ------------
           Net asset value and offering price per share.       $15.41
                                                         ------------

                                                                          TA-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $1,350,839)
  Dividends................................................................... $ 12,106,846
  Interest....................................................................    6,022,819
                                                                               ------------
    Total investment income...................................................   18,129,665
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    3,558,579
  Administrative fees (Note 3 )...............................................      825,204
  Distribution fees - Class 2 (Note 3 ).......................................       91,207
  Transfer agent fees.........................................................       26,194
  Custodian fees..............................................................      139,793
  Reports to shareholders.....................................................      155,798
  Professional fees...........................................................       27,707
  Trustees' fees and expenses.................................................        5,494
  Other.......................................................................        1,387
                                                                               ------------
    Total expenses............................................................    4,831,363
                                                                               ------------
       Net investment income..................................................   13,298,302
                                                                               ------------
Realized and unrealized losses:
  Net realized loss from:
    Investments...............................................................   (9,989,025)
    Foreign currency transactions.............................................     (165,103)
                                                                               ------------
       Net realized loss......................................................  (10,154,128)
  Net unrealized depreciation:
    Investments...............................................................  (66,387,046)
    Translation of assets and liabilities denominated in foreign currencies...      (77,335)
                                                                               ------------
       Net unrealized depreciation............................................  (66,464,381)
                                                                               ------------
Net realized and unrealized loss..............................................  (76,618,509)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(63,320,207)
                                                                               ------------

TA-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  13,298,302
    Net realized gain (loss) from investments and foreign currency transactions...........................   (10,154,128)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (66,464,381)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................   (63,320,207)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (7,936,813)
     Class 2..............................................................................................      (475,131)
    Net realized gains:
     Class 1..............................................................................................   (51,727,081)
     Class 2..............................................................................................    (3,403,336)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (63,542,361)
  Capital Share transactions: (Note 2)....................................................................
     Class 1..............................................................................................    (7,898,282)
     Class 2..............................................................................................    14,218,515
                                                                                                           --------------
  Total capital share transactions........................................................................     6,320,233
     Net decrease in net assets...........................................................................  (120,542,335)
Net Assets:
  Beginning of year.......................................................................................   660,589,941
                                                                                                           --------------
  End of year............................................................................................. $ 540,047,606
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   8,598,433
                                                                                                           --------------

                                                                                                               2000

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  14,959,060
    Net realized gain (loss) from investments and foreign currency transactions...........................    68,763,866
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (81,357,656)

     Net increase (decrease) in net assets resulting from operations......................................     2,365,270
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (15,153,507)
     Class 2..............................................................................................      (472,676)
    Net realized gains:
     Class 1..............................................................................................  (104,057,396)
     Class 2..............................................................................................    (3,633,708)

  Total distributions to shareholders.....................................................................  (123,317,287)
  Capital Share transactions: (Note 2)....................................................................
     Class 1..............................................................................................    73,640,758
     Class 2..............................................................................................    15,390,362

  Total capital share transactions........................................................................    89,031,120
     Net decrease in net assets...........................................................................   (31,920,897)
Net Assets:
  Beginning of year.......................................................................................   692,510,838

  End of year............................................................................................. $ 660,589,941

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   8,243,716


                                                                          TA-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Asset Strategy Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is high total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $646,849 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $624,907, increase unrealized gains by $50,448, and increase realized gains by $574,459. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               ---------------------------------------------------
                                                         2001                       2000
                                               ---------------------------------------------------
Class 1 Shares:                                  Shares       Amount       Shares       Amount
                                               ---------------------------------------------------
Shares sold...................................    482,742  $  8,364,185     516,917  $  10,149,459
Shares issued on merger/a/....................         --            --   2,830,073     53,573,397
Shares issued in reinvestment of distributions  3,678,415    59,663,894   6,151,475    119,210,903
Shares redeemed............................... (4,534,037)  (75,926,361) (5,549,199)  (109,293,001)
                                               ---------------------------------------------------
Net increase..................................   (372,880) $ (7,898,282)  3,949,266  $  73,640,758
                                               ---------------------------------------------------
Class 2 Shares:
Shares sold...................................  1,417,616  $ 23,183,700     785,706  $  15,358,226
Shares issued on merger/a/....................         --            --       2,893         54,613
Shares issued in reinvestment of distributions    240,301     3,878,467     212,594      4,106,384
Shares redeemed...............................   (819,294)  (12,843,652)   (211,313)    (4,128,861)
                                               ---------------------------------------------------
Net increase..................................    838,623  $ 14,218,515     789,880  $  15,390,362
                                               ---------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Asset Allocation Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel LLC (TIC)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .65%        First $200 million
           .585%        Over $200 million, up to and including $1.3 billion
            .52%        Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had $5,082,133 tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire in 2009.

At December 31, 2001, the Fund had deferred capital losses of $3,791,870 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of washsales, foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                  2001
                                               -----------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $11,365,682
                       Long-term capital gain.  48,298,212
                                               -----------
                                               $59,663,894
                                               -----------
                     Class 2
                       Ordinary income........ $   700,730
                       Long-term capital gain.   3,177,737
                                               -----------
                                               $ 3,878,467
                                               -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and indistributed long-term capital loss carryforward for income tax purposes were as follows:

              Cost of investments.................. $564,614,050
                                                    ------------
              Unrealized appreciation..............   72,547,558
              Unrealized depreciation..............  (99,733,496)
                                                    ------------
              Net unrealized depreciation.......... $(27,185,938)
                                                    ------------

              Undistributed ordinary income........ $  9,870,187
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $  9,870,187
                                                    ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $203,401,805 and $219,057,996, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Asset Strategy Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on these statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.80% amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001:

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the year ended December 31, 2001, most emerging markets experienced a significant slowdown in economic growth. Furthermore, the closure of U.S. financial markets following the September 11 terrorist attacks, and the ensuing U.S. economic fallout, contributed to greater volatility across all international markets, especially in Latin America.

Most Asian economies, including those of Hong Kong, South Korea, Thailand and Indonesia, had diminishing output and quarter-over-quarter declines in gross domestic product (GDP) throughout 2001. Although this translated into negative quarterly GDP for most of the region, South Korea's managed to grow at a 1.8% annualized rate in the third quarter of 2001, compared to 2.7% in the second quarter, mainly due to higher government and consumer expenditures. Making significant economic news, China ended its 15-year quest and officially entered the World Trade Organization (WTO) on December 11. Many observers expect China's accession to bring with it a wide scale of reforms that will further open its economy and lead to greater global integration and increased access for foreign investors. We expect China's entry to bode well for the nation's stock markets as the reforms should lead to greater transparency and protection for minority shareholders. One day after China's approval into the WTO, Taiwan's entry was also approved. In a move aimed at improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. Another positive change was President Bush's granting permanent normal trade status to China with the U.S., which should further support Chinese businesses.

Elsewhere in the region, Thailand's constitutional court acquitted Prime Minister Thaksin Shinawatra of graft charges. This single event appeared to remove the political uncertainty that had hindered his administration since it took office and should now allow Thaksin to concentrate on implementing key reforms. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after the parliament voted to remove Abdurrahman Wahid. Thailand and Indonesia have undergone tremendous strains, both politically and economically, but we expect the new governments to work toward the swift implementation of key reforms to expedite recovery and attract foreign investment.


                                    [CHART]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
12/31/01

Asia 49.6%

Europe 20.6%

Latin America 14.4%

Mid-East/Africa 13.8%

Short-Term Investments & Other Net Assets 1.6%

Most Latin American economies were negatively affected by the global economic slowdown. Also, the region experienced the contagion of Argentina's worsening recession and political upheaval resulting mainly from failed reforms and the country's increasingly precarious debt position. In December 2001, the International Monetary Fund (IMF) refused to disburse additional loans to Argentina due to noncompliance with the agreement signed one year earlier. These funds were critical for the country to keep servicing interest and principal maturities on its outstanding debt, given that Argentina has reduced its presence in the voluntary financial markets since the end of 1999. Furthermore, the Argentine government partially froze bank accounts by temporarily limiting withdrawals and transfers in an attempt to prevent excessive outflows from the financial system. At year-end, Argentina's social unrest made headlines as the country struggled for political and economic stability.

With the Argentinean crisis contagion, energy rationing and a weak- ening currency, Brazilian GDP also slowed significantly, and grew just 0.5% annualized in 2001's third quarter. Brazilian presidential elections scheduled for 2002 may divert attention away from the implementation of much-needed reforms. However, over the long term, we expect Brazil to continue working toward achieving economic recovery and attracting foreign investment. Weak export demand, particularly from the U.S., contributed to Mexico's -1.6% annualized GDP rate in the third quarter, the country's first such contraction in five years. When the U.S. economy recovers, we believe most Latin American economies are apt to rebound with it.

In Eastern Europe, aspirations of convergence to European Monetary Union (EMU) standards continued to push most markets to strive toward positive change, and Poland became a likely candidate for admission in 2004. However, in line with the global economic environment, Finance Minister Belka reduced Poland's 2002 GDP growth forecasts to 1.2%-1.5% from a previously optimistic estimate of 2.0%-2.5%. In line with that trend, Poland's third quarter 2001 GDP slowed to a 1.9% annualized rate, down significantly from its second quarter growth rate of 6.6%. Although falling oil prices and a strengthening ruble hindered export trade and profitability, Russia's economy remained strong enough to pay US$2.7 billion in early debt repayment to the IMF during October and November 2001. Russian president Putin also sought significant economic reforms and signed various bills into law, including changes to the tax code that should


 Top 10 Countries
 Templeton Developing Markets
 Securities Fund
 12/31/01

                                         % of Total
                                         Net Assets
                            -----------------------

                            South Africa   12.8%

                            Hong Kong      10.9%

                            Taiwan          9.5%

                            Turkey          7.4%

                            Mexico          6.9%

                            Brazil          5.9%

                            South Korea     5.8%

                            China           5.3%

                            Thailand        4.5%

                            Singapore       4.5%

benefit businesses. In Hungary, slowing demand for exports from the EMU and the U.S. helped cause third quarter Hungarian GDP growth to slow to a 3.7% annualized rate, compared with 4.0% in the second quarter and 4.4% in the first quarter. Elsewhere in developing Europe, Turkey secured a further US$10 billion from the IMF during November. As part of its agreement, the nation announced spending cuts and measures aimed at increasing revenues.

In South Africa, the rand became quite undervalued, as much as -55% according to purchasing parity studies. As quoted in The Financial Times, South Africa became the "cheapest country in the world" during 2001. South Africa now has the dubious privilege of being the only country in the world where a McDonald's Big Mac hamburger costs less than a U.S. dollar. At year-end, the rand was facing a confidence crisis. Even though Moody's(R), an independent credit rating agency, upgraded South Africa's credit standing in November, the rand continued to show weakness. It is now anticipated that the country's central bank may take some action to help support the currency. Despite expectations for some short-term volatility due to possible contagion from Argentina, we expect South Africa to continue attracting foreign investments because of its sound judicial and regulatory structures, as well as the adherence of the listed companies to accepted codes of corporate governance. We believe South Africa has excellent companies being sold at inexpensive prices. With the spiraling currency, we were able to buy these companies even more cheaply. In short, we believe we were buying first world companies at third world prices during the reporting period.

Within this challenging environment for developing markets, Templeton Developing Markets Securities Fund posted negative results for the year ended December 31, 2001, as shown in the Performance Summary following this report. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free Index and S&P(R)/International Finance Corporation Investable Composite Index, returned -2.37% and 1.77% during the same time./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                     Top 10 Equity Holdings
                     Templeton Developing Markets
                     Securities Fund
                     12/31/01
                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     South African
                     Breweries PLC                  3.6%
                     Beverages, South Africa

                     Kimberly Clark de Mexico
                     SA de CV, A                    2.8%
                     Paper & Forest Products,
                     Mexico

                     Akbank                         2.1%
                     Banks, Turkey

                     Samsung Electronics
                     Co. Ltd.                       2.1%
                     Semiconductor Equipment
                     & Products, South Korea

                     PT Telekomunikasi
                     Indonesia TBK, B               1.9%
                     Diversified
                     Telecommunication
                     Services, Indonesia

                     Banco Bradesco SA, pfd.        1.9%
                     Banks, Brazil

                     Tupras-Turkiye Petrol
                     Rafineleri AS                  1.8%
                     Oil & Gas, Turkey

                     Centrais Eletricas
                     Brasileiras SA (Eletrobras)    1.8%
                     Electric Utilities, Brazil

                     Polski Koncern Naftowy
                     Orlen SA                       1.7%
                     Oil & Gas, Poland

                     Fraser And Neave Ltd.          1.6%
                     Beverages, Singapore

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. As we continued our search for value stocks, we increased exposure to China H and Red Chip shares during the reporting period. We believe that a great number of these China-related companies stand to benefit from China's accession into the WTO and the subsequent implementation of reforms that could accompany its new trade status. Holdings in Taiwan also increased as we found what we believe are solid stocks backed by superior technology selling at cheap prices. The technology crash and falling export demand for electronics, especially from the U.S., led share prices to correct substantially. At year-end we believed many of these stocks were trading below their intrinsic value. On the other hand, we sold our holdings in China's Shanghai market as stock prices exceeded our estimate of their fair value after experiencing substantial price rises earlier in 2001. Despite Asia's slower economic growth and exports, we expect the region to continue attracting foreign investment. We believe most Asian economies should continue to benefit from lower U.S. interest rates, active reforms and restructuring, as well as revived domestic demand.

We increased our exposure to Russia as President Putin continued to implement key reforms and work toward improving market transparency. We also added selective holdings in Spain, which have substantial exposure to Latin America, allowing the Fund to also benefit from cheap valuations as well as good management, in our view. Similarly, we added to the portfolio's Peruvian exposure as our search for value stocks continued. On the other hand, exposure to Mexico fell as we reduced holdings in companies that we believed might be impacted by the U.S. recession. We also sold Brazilian stocks as contagion from Argentina appeared to push Brazilian stock markets lower. And we completed divestment in Chile, Colombia and Venezuela during the year under review, causing the Fund's overall Latin America exposure to fall from 21.9% of total net assets at the beginning of the year to just 14.4% by December 31, 2001.

Despite the impact of the unfortunate events of September 11, we believe that the key reasons favoring emerging market investments are still intact going into 2002. In fact, as a result of the panic selling following September 11, we intensified our search for undervalued stocks. We find that many markets are exhibiting strong fundamentals and are at low levels when compared with their historical highs. As we search for bargains, we make every attempt to mitigate some of the risks by focusing on companies that do not rely on exports to the U.S. but rather on their respective domestic economies for earnings and growth. Of course, if the whole world is in recession, there is no escaping the repercussions, but we believe that the Fund has invested in viable companies that should prosper in the long term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 1*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -8.08% -46.00%  -49.08%
              Average Annual Total Return -8.08% -11.59%  -10.94%
              Value of $10,000 Investment $9,192  $5,400   $5,092


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/01)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (42)
This graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/01.


                       Templeton Developing       MSCI EMF                 IFCI
                     Markets Securities Fund -  (EmMrktsFree)           Composite
                             Class I                $G1                     $T
---------------------------------------------------------------------------------
    03/04/1996               $10,000              $10,000                 $10,000
    03/31/1996               $10,017              $10,068                 $10,125
    04/30/1996                $9,977              $10,471                 $10,534
    05/31/1996               $10,007              $10,424                 $10,442
    06/30/1996                $9,797              $10,488                 $10,564
    07/31/1996                $9,248               $9,772                  $9,871
    08/31/1996                $9,248              $10,022                 $10,176
    09/30/1996                $9,368              $10,109                 $10,327
    10/31/1996                $9,138               $9,839                 $10,105
    11/30/1996                $9,458              $10,005                 $10,254
    12/31/1996                $9,428              $10,050                 $10,299
    01/31/1997               $10,108              $10,735                 $11,027
    02/28/1997               $10,347              $11,194                 $11,566
    03/31/1997               $10,136              $10,900                 $11,281
    04/30/1997                $9,895              $10,920                 $11,090
    05/31/1997                $9,815              $11,232                 $11,467
    06/30/1997                $9,985              $11,833                 $11,963
    07/31/1997               $10,368              $12,009                 $12,079
    08/31/1997                $9,371              $10,482                 $10,538
    09/30/1997                $9,613              $10,772                 $10,880
    10/31/1997                $7,871               $9,004                  $9,091
    11/30/1997                $7,076               $8,676                  $8,660
    12/31/1997                $6,674               $8,885                  $8,783
    01/31/1998                $6,261               $8,188                  $8,205
    02/28/1998                $6,976               $9,043                  $9,043
    03/31/1998                $7,138               $9,435                  $9,398
    04/30/1998                $6,902               $9,333                  $9,421
    05/31/1998                $5,822               $8,054                  $8,246
    06/30/1998                $5,112               $7,209                  $7,404
    07/31/1998                $5,143               $7,438                  $7,698
    08/31/1998                $3,950               $5,287                  $5,534
    09/30/1998                $4,166               $5,623                  $5,797
    10/31/1998                $4,762               $6,215                  $6,468
    11/30/1998                $5,369               $6,732                  $6,956
    12/31/1998                $5,277               $6,634                  $6,851
    01/31/1999                $5,081               $6,527                  $6,685
    02/28/1999                $4,999               $6,591                  $6,804
    03/31/1999                $5,704               $7,459                  $7,599
    04/30/1999                $6,947               $8,382                  $8,634
    05/31/1999                $6,759               $8,333                  $8,480
    06/30/1999                $7,553               $9,279                  $9,404
    07/31/1999                $7,041               $9,027                  $9,269
    08/31/1999                $6,780               $9,109                  $9,370
    09/30/1999                $6,436               $8,801                  $9,109
    10/31/1999                $6,613               $8,989                  $9,264
    11/30/1999                $7,042               $9,795                 $10,097
    12/31/1999                $8,118              $11,041                 $11,450
    01/31/2000                $7,804              $11,107                 $11,449
    02/29/2000                $7,509              $11,254                 $11,439
    03/31/2000                $7,562              $11,309                 $11,604
    04/30/2000                $6,816              $10,237                 $10,403
    05/31/2000                $6,298               $9,814                 $10,130
    06/30/2000                $6,742              $10,159                 $10,415
    07/31/2000                $6,488               $9,637                  $9,913
    08/31/2000                $6,625               $9,684                  $9,953
    09/30/2000                $5,992               $8,839                  $9,063
    10/31/2000                $5,507               $8,198                  $8,330
    11/30/2000                $5,243               $7,482                  $7,594
    12/31/2000                $5,538               $7,662                  $7,815
    01/31/2001                $6,108               $8,717                  $8,818
    02/28/2001                $5,612               $8,034                  $8,139
    03/31/2001                $5,106               $7,245                  $7,437
    04/30/2001                $5,349               $7,603                  $7,878
    05/31/2001                $5,507               $7,694                  $8,116
    06/30/2001                $5,464               $7,536                  $7,969
    07/31/2001                $5,134               $7,060                  $7,425
    08/31/2001                $5,134               $6,990                  $7,324
    09/30/2001                $4,495               $5,908                  $6,189
    10/31/2001                $4,633               $6,275                  $6,573
    11/30/2001                $4,900               $6,930                  $7,343
    12/31/2001                $5,092               $7,480                  $7,953

Total Return                 -49.08%              -25.20%                 -20.47%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TD-6
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/

                                                                    Class 1
                                              ---------------------------------------------------
                                                            Year Ended December 31,
                                              ---------------------------------------------------
                                                2001      2000       1999      1998       1997
                                              ---------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   5.25  $    7.77  $   5.13  $    6.63  $    9.43
                                              ---------------------------------------------------
Income from investment operations:
  Net investment income/b/...................      .08        .07       .05        .07        .09
  Net realized and unrealized gains (losses).     (.50)     (2.52)     2.67      (1.42)     (2.82)
                                              ---------------------------------------------------
Total from investment operations.............     (.42)     (2.45)     2.72      (1.35)     (2.73)
                                              ---------------------------------------------------
Less distributions from:
  Net investment income......................     (.05)      (.07)     (.08)      (.09)      (.04)
  Net realized gains.........................       --         --        --       (.06)      (.03)
                                              ---------------------------------------------------
Total distributions..........................     (.05)      (.07)     (.08)      (.15)      (.07)
                                              ---------------------------------------------------
Net asset value, end of year................. $   4.78  $    5.25  $   7.77  $    5.13  $    6.63
                                              ---------------------------------------------------

Total return/c/..............................  (8.08)%   (31.76)%    53.84%   (20.94)%   (29.22)%

Ratios/supplemental data
Net assets, end of year (000's).............. $240,289  $ 301,645  $297,605  $ 180,684  $ 163,459
Ratios to average net assets:
  Expenses...................................    1.57%      1.56%     1.50%      1.66%      1.58%
  Net investment income......................    1.64%      1.13%      .82%      1.67%      1.63%
Portfolio turnover rate......................   78.29%     89.48%    60.27%     23.22%     23.82%

/a/Financial highlights presented reflect historical financial information from
            TVP-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/ (continued)

                                                                     Class 2
                                              --------------------------------------------------
                                                             Year Ended December 31,
                                              --------------------------------------------------
                                                2001      2000      1999      1998      1997/d/
                                              --------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   5.22  $    7.74  $  5.12  $    6.62  $    9.85
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/b/...................      .07        .06      .03        .07        .04
  Net realized and unrealized gains (losses).     (.49)     (2.53)    2.66      (1.42)     (3.27)
                                              --------------------------------------------------
Total from investment operations.............     (.42)     (2.47)    2.69      (1.35)     (3.23)
                                              --------------------------------------------------
Less distributions from:
  Net investment income......................     (.04)      (.05)    (.07)      (.09)        --
  Net realized gains.........................       --         --       --       (.06)        --
                                              --------------------------------------------------
Total distributions..........................     (.04)      (.05)    (.07)      (.15)        --
                                              --------------------------------------------------
Net asset value, end of year................. $   4.76  $    5.22  $  7.74  $    5.12  $    6.62
                                              --------------------------------------------------

Total return/c/..............................  (8.08)%   (32.04)%   53.27%   (21.03)%   (32.79)%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 64,081  $  56,617  $49,654  $  17,287  $   9,569
Ratios to average net assets:
  Expenses...................................    1.82%      1.81%    1.75%      1.91%      1.77%/e/
  Net investment income......................    1.37%       .88%     .52%      1.44%      1.48%/e/
Portfolio turnover rate......................   78.29%     89.48%   60.27%     23.22%     23.82%

/a/Financial highlights presented reflect historical financial information from
            TVP-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

TD-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001

                                                                     INDUSTRY                  SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------
Long Term Investments 98.4%
Argentina 1.5%
/a/BBVA Banco aFrances SA, ADR.........................                Banks                       83,950 $    552,391
Capex SA, GDR, 144A....................................         Electric Utilities                 21,514       86,056
/a/Grupo Financiero Galicia SA, ADR....................                Banks                       29,330       93,563
/a/Molinos Rio de la Plata SA, B.......................            Food Products                  908,159    1,725,502
Perez Companc SA, B, ADR...............................              Oil & Gas                     14,600      182,354
Quilmes Industrial SA, ADR, B..........................              Beverages                    159,795    1,911,148
                                                                                                          ------------
                                                                                                             4,551,014
                                                                                                          ------------
Austria 3.1%
BBAG Oesterreichische Brau-Beteiligungs AG.............              Beverages                     23,780      846,949
Erste Bank Der Oester Sparkassen AG....................                Banks                       53,390    2,838,048
Mayr-Melnhof Karton AG.................................       Containers & Packaging               20,054      949,230
OMV AG.................................................              Oil & Gas                     56,595    4,742,916
                                                                                                          ------------
                                                                                                             9,377,143
                                                                                                          ------------
Brazil 5.9%
Aracruz Celulose SA, ADR, pfd..........................       Paper & Forest Products              17,420      316,696
Banco Bradesco SA, pfd.................................                Banks                1,087,157,126    5,881,612
Centrais Eletricas Brasileiras SA (Eletrobras).........         Electric Utilities            201,445,000    2,903,319
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.         Electric Utilities            196,988,000    2,660,041
Cia de Bebidas Das Americas (AMBEV), pfd...............              Beverages                  7,370,000    1,518,338
Companhia Paranaense De Energia-Copel, B, pfd..........         Electric Utilities            193,524,000    1,407,143
Duratex SA, pfd........................................          Building Products             71,297,583    1,462,673
Embraer-Empresa Brasileira de Aeronautica SA...........         Aerospace & Defense                62,000      335,694
Embraer-Empresa Brasileira de Aeronautica SA, ADR......         Aerospace & Defense                27,820      615,657
/a/Souza Cruz SA.......................................               Tobacco                      15,400       94,646
Unibanco Uniao de Bancos Brasileiros SA, GDR...........                Banks                       36,500      813,950
                                                                                                          ------------
                                                                                                            18,009,769
                                                                                                          ------------
Chile
/a/Quinenco SA, ADR....................................      Industrial Conglomerates               1,000        7,300
                                                                                                          ------------
China 5.3%
China Eastern Airline Corp. Ltd., H....................              Airlines                  10,392,000    1,252,715
China Everbright Ltd...................................       Diversified Financials            1,276,000      957,264
/a/China Mobile (Hong Kong) Ltd........................ Wireless Telecommunication Services       996,000    3,506,120
China Petroleum & Chemical Corp., H....................              Oil & Gas                 23,828,000    3,269,614
China Resources Enterprise Ltd.........................            Distributors                 2,768,000    2,591,278
China Shipping Development Co. Ltd., H.................               Marine                    1,424,000      226,442
/a/China Southern Airlines Co. Ltd., H.................              Airlines                   3,170,000      914,675
/a/China Unicom Ltd.................................... Wireless Telecommunication Services     1,326,000    1,462,403
Guangshen Railway Co. Ltd., H..........................             Road & Rail                   798,000      130,990
PetroChina Co. Ltd., H.................................              Oil & Gas                  3,322,000      587,901
Sinopec Shanghai Petrochemical Co. Ltd.................              Chemicals                  7,958,000      714,376
TCL International Holdings Inc.........................         Household Durables              1,160,000      193,387
/a/Travelsky Technology Ltd., H........................      IT Consulting & Services             218,000      167,739
Tsingtao Brewery Co. Ltd., H...........................              Beverages                     26,000        6,669
                                                                                                          ------------
                                                                                                            15,981,573
                                                                                                          ------------
Croatia .4%
Pliva D D, GDR, Reg S..................................           Pharmaceuticals                 126,300    1,307,205
                                                                                                          ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                    INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Czech Republic 1.0%
CEZ AS..............................................           Electric Utilities           1,036,705 $  2,250,671
Philip Morris CR AS.................................                Tobacco                     3,565      852,154
                                                                                                      ------------
                                                                                                         3,102,825
                                                                                                      ------------
Egypt .7%
/a/Al Ahram Beverages Co., GDR......................               Beverages                   82,146      577,486
Commercial International Bank Ltd...................                 Banks                    246,450    1,501,864
                                                                                                      ------------
                                                                                                         2,079,350
                                                                                                      ------------
Estonia .4%
Hansabank Ltd.......................................                 Banks                    129,950    1,195,878
                                                                                                      ------------
Finland .3%
Hartwall OY, A......................................               Beverages                   40,560      827,025
                                                                                                      ------------
Greece .3%
Hellenic Telecommunications Organization SA (OTE)... Diversified Telecommunication Services    60,590      987,274
                                                                                                      ------------
Hong Kong 10.9%
Beijing Enterprises Holdings Ltd....................        Industrial Conglomerates        1,302,000    1,602,903
Cheung Kong Holdings Ltd............................              Real Estate                 393,000    4,082,280
Cheung Kong Infrastructure Holdings Ltd.............         Construction Materials           126,000      196,323
China Merchants Holdings International Co. Ltd......        Industrial Conglomerates        3,882,000    2,489,148
China Travel International Investment Hong Kong Ltd.      Hotels Restaurants & Leisure        608,000      125,532
Citic Pacific Ltd...................................        Industrial Conglomerates        2,138,000    4,756,991
Cosco Pacific Ltd...................................     Transportation Infrastructure      5,066,000    2,614,907
Dairy Farm International Holdings Ltd...............         Food & Drug Retailing          1,511,833      982,691
Hang Lung Group Ltd.................................              Real Estate               1,283,000    1,135,274
Henderson Investment Ltd............................              Real Estate                 552,000      428,272
Hutchison Whampoa Ltd...............................        Industrial Conglomerates          336,000    3,242,432
Jiangsu Expressway Co. Ltd..........................     Transportation Infrastructure      1,178,000      258,325
Johnson Electric Holdings Ltd.......................          Electrical Equipment            129,000      135,653
Legend Holdings Ltd.................................        Computers & Peripherals         6,798,000    3,465,321
MTR Corp. Ltd.......................................              Road & Rail                 462,500      604,974
Shanghai Industrial Holdings Ltd....................        Industrial Conglomerates        2,030,000    3,722,693
Sun Hung Kai Properties Ltd.........................              Real Estate                 398,000    3,215,502
Television Broadcasts Ltd...........................                 Media                     36,000      156,043
                                                                                                      ------------
                                                                                                        33,215,264
                                                                                                      ------------
Hungary 2.1%
Egis Rt.............................................            Pharmaceuticals                 8,538      326,240
Gedeon Richter Ltd..................................            Pharmaceuticals                33,652    1,843,056
Matav RT............................................ Diversified Telecommunication Services   463,300    1,525,816
MOL Magyar Olaj-Es Gazipari Rt .....................               Oil & Gas                  148,240    2,681,100
                                                                                                      ------------
                                                                                                         6,376,212
                                                                                                      ------------
India 3.0%
Bajaj Auto Ltd......................................              Automobiles                  38,200      300,205
Grasim Industries Ltd...............................        Industrial Conglomerates          241,092    1,372,954
Gujarat Ambuja Cements Ltd..........................         Construction Materials            59,700      235,172
Hindalco Industries Inc.............................            Metals & Mining                14,391      190,945
Hindustan Petroleum Corporation Ltd.................               Oil & Gas                   79,043      228,835
ITC Ltd.............................................                Tobacco                    83,200    1,167,768
Mahanagar Telephone Nigam Ltd....................... Diversified Telecommunication Services   223,767      587,365

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                             INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
India (cont.)
/a/Reliance Industries Ltd...................               Chemicals                    22,800 $    144,285
Satyam Computers Services Ltd................        IT Consulting & Services           510,800    2,503,153
/a/Tata Engineering & Locomotive Co..........              Automobiles                  181,000      374,612
Tata Power Co. Ltd...........................           Electric Utilities               65,831      163,212
Videsh Sanchar Nigam Ltd..................... Diversified Telecommunication Services    108,360      463,485
Zee Telefilms Ltd............................                 Media                     643,120    1,489,099
                                                                                                ------------
                                                                                                   9,221,090
                                                                                                ------------
Indonesia 3.9%
PT Gudang Garam TBK..........................                Tobacco                    936,500      778,916
PT Hanjaya Mandala Sampoerna TBK.............                Tobacco                    977,500      300,769
/a/PT Indocement Tunggal Prakarsa TBK........         Construction Materials          1,587,500      106,851
PT Indofoods Sukses Makmur TBK...............             Food Products              22,443,525    1,348,770
PT Indosat (Persero) TBK..................... Diversified Telecommunication Services  3,410,500    3,098,964
PT Semen Gresik (Persero) TBK................         Construction Materials            617,618      326,625
PT Telekomunikasi Indonesia TBK, B........... Diversified Telecommunication Services 19,288,900    5,935,046
PT Timah TBK.................................            Metals & Mining              1,388,000       57,388
                                                                                                ------------
                                                                                                  11,953,329
                                                                                                ------------
Israel .4%
IDB Development Corp. Ltd....................         Diversified Financials              6,200      183,105
/a/Lumenis Ltd...............................    Health Care Equipment & Supplies        46,700      919,990
                                                                                                ------------
                                                                                                   1,103,095
                                                                                                ------------
Malaysia .8%
Genting Bhd..................................      Hotels Restaurants & Leisure         805,600    2,226,000
Resorts World Berhad.........................      Hotels Restaurants & Leisure         144,000      233,053
SIME Darby Bhd...............................        Industrial Conglomerates            30,000       38,684
                                                                                                ------------
                                                                                                   2,497,737
                                                                                                ------------
Mexico 6.9%
Cemex SA.....................................         Construction Materials            923,486    4,633,294
DESC SA de CV DESC, B........................        Industrial Conglomerates           643,400      343,156
Fomento Economico Mexicano SA De CV Femsa....               Beverages                    75,750    2,617,163
/a/Grupo Carso SA de CV......................        Industrial Conglomerates           679,000    2,258,766
/a/Grupo Financiero Banorte SA de CV, O......                 Banks                      90,000      188,373
Kimberly Clark de Mexico SA de CV, A.........        Paper & Forest Products          2,860,600    8,580,084
/a/Organizacion Soriana SA de CV, B..........            Multiline Retail                72,000      194,754
Telefonos de Mexico SA de CV (TELMEX), L, ADR Diversified Telecommunication Services     63,660    2,229,373
/a/Tubos De Acero De Mexico SA, ADR..........               Oil & Gas                     1,000        8,940
                                                                                                ------------
                                                                                                  21,053,903
                                                                                                ------------
Peru .1%
Credicorp Ltd................................                 Banks                      40,600      355,250
                                                                                                ------------
Philippines 1.3%
/a/San Miguel Corp., B.......................               Beverages                 3,896,630    3,964,594
                                                                                                ------------
Poland 2.3%
Bank Rozwoju Eksportu SA.....................                 Banks                       8,949      267,192
Polski Koncern Naftowy Orlen SA..............               Oil & Gas                 1,068,116    5,134,978
/a/Telekomunikacja Polska SA................. Diversified Telecommunication Services    474,917    1,682,334
                                                                                                ------------
                                                                                                   7,084,504
                                                                                                ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                             INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Russia 3.0%
Lukoil Holdings, ADR.........................               Oil & Gas                    71,007 $  3,473,662
Mosenergo, ADR...............................           Electric Utilities              211,480      869,183
Rostelecom, ADR.............................. Diversified Telecommunication Services    190,889      998,349
Rostelecom, pfd.............................. Diversified Telecommunication Services    149,000       71,907
Unified Energy Systems.......................           Electric Utilities           23,683,000    3,725,336
                                                                                                ------------
                                                                                                   9,138,437
                                                                                                ------------
Singapore 4.5%
/a/Chartered Semiconductor Manufacturing Ltd.   Semiconductor Equipment & Products      116,000      307,826
City Developments Ltd........................              Real Estate                  187,000      612,700
Creative Technology Ltd......................        Computers & Peripherals              1,500       12,023
Cycle & Carriage Ltd.........................              Distributors                 187,856      313,348
Datacraft Asia Ltd...........................        Communications Equipment           134,000      292,120
Fraser and Neave Ltd.........................               Beverages                 1,182,100    4,865,399
Keppel Corp. Ltd.............................         Diversified Financials          1,670,600    2,569,458
Sembcorp Marine Ltd..........................               Machinery                 1,188,000      530,788
Singapore Airlines Ltd.......................                Airlines                   253,000    1,507,176
/a/Singapore Press Holdings Ltd..............                 Media                      92,000    1,086,163
Singapore Telecommunications Ltd............. Diversified Telecommunication Services  1,696,000    1,616,550
                                                                                                ------------
                                                                                                  13,713,551
                                                                                                ------------
Slovak Republic .2%
Slovnaft AS..................................               Oil & Gas                    32,310      571,985
                                                                                                ------------
South Africa 12.8%
Alexander Forbes Ltd.........................         Diversified Financials              6,000        7,853
Anglo American PLC...........................            Metals & Mining                 61,148      933,915
Barloworld Ltd...............................        Industrial Conglomerates           735,400    3,592,700
Firstrand Ltd................................                 Banks                   2,222,000    1,380,067
Gold Fields Ltd..............................            Metals & Mining                279,900    1,341,746
Imperial Holdings Ltd........................            Specialty Retail               236,577    1,112,375
Johnnic Holdings Ltd.........................         Diversified Financials             66,600      246,523
Liberty Group Ltd............................               Insurance                   265,262    1,220,714
Nampak Ltd...................................         Containers & Packaging            169,400      166,646
Old Mutual PLC...............................               Insurance                 2,039,110    2,596,742
Remgro Ltd...................................        Industrial Conglomerates           779,470    4,223,889
Reunert Ltd..................................   Electronic Equipment & Instruments      424,500      683,022
Sanlam Ltd...................................               Insurance                 2,819,000    2,159,784
Sasol Ltd....................................               Oil & Gas                   482,300    4,237,967
South African Breweries PLC..................               Beverages                 1,667,224   10,980,467
Tiger Brands Ltd.............................             Food Products                 551,138    2,756,839
Tongaat-Hulett Group Ltd.....................             Food Products                 282,995    1,274,008
                                                                                                ------------
                                                                                                  38,915,257
                                                                                                ------------
South Korea 5.8%
Cheil Jedang Corp............................             Food Products                  55,900    2,106,624
Hankook Tire Co. Ltd.........................            Auto Components                 90,460      170,108
Hyundai Motor Co. Ltd........................              Automobiles                   49,970    1,023,367
Jahwa Electronics Co. Ltd....................   Electronic Equipment & Instruments       30,650      198,344
/a/Kangwon Land Inc..........................      Hotels Restaurants & Leisure           6,250      630,472
Kookmin Bank.................................                 Banks                       8,946      339,178
Korea Electric Power Corp....................           Electric Utilities               89,499    1,478,590
/a/KT Freetel................................  Wireless Telecommunication Services        1,255       40,894

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                      INDUSTRY                 SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
South Korea (cont.)
/a/LG Household & Health Care Ltd.....................           Household Products              23,750 $    522,554
Samsung Electro-Mechanics Co..........................   Electronic Equipment & Instruments      26,050      868,664
Samsung Electronics Co. Ltd...........................   Semiconductor Equipment & Products      29,918    6,354,870
Samsung Fine Chemicals................................               Chemicals                   41,000      437,000
/a/Samsung Heavy Industries Co. Ltd...................               Machinery                  107,460      307,204
Samsung SDI Co. Ltd...................................   Electronic Equipment & Instruments      11,346      501,003
Samsung Securities Co. Ltd............................         Diversified Financials             3,710      135,153
SK Corp...............................................               Oil & Gas                   93,280    1,061,695
SK Telecom Co. Ltd....................................  Wireless Telecommunication Services       7,314    1,492,312
                                                                                                        ------------
                                                                                                          17,668,032
                                                                                                        ------------
Spain .1%
/a/Telefonica SA...................................... Diversified Telecommunication Services    22,500      301,111
                                                                                                        ------------
Taiwan 9.5%
Acer Communications & Multimedia Inc..................        Computers & Peripherals           740,000    1,057,445
/a/Advanced Semiconductor Engineering Inc.............   Semiconductor Equipment & Products     927,000      861,032
Advantech Co. Ltd.....................................        Computers & Peripherals           384,000      987,711
Asustek Computer Inc..................................        Computers & Peripherals           397,000    1,735,953
/a/Bank Sinopac.......................................                 Banks                  1,440,000      600,857
China Motor Co. Ltd...................................              Automobiles                 266,000      174,850
Chinatrust Commercial Bank............................                 Banks                  1,512,000      907,459
Chunghwa Telcom Co. Ltd............................... Diversified Telecommunication Services   392,000      582,566
CMC Magnetics Corp....................................        Computers & Peripherals         1,583,000    1,176,279
Compal Electronics Inc................................        Computers & Peripherals           462,000      583,607
/a/Compeq Manufacturing Co. Ltd.......................        Computers & Peripherals            36,000       52,472
D-Link Corp...........................................        Communications Equipment          706,000    1,170,277
Elan Microelectronics Corp............................                Software                  942,000    1,163,029
Formosa Plastic Corp..................................               Chemicals                1,728,000    1,585,276
/a/Fubon Group Co. Ltd................................         Diversified Financials         1,911,523    1,660,769
Giant Manufacturing Co................................      Leisure Equipment & Products        360,000      344,670
International Commercial Bank of China................                 Banks                  1,244,000      757,279
/a/Macronix International Co. Ltd.....................   Semiconductor Equipment & Products     423,000      325,199
/a/Pacific Electric Wire & Cable Co. Ltd..............          Electrical Equipment          3,507,000      801,829
Phoenixtec Power Co. Ltd..............................          Electrical Equipment            282,000      211,157
/a/Pou Chen Corp......................................           Textiles & Apparel             391,000      322,947
/a/Procomp Informatics Co. Ltd........................               Machinery                  675,000    1,273,221
Ritek Corp............................................        Computers & Peripherals         2,096,000    2,258,337
/a/Siliconware Precision Industries Co. Ltd...........   Semiconductor Equipment & Products   4,357,000    3,847,708
/a/Taiwan Cement Corporation..........................         Construction Materials         1,163,000      284,185
Taiwan Glass Industrial Corp..........................           Building Products              278,000      174,793
UNI-President Enterprises Corp........................             Food Products              1,510,000      550,229
/a/United Microelectronics Corp.......................   Semiconductor Equipment & Products     193,000      281,309
/a/Wintek Corp........................................   Electronic Equipment & Instruments     964,000      705,299
/a/Yageo Corp.........................................   Electronic Equipment & Instruments   1,096,000      808,139
/a/Yuanta Core Pacific Securities Co..................         Diversified Financials         2,603,000    1,792,864
                                                                                                        ------------
                                                                                                          29,038,747
                                                                                                        ------------
Thailand 4.5%
/a/American Standard Sanitaryware Public Co. Ltd., fgn           Building Products               24,500       59,270
/a/Bangkok Bank Public Co. Ltd., fgn..................                 Banks                  1,527,200    1,700,534
Electricity Generating Public Co. Ltd., fgn...........           Electric Utilities             198,400      164,847

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                        SHARES/
                                                                             INDUSTRY                   RIGHTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
Thailand (cont.)
Hana Microelectronics Co. Ltd., fgn..........................   Electronic Equipment & Instruments          122,000 $    204,115
PTT Exploration & Production Public Co. Ltd., fgn............               Oil & Gas                       738,300    1,869,537
/a/Shin Corporation Public Co. Ltd., fgn.....................  Wireless Telecommunication Services        6,707,000    2,365,571
/a/Siam Cement Public Co. Ltd................................         Construction Materials                 45,850      480,995
/a/Siam Cement Public Co. Ltd., fgn..........................         Construction Materials                187,960    2,243,791
/a/Siam Commercial Bank, 5.25%, cvt. pfd., fgn...............                 Banks                       5,464,100    2,087,798
/a/Telecomasia Corp Public Co. Ltd., purch. rts.............. Diversified Telecommunication Services        344,616           --
/a/Thai Farmers Bank Public Co. Ltd., fgn....................                 Banks                       5,149,966    2,538,306
                                                                                                                    ------------
                                                                                                                      13,714,764
                                                                                                                    ------------
Turkey 7.4%
Akbank.......................................................                 Banks                   2,026,336,525    6,406,287
Anadolu Efes Biracilik ve Malt Sanayii AS....................               Beverages                       780,000       19,299
Arcelik AS, Br...............................................           Household Durables              237,556,000    2,489,848
/a/Dogan Sirketler Grubu Holding AS..........................         Diversified Financials             88,960,000      139,096
/a/Haci Omer Sabanci Holding AS..............................         Diversified Financials            319,963,992    1,737,262
KOC Holding AS...............................................         Diversified Financials            113,141,664    2,954,903
Migros Turk T.A.S............................................         Food & Drug Retailing               1,000,000       85,911
Tupras-Turkiye Petrol Rafineleri AS..........................               Oil & Gas                   665,183,000    5,600,338
/a/Turkcell Iletisim Hizmetleri AS...........................  Wireless Telecommunication Services       22,830,371      196,137
/a/Yapi ve Kredi Bankasi AS..................................                 Banks                     909,345,000    2,781,159
                                                                                                                    ------------
                                                                                                                      22,410,240
                                                                                                                    ------------
Total Long Term Investments (Cost $325,148,983)..............                                                        299,723,458
                                                                                                                    ------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
                                                                                                     --------------
Short Term Investments 3.7%
U.S. Treasury Bills, 1.705% - 1.710%, 3/14/02 - 3/28/02 (Cost
 $11,112,437)................................................                                        $   11,155,000   11,114,575
                                                                                                                    ------------
Total Investments (Cost $336,261,420) 102.1%.................                                                        310,838,033
Other Assets, less Liabilities (2.1)%........................                                                         (6,468,314)
                                                                                                                    ------------
Total Net Assets 100.0%......................................                                                       $304,369,719
                                                                                                                    ------------



/aNon-incomeproducing /

TD-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $  336,261,420
                                                         --------------
             Value......................................    310,838,033
           Foreign cash, at value (cost $778,489).......        781,416
           Receivables:
             Investment securities sold.................      3,409,611
             Capital shares sold........................        170,698
             Dividends and interest.....................        394,837
                                                         --------------
              Total assets..............................    315,594,595
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............        490,583
             Capital shares redeemed....................     10,072,953
             Affiliates.................................        391,712
             Transfer agent fees........................          1,033
             Professional fees..........................         29,790
             Reports to shareholders....................         48,576
           Funds advanced by custodian..................         41,780
           Other liabilities............................        148,449
                                                         --------------
              Total liabilities.........................     11,224,876
                                                         --------------
                Net assets, at value.................... $  304,369,719
                                                         --------------
         Net assets consist of:
           Undistributed net investment income..........     $4,501,180
           Net unrealized depreciation..................   (25,442,396)
           Accumulated net realized loss................  (210,915,093)
           Capital shares...............................    536,226,028
                                                         --------------
                Net assets, at value.................... $  304,369,719
                                                         --------------
         Class 1:
           Net assets, at value......................... $  240,288,673
                                                         --------------
           Shares outstanding...........................     50,303,607
                                                         --------------
           Net asset value and offering price per share.          $4.78
                                                         --------------
         Class 2:
           Net assets, at value......................... $   64,081,046
                                                         --------------
           Shares outstanding...........................     13,472,903
                                                         --------------
           Net asset value and offering price per share.          $4.76
                                                         --------------

                                                                          TD-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $748,351)
  Dividends................................................................... $  9,439,400
  Interest....................................................................    1,269,733
                                                                               ------------
    Total investment income...................................................   10,709,133
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    4,180,830
  Administrative fees (Note 3)................................................      481,526
  Distribution fees--Class 2 (Note 3).........................................      160,520
  Transfer agent fees.........................................................       15,106
  Custodian fees..............................................................      372,979
  Reports to shareholders.....................................................      147,815
  Professional fees...........................................................       50,432
  Trustees' fees and expenses.................................................        1,482
  Other.......................................................................           94
                                                                               ------------
    Total expenses............................................................    5,410,784
                                                                               ------------
       Net investment income..................................................    5,298,349
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................  (63,346,439)
    Foreign currency transactions.............................................     (793,401)
                                                                               ------------
       Net realized loss......................................................  (64,139,840)
  Net unrealized appreciation on:
    Investments...............................................................   34,414,962
    Translation of assets and liabilities denominated in foreign currencies...      (19,009)
                                                                               ------------
       Net unrealized appreciation............................................   34,395,953
Net realized and unrealized loss..............................................  (29,743,887)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(24,445,538)
                                                                               ------------

..

TD-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                         2001          2000
                                                                                    -------------  -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.......................................................... $   5,298,349  $   4,265,539
    Net realized loss from investments and foreign currency transactions...........   (64,139,840)    (6,111,652)
    Net unrealized appreciation (depreciation) on investments and translation of
      assets and liabilities denominated in foreign currencies.....................    34,395,953   (139,588,759)
                                                                                    -------------  -------------
     Net decrease in net assets resulting from operations..........................   (24,445,538)  (141,434,872)
  Distributions to shareholders from:
    Net investment income:
     Class 1.......................................................................    (2,724,470)    (2,663,593)
     Class 2.......................................................................      (485,657)      (412,198)
                                                                                    -------------  -------------
  Total distributions to shareholders..............................................   (3,210,127)     (3,075,791)
  Capital share transactions: (Note 2)
     Class 1.......................................................................   (34,976,459)   127,281,175
     Class 2.......................................................................     8,739,887     28,232,838
                                                                                    -------------  -------------
  Total capital share transactions.................................................  (26,236,572)    155,514,013
     Net decrease in net assets....................................................   (53,892,237)    11,003,350
Net assets:
  Beginning of year................................................................   358,261,956    347,258,606
                                                                                    -------------  -------------
  End of year...................................................................... $ 304,369,719  $ 358,261,956
                                                                                    -------------  -------------
Undistributed net investment income included in net assets:
  End of year...................................................................... $   4,501,180  $   3,039,417
                                                                                    -------------  -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               -------------------------------------------------------
                                                           2001                        2000
                                               ---------------------------------------------------------
Class 1 Shares:                                   Shares        Amount        Shares        Amount
                                               --------------------------------------------------------
Shares sold...................................   23,829,962  $ 119,530,717   10,455,914  $  63,455,322
Shares issued on merger/a/....................           --             --   23,685,284    153,007,317
Shares issued in reinvestment of distributions      523,937      2,724,470      385,260      2,663,593
Shares redeemed...............................  (31,504,501)  (157,231,646) (15,371,210)   (91,845,057)
                                               --------------------------------------------------------
Net increase (decrease).......................   (7,150,602) $ (34,976,459)  19,155,248  $ 127,281,175
                                               --------------------------------------------------------
Class 2 Shares:
Shares sold...................................  167,290,965  $ 796,982,738   37,559,277  $ 226,123,611
Shares issued on merger/a/....................           --             --       66,980        431,354
Shares issued in reinvestment of distributions       93,937        485,657       59,774        412,198
Shares redeemed............................... (164,748,164)  (788,728,508) (33,265,941)  (198,734,325)
                                               --------------------------------------------------------
Net increase..................................    2,636,738  $   8,739,887    4,420,090  $  28,232,838
                                               -------------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Developing Markets Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Asset Management Ltd. (TAML)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .15%         First $200 million
          .135%         Over $200 million, up to and including $700 million
           .10%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.
The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $191,240,878, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                  2006............................. $ 37,259,962
                  2007.............................   91,657,992
                  2009.............................   62,322,924
                                                    ------------
                                                    $191,240,878
                                                    ------------

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $9,226,381 and $309,015, respectively, occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares and foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gain for income tax purposes were as follows:

               Cost of investments................. $346,669,935
                                                    ------------
               Unrealized appreciation.............   24,783,563
               Unrealized depreciation.............  (60,615,465)
                                                    ------------
               Net unrealized depreciation......... $(35,831,902)
                                                    ------------

               Undistributed ordinary income....... $  4,808,850
               Undistributed long-term capital gain           --
                                                    ------------
               Distributable earnings.............. $  4,808,850
                                                    ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $255,673,718 and $233,685,411, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the 12 months ended December 31, 2001, global bond markets generated positive returns in local currency terms as the world econ-omy entered a recession, which prompted tempered inflation and reduced interest rates. As corporate earnings came under pressure, the economic slowdown was led by a reduction in U.S. investment spend-ing. The resulting loss in profitability led to rising unemployment, as many firms sought reduced costs through layoffs. In turn, these job losses negatively impacted personal consumption. Responding to this global slowdown, many central banks worldwide began cutting interest rates in an attempt to pump some life into their countries' economies.

The U.S. Federal Reserve Board (the Fed) was aggressive in terms of easing monetary policy. Short-term interest rates decreased as a result of the Fed's actions, contributing to generally positive returns for the U.S. bond market. Long-term rates remained higher primarily due to initial expectations of a rapid economic recovery and rising interest rates in 2002. The U.S. Treasury yield curve steepened as short-term interest rates fell while intermediate- and long-term bonds rose slightly, ending 2001 at levels similar to those seen at the close of 2000.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the year under review. The J.P. Morgan Global Goverment Bond Index, a benchmark index for global government bonds, rose 5.24% in local currency terms. However, the index fell 0.79% in U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar. The J.P. Morgan U.S. Government Bond Total Return Index, a bench-mark index for U.S. Treasuries, posted a 6.55% return for the 12-month period./1 /

European bonds rose 5.43% in local currency terms, as most European bond markets offered positive returns. The Euro-zone (the 12 countries


1. Source: J.P. Morgan Securities Inc. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/01

Europe 56.8%

North America 22.3%

Latin America 7.8%

Asia 2.7%

Australia/New Zealand 2.5%

Short-Term Investments & Other Net Assets 7.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1
comprising the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds and capital gains resulting from falling interest rates. The Euro-zone benchmark yield curve steepened during the year under review, as short-term rates fell mainly due to the European Central Bank's (ECB's) lowering of its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the 12-month period./2/

Elsewhere, the Japanese bond index climbed 3.63% for the year, as the Bank of Japan eased its monetary policy in response to the economic recession./2/ The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the reporting period, mostly due to the crisis in Argentina. However, excluding Argentina, the asset class generated positive returns as most countries adhered to relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging markets countries also supported the market. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 1.36% in U.S. dollar terms during the year. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./1/

During the year under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 80%-90% of its assets to short- and intermediate-term global investment-grade bonds and approximately 10%-20% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our emerging market allocation added positively to the Fund's performance for the year, as emerging market country bonds generated a high level of income.

The Fund's overall allocation changed slightly during the 12-month period. On December 31, 2001, the Fund had 22.3% of total net assets


2. Source: J.P. Morgan Securities Inc., Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


TGI-2
in North America, up from 21.4% at the beginning of the period, principally due to a larger U.S. position, which rose from 19.0% on December 31, 2000, to 19.8% at end of the year under review. The overall European allocation increased to 56.8% at the end of the reporting period. Within Europe, we maintained our overweighted allotment in the Euro-zone with short-term bonds on expectations of further ECB interest rate reductions. We also maintained a slightly overweighted 1.1% position in Australia for extra income. Seeking to enhance the Fund's returns, our U.S. dollar-denominated emerging market bond allocation was 15.47% of total net assets on December 31, 2001.

Looking forward, we believe that global inflation and interest rates will remain low as the economy recovers only gradually, perhaps in the latter half of 2002. This should be a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's short- to intermediate-term developed country bonds offer increased stability and potential capital gain benefits, and that its emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.



 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.







                                                                          TGI-3

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Global Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (1/24/89)
          -                           ------ ------- ------- ---------
          ------------------------------------------------------------
          Cumulative Total Return     +2.55% +10.59% +53.54% +107.06%
          Average Annual Total Return +2.55%  +2.03%  +4.38%   +5.79%


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Global Income Securities Fund - Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (44)
This graph compares the performance of Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index* and CPI* from 1/1/92-12/31/01.



                        Templeton       J.P. Morgan
                       Global Income      Global
                      Securities Fund   Government
                        - Class I       Bond Index        CPI
---------------------------------------------------------------
    01/01/1992           $10,000         $10,000        $10,000
    01/31/1992            $9,976          $9,855        $10,015
    02/29/1992            $9,984          $9,826        $10,051
    03/31/1992            $9,992          $9,735        $10,102
    04/30/1992           $10,087          $9,817        $10,116
    05/31/1992           $10,286         $10,096        $10,131
    06/30/1992           $10,284         $10,371        $10,167
    07/31/1992           $10,392         $10,600        $10,188
    08/31/1992           $10,267         $10,882        $10,217
    09/30/1992            $9,785         $10,872        $10,246
    10/31/1992            $9,993         $10,600        $10,281
    11/30/1992            $9,827         $10,412        $10,296
    12/31/1992            $9,960         $10,510        $10,289
    01/31/1993           $10,034         $10,689        $10,339
    02/28/1993           $10,184         $10,861        $10,375
    03/31/1993           $10,491         $11,028        $10,412
    04/30/1993           $10,807         $11,229        $10,441
    05/31/1993           $10,981         $11,304        $10,455
    06/30/1993           $10,958         $11,310        $10,470
    07/31/1993           $10,993         $11,314        $10,470
    08/31/1993           $11,237         $11,649        $10,499
    09/30/1993           $11,202         $11,772        $10,521
    10/31/1993           $11,464         $11,767        $10,564
    11/30/1993           $11,237         $11,681        $10,572
    12/31/1993           $11,622         $11,800        $10,572
    01/31/1994           $11,840         $11,911        $10,600
    02/28/1994           $11,569         $11,780        $10,636
    03/31/1994           $11,220         $11,726        $10,673
    04/30/1994           $11,211         $11,715        $10,688
    05/31/1994           $11,254         $11,619        $10,695
    06/30/1994           $10,804         $11,757        $10,731
    07/31/1994           $10,976         $11,868        $10,760
    08/31/1994           $11,067         $11,837        $10,803
    09/30/1994           $11,058         $11,895        $10,833
    10/31/1994           $11,124         $12,073        $10,840
    11/30/1994           $11,124         $11,921        $10,854
    12/31/1994           $11,042         $11,949        $10,854
    01/31/1995           $10,969         $12,190        $10,898
    02/28/1995           $11,142         $12,504        $10,941
    03/31/1995           $11,341         $13,141        $10,977
    04/30/1995           $11,595         $13,350        $11,014
    05/31/1995           $11,876         $13,722        $11,036
    06/30/1995           $11,929         $13,809        $11,058
    07/31/1995           $12,004         $13,874        $11,058
    08/31/1995           $11,854         $13,488        $11,086
    09/30/1995           $12,117         $13,791        $11,109
    10/31/1995           $12,315         $13,927        $11,145
    11/30/1995           $12,418         $14,083        $11,137
    12/31/1995           $12,663         $14,257        $11,130
    01/31/1996           $12,606         $14,110        $11,195
    02/29/1996           $12,456         $14,029        $11,231
    03/31/1996           $12,493         $14,008        $11,290
    04/30/1996           $12,587         $13,956        $11,334
    05/31/1996           $12,653         $13,970        $11,355
    06/30/1996           $12,822         $14,091        $11,362
    07/31/1996           $12,873         $14,350        $11,384
    08/31/1996           $13,037         $14,411        $11,405
    09/30/1996           $13,240         $14,490        $11,442
    10/31/1996           $13,505         $14,777        $11,478
    11/30/1996           $13,832         $14,988        $11,500
    12/31/1996           $13,883         $14,883        $11,500
    01/31/1997           $13,710         $14,511        $11,537
    02/28/1997           $13,648         $14,411        $11,573
    03/31/1997           $13,597         $14,302        $11,602
    04/30/1997           $13,668         $14,221        $11,615
    05/31/1997           $13,780         $14,557        $11,609
    06/30/1997           $13,929         $14,723        $11,622
    07/31/1997           $14,028         $14,669        $11,636
    08/31/1997           $13,984         $14,651        $11,658
    09/30/1997           $14,247         $14,976        $11,688
    10/31/1997           $14,072         $15,294        $11,717
    11/30/1997           $14,127         $15,110        $11,710
    12/31/1997           $14,226         $15,094        $11,696
    01/31/1998           $14,391         $15,244        $11,718
    02/28/1998           $14,533         $15,357        $11,740
    03/31/1998           $14,599         $15,242        $11,763
    04/30/1998           $14,632         $15,477        $11,784
    05/31/1998           $14,610         $15,543        $11,805
    06/30/1998           $14,606         $15,587        $11,819
    07/31/1998           $14,641         $15,629        $11,833
    08/31/1998           $14,014         $16,060        $11,848
    09/30/1998           $14,760         $16,899        $11,862
    10/31/1998           $15,068         $17,277        $11,890
    11/30/1998           $15,198         $17,082        $11,890
    12/31/1998           $15,233         $17,403        $11,883
    01/31/1999           $15,268         $17,260        $11,912
    02/28/1999           $14,723         $16,684        $11,926
    03/31/1999           $14,805         $16,726        $11,962
    04/30/1999           $14,900         $16,721        $12,049
    05/31/1999           $14,581         $16,426        $12,049
    06/30/1999           $14,440         $16,152        $12,049
    07/31/1999           $14,505         $16,507        $12,085
    08/31/1999           $14,354         $16,550        $12,114
    09/30/1999           $14,467         $16,789        $12,172
    10/31/1999           $14,405         $16,768        $12,194
    11/30/1999           $14,267         $16,569        $12,201
    12/31/1999           $14,354         $16,521        $12,201
    01/31/2000           $14,081         $16,195        $12,238
    02/29/2000           $14,198         $16,114        $12,310
    03/31/2000           $14,380         $16,583        $12,411
    04/30/2000           $13,999         $16,079        $12,419
    05/31/2000           $13,960         $16,197        $12,434
    06/30/2000           $14,376         $16,590        $12,498
    07/31/2000           $14,259         $16,330        $12,527
    08/31/2000           $14,091         $16,212        $12,527
    09/30/2000           $13,999         $16,180        $12,592
    10/31/2000           $13,778         $15,987        $12,614
    11/30/2000           $14,103         $16,318        $12,621
    12/31/2000           $14,973         $16,906        $12,614
    01/31/2001           $15,038         $16,894        $12,693
    02/28/2001           $14,920         $16,899        $12,744
    03/31/2001           $14,622         $16,427        $12,773
    04/30/2001           $14,505         $16,362        $12,824
    05/31/2001           $14,219         $16,314        $12,882
    06/30/2001           $14,316         $16,167        $12,904
    07/31/2001           $14,694         $16,576        $12,868
    08/31/2001           $15,288         $17,198        $12,868
    09/30/2001           $15,341         $17,320        $12,926
    10/31/2001           $15,597         $17,476        $12,882
    11/30/2001           $15,490         $17,217        $12,860
    12/31/2001           $15,354         $16,770        $12,810

Total Return              53.54%          67.70%         28.10%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TGI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                     Class 1
                                                 -----------------------------------------------
                                                             Year Ended December 31,
                                                 -----------------------------------------------
                                                   2001     2000      1999      1998      1997
                                                 -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $  11.53  $ 11.07  $  12.87  $  12.97  $  13.61
                                                 -----------------------------------------------
Income from investment operations:
  Net investment income/a, c/...................      .59      .68       .68      1.07      1.05
  Net realized and unrealized losses/c/.........     (.32)    (.20)    (1.42)     (.19)     (.73)
                                                 -----------------------------------------------
Total from investment operations................      .27      .48      (.74)      .88       .32
                                                 -----------------------------------------------
  Less distributions from net investment income.     (.41)    (.02)    (1.06)     (.98)     (.96)
                                                 -----------------------------------------------
Net asset value, end of year.................... $  11.39  $ 11.53  $  11.07  $  12.87  $  12.97
                                                 -----------------------------------------------

Total return/b/.................................    2.55%    4.32%   (5.79)%     7.08%     2.55%

Ratios/supplemental data
Net assets, end of year (000's)................. $ 63,781  $81,171  $ 90,537  $150,941  $185,016
Ratios to average net assets:
  Expenses......................................     .71%     .72%      .65%      .63%      .62%
  Net investment income/c/......................    5.22%    6.22%     5.65%     6.86%     7.03%
Portfolio turnover rate.........................  122.45%   40.43%    80.76%    84.17%   181.61%


/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(g) resulting in a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of .059, and a decrease in the ratio of net investment income to average net assets by .53% for the year ended December 31, 2001.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                            Class 2
                                                 ---------------------------
                                                    Year Ended December 31,
                                                 ---------------------------
                                                   2001     2000    1999/c/
                                                 ---------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $  11.48  $ 11.04  $  12.93
                                                 ---------------------------
Income from investment operations:
  Net investment income/a, e/...................      .55      .65       .60
  Net realized and unrealized losses/e/.........     (.31)    (.19)    (1.44)
                                                 ---------------------------
Total from investment operations................      .24      .46      (.84)
                                                 ---------------------------
  Less distributions from net investment income.     (.39)    (.02)    (1.05)
                                                 ---------------------------
Net asset value, end of year.................... $  11.33  $ 11.48  $  11.04
                                                 ---------------------------

Total return/b/.................................    2.24%    4.14%   (6.53)%

Ratios/supplemental data
Net assets, end of year (000's)................. $  1,286  $ 1,237  $    443
Ratios to average net assets:
  Expenses......................................     .96%     .97%      .91%/d/
  Net investment income/e/......................    4.95%    5.94%     5.36%/d/
Portfolio turnover rate.........................  122.45%   40.43%    80.76%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized
/e/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(g) resulting in a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of .059, and a decrease in the ratio of net investment income to average net assets by .53% for the year ended December 31, 2001.

TGI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2001

                                                  PRINCIPAL
                                                  AMOUNT/b/         VALUE
   -------------------------------------------------------------------------
   Long Term Investments 92.1%
   Australia 1.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 $1,362,000 AUD $   719,936
                                                                 -----------
   Belgium 2.7%
   Kingdom of Belgium, 7.50%, 7/29/08............  1,731,000 EUR   1,762,766
                                                                 -----------
   Brazil 1.4%
   Republic of Brazil, 11.00%, 8/17/40...........  1,180,000         911,550
                                                                 -----------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 4.563%, 7/28/11....  1,417,680       1,247,558
                                                                 -----------
   Canada 2.5%
   Government of Canada, 6.00%, 6/01/11..........  2,497,000 CAD   1,637,930
                                                                 -----------
   Denmark 1.7%
   Kingdom of Denmark, 5.00%, 8/15/05............  9,295,000 DKK   1,125,086
                                                                 -----------
   France 7.0%
   Government of France,
     6.75%, 10/25/03.............................  1,306,000 EUR   1,225,460
     4.00%, 10/25/09.............................  3,945,000 EUR   3,305,385
                                                                 -----------
                                                                   4,530,845
                                                                 -----------
   Germany 22.8%
   Federal Republic of Germany,
     3.75%, 8/26/03..............................    974,000 EUR     870,155
     3.25%, 2/17/04..............................  4,257,000 EUR   3,757,838
     5.00%, 7/04/11..............................  8,742,000 EUR   7,778,620
     Series 136, 5.00%, 8/19/05..................  2,698,000 EUR   2,461,061
                                                                 -----------
                                                                  14,867,674
                                                                 -----------
   Italy 6.0%
   Buoni Poliennali Del Tesoro,
     7.75%, 11/01/06.............................  3,311,293 EUR   3,340,512
     5.50%, 11/01/10.............................    634,000 EUR     579,600
                                                                 -----------
                                                                   3,920,112
                                                                 -----------
   Mexico 3.5%
   United Mexican States,
     9.875%, 2/01/10.............................  1,300,000       1,456,000
     11.375%, 9/15/16............................    645,000         796,898
                                                                 -----------
                                                                   2,252,898
                                                                 -----------
   Netherlands 4.8%
   Government of Netherlands, 5.75%, 2/15/07.....  3,308,000 EUR   3,104,794
                                                                 -----------
   New Zealand 1.4%
   Government of New Zealand, 7.00%, 7/15/09.....  2,120,000 NZD     897,906
                                                                 -----------
   Russia 2.7%
   Federation of Russia, 11.00%, 7/24/18.........  1,800,000       1,734,394
                                                                 -----------
   Spain 1.9%
   Government of Spain, 10.15%, 1/31/06..........  1,168,000 EUR   1,258,125
                                                                 -----------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                              PRINCIPAL
                                                                                                              AMOUNT/b/
-----------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Sweden .8%
Kingdom of Sweden, 6.00%, 2/09/05........................................................................... $ 5,500,000 SEK

Turkey 2.7%
Republic of Turkey,
  12.375%, 6/15/09..........................................................................................   1,000,000
  11.875%, 1/15/30..........................................................................................     790,000



United Kingdom 4.5%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     270,000 GBP
  7.50%, 12/07/06...........................................................................................   1,550,000 GBP



United States 19.8%
FNMA, 6.00%, 5/15/11........................................................................................   1,882,000
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  11,013,000



Venezuela 2.9%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   2,240,000

Total Long Term Investments (Cost $62,387,902)..............................................................

/a/Repurchase Agreement 6.0%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02 (Maturity Value $3,884,334) (Cost $3,884,000)   3,884,000

  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $66,271,902) 98.1%..................................................................
Other Assets, less Liabilities 1.9%.........................................................................

Total Net Assets 100.0%.....................................................................................


                                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Sweden .8%
Kingdom of Sweden, 6.00%, 2/09/05........................................................................... $   542,570
                                                                                                             -----------
Turkey 2.7%
Republic of Turkey,
  12.375%, 6/15/09..........................................................................................   1,013,700
  11.875%, 1/15/30..........................................................................................     766,300
                                                                                                             -----------
                                                                                                               1,780,000
                                                                                                             -----------
United Kingdom 4.5%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     405,688
  7.50%, 12/07/06...........................................................................................   2,485,955
                                                                                                             -----------
                                                                                                               2,891,643
                                                                                                             -----------
United States 19.8%
FNMA, 6.00%, 5/15/11........................................................................................   1,915,731
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,988,915
                                                                                                             -----------
                                                                                                              12,904,646
                                                                                                             -----------
Venezuela 2.9%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   1,872,333
                                                                                                             -----------
Total Long Term Investments (Cost $62,387,902)..............................................................  59,962,766
                                                                                                             -----------
/a/Repurchase Agreement 6.0%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02 (Maturity Value $3,884,334) (Cost $3,884,000)   3,884,000
                                                                                                             -----------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $66,271,902) 98.1%..................................................................  63,846,766
Other Assets, less Liabilities 1.9%.........................................................................   1,219,710
                                                                                                             -----------
Total Net Assets 100.0%..................................................................................... $65,066,476
                                                                                                             -----------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

/a/At December 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $ 66,271,902
                                                         ------------
             Value......................................   63,846,766
           Cash.........................................          632
           Receivables:
             Capital shares sold........................            8
             Interest...................................    1,390,973
                                                         ------------
              Total assets..............................   65,238,379
                                                         ------------
         Liabilities:
           Payables:
             Capital shares redeemed....................      109,263
             Affiliates.................................       35,591
             Professional fees..........................       14,691
             Reports to shareholders....................        5,860
           Other liabilities............................        6,498
                                                         ------------
              Total liabilities.........................      171,903
                                                         ------------
                Net assets, at value.................... $ 65,066,476
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $   (204,621)
           Net unrealized depreciation..................   (2,427,324)
           Accumulated net realized loss................  (12,363,359)
           Capital shares...............................   80,061,780
                                                         ------------
                Net assets, at value.................... $ 65,066,476
                                                         ------------
         Class 1:
           Net assets, at value......................... $ 63,780,693
                                                         ------------
           Shares outstanding...........................    5,598,769
                                                         ------------
           Net asset value and offering price per share.       $11.39
                                                         ------------
         Class 2:
           Net assets, at value......................... $  1,285,783
                                                         ------------
           Shares outstanding...........................      113,457
                                                         ------------
           Net asset value and offering price per share.       $11.33
                                                         ------------

                                                                          TGI-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

Interest income (net of foreign taxes of $6,724).............................. $ 4,361,941
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................     460,525
  Distribution fees - Class 2 (Note 3)........................................       2,985
  Transfer agent fees.........................................................       3,129
  Custodian fees..............................................................      24,980
  Reports to shareholders.....................................................      10,406
  Professional fees...........................................................      19,981
  Trustees' fees and expenses.................................................         738
                                                                               -----------
    Total expenses............................................................     522,744
                                                                               -----------
       Net investment income..................................................   3,839,197
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................  (4,443,372)
    Foreign currency transactions.............................................     (64,726)
                                                                               -----------
     Net realized loss........................................................  (4,508,098)
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................   2,445,629
    Translation of assets and liabilities denominated in foreign currencies...     (46,845)
                                                                               -----------
     Net unrealized appreciation..............................................   2,398,784
                                                                               -----------
Net realized and unrealized loss..............................................  (2,109,314)
                                                                               -----------
Net increase in net assets resulting from operations.......................... $ 1,729,883
                                                                               -----------

TGI-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  3,839,197
    Net realized loss from investments and foreign currency transactions..................................   (4,508,098)
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    2,398,784
                                                                                                           ------------
       Net increase in net assets resulting from operations...............................................    1,729,883
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (2,604,868)
     Class 2..............................................................................................      (36,450)
                                                                                                           ------------
  Total distributions to shareholders.....................................................................   (2,641,318)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (16,473,714)
     Class 2..............................................................................................       43,998
                                                                                                           ------------
  Total capital share transactions........................................................................  (16,429,716)
     Net decrease in net assets...........................................................................  (17,341,151)
Net assets:
  Beginning of year.......................................................................................   82,407,627
                                                                                                           ------------
  End of year............................................................................................. $ 65,066,476
                                                                                                           ------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   (204,621)
                                                                                                           ------------

                                                                                                               2000
                                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  5,305,429
    Net realized loss from investments and foreign currency transactions..................................   (3,990,500)
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    2,117,646
                                                                                                           ------------
       Net increase in net assets resulting from operations...............................................    3,432,575
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................     (116,818)
     Class 2..............................................................................................         (812)
                                                                                                           ------------
  Total distributions to shareholders.....................................................................     (117,630)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (12,620,995)
     Class 2..............................................................................................      733,766
                                                                                                           ------------
  Total capital share transactions........................................................................  (11,887,229)
     Net decrease in net assets...........................................................................   (8,572,284)
Net assets:
  Beginning of year.......................................................................................   90,979,911
                                                                                                           ------------
  End of year............................................................................................. $ 82,407,627
                                                                                                           ------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $  2,608,626
                                                                                                           ------------

                                                                         TGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 74% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $554,124 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $387,246, decrease unrealized gains by $45,152, and increase realized gains by $432,398. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               --------------------------------------------------
                                                 Shares       Amount       Shares       Amount
                                               --------------------------------------------------
Class 1 Shares:
Shares sold...................................    891,523  $ 10,054,626     397,698  $  4,324,664
Shares issued on merger/a/....................         --            --   1,620,086    17,464,656
Shares issued in reinvestment of distributions    241,863     2,604,868      10,837       116,818
Shares redeemed............................... (2,571,685)  (29,133,208) (3,171,211)  (34,527,133)
                                               --------------------------------------------------
Net decrease.................................. (1,438,299) $(16,473,714) (1,142,590) $(12,620,995)
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................  1,316,779  $ 15,116,152     222,783  $  2,454,812
Shares issued on merger/a/....................         --            --      70,754       759,809
Shares issued in reinvestment of distributions      3,397        36,450          75           812
Shares redeemed............................... (1,314,468)  (15,108,604)   (225,940)   (2,481,667)
                                               --------------------------------------------------
Net increase..................................      5,708  $     43,998      67,672  $    733,766
                                               --------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
     Products Series Fund (TVP) - Templeton Bond Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                             Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense to the Fund.
The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
      .625%             First $100 million
          .50%          Over $100 million, up to and including $250 million
          .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund, and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $12,789,898 which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                  2002............................. $ 1,294,963
                  2003.............................   1,605,323
                  2007.............................   5,870,061
                  2008.............................   2,370,518
                  2009.............................   1,649,033
                                                    -----------
                                                    $12,789,898
                                                    -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gain for income tax purposes were as follows:

               Cost of investments................. $66,786,733
                                                    -----------
               Unrealized appreciation.............   1,018,673
               Unrealized depreciation.............  (3,958,640)
                                                    -----------
               Net unrealized depreciation......... $(2,939,967)
                                                    -----------
               Undistributed ordinary income....... $   736,749
               Undistributed long term capital gain          --
                                                    -----------
               Distributable earnings.............. $   736,749
                                                    -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $84,184,614 and $96,243,993, respectively.

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

TGI-16

                                               TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

It was a difficult year for international investors, as evidenced by the 15.91% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index. All major regions recorded negative performances. Geographically, one of the worst performing countries was Japan, down 29.28%, while the emerging markets held up the best, falling only 2.37%, with strong positive returns recorded in Mexico and South Korea. All industry sectors within the MSCI AC World Free Index recorded negative returns as well, with the worst performance coming from electronic equipment and information technology, which were down 36.12% and 28.29% in 2001./1 /

In an environment of a slowing global economy, collapsing corporate profits, declining interest rates and in our view continued unrealistic valuations in the technology and telecommunications sectors, our focus on economically defensive and undervalued securities partially paid off, as the Fund outperformed the MSCI AC World Free Index during the reporting period./1 /

Although the Fund's largest regional weighting continued to be in the U.S. with 28.8% of total net assets at year-end, we substantially reduced our U.S. holdings from 41.5% of total net assets at the beginning of the period. In the process, the number of U.S. holdings in the top 10 positions fell from seven to just three. The Fund did well relative to the major averages and stock selection was key to our outperformance. In the face of a slowing economy, our holdings in economically defensive sectors such as consumer staples (Procter & Gamble and Albertsons), pharmaceuticals (Mylan Labs) and defense (Lockheed Martin) held up well against the declining markets, with all benefiting from defensive revenue streams and undemanding valuations. In comparison, the technology-dominated Nasdaq Composite Index was down 20.13% for the year as a stream of profit warnings continued to plague the technology sector, and the Standard & Poor's 500 Composite Index (S&P 500) was down 11.88% during the same period./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
12/31/01

North America                                   30.4%
Europe                                          30.4%
Asia                                            17.4%
Latin America/Caribbean                          5.0%
Australia/New Zealand                            3.6%
Short-Term Investments & Other Net Assets       13.2%

The European Central Bank cut rates much less than the U.S. Federal Reserve Board, lowering rates only four times during the period versus eleven in the U.S. However, Europe did not have the massive economic and stock market boom experienced in the U.S. in the late 1990s, so the economic fall afterward was less dramatic and central bank help appeared to be less needed. The Fund's European holdings held up well in the period, again largely due to their relatively defensive nature. In the U.K., consumer staple companies Unilever and Marks & Spencer performed solidly on a relative basis during the year, while leading mortgage provider Lloyds TSB benefited from its defensive loan portfolio as other banking peers were adversely hurt primarily by increasing loan provisions and declining securities markets. Our largest European holding, Italian oil and gas company Eni, provided flat results for the year with progress on corporate restructuring helping to offset weaker oil and gas prices.

In Asia, the Fund's largest country weighting remained Hong Kong, despite selling some of our HSBC banking position at attractive prices early in the year. On December 31, 2001, our largest Asian position was real estate holding company Cheung Kong, which we felt was an attractive way to invest in its subsidiary Hutchison Whampoa, a telecommunications and ports operator that is also one of the world's financially strongest wireless companies. We remained underweighted in Japan versus the MSCI AC World Free Index as we were still pessimistic regarding its economic recovery and corporate restructuring. Despite the usual financial year-end rally to March 31 and a return to a zero interest rate policy by the Bank of Japan, the country's structural problems remain. Consumers appear to be concerned with underfunded pension liabilities. Many companies, protected by overregulation on competition and takeovers, continue to earn poor returns on their shareholders' capital. The banking sector is held hostage to illiquid nonperforming loans and a capital base that is dependent on stock market returns while the government's high debt levels restrict it from stimulating the economy through higher fiscal spending.

Looking forward, when the global economy starts to warm up, we expect growth to resume. However, we remain very cautious regarding the near-term prospects for technology and telecommunications stocks globally, particularly in the U.S. We remain cautious on the overall U.S. economy as it remains unclear what will drive the economy out of recession and into a recovery. The biggest driver of the economy,


                     Top 10 Holdings
                     Templeton Growth Securities Fund
                     12/31/01

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     ---------------------

                     Cheung Kong Holdings Ltd.      1.9%
                     Real Estate, Hong Kong

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     Shell Transport & Trading
                     Co. PLC                        1.6%
                     Oil & Gas, U.K.

                     Albertsons Inc.                1.6%
                     Food & Drug Retailing, U.S.

                     BHP Billiton PLC               1.6%
                     Metals & Mining, Australia

                     Australia & New Zealand
                     Banking Group Ltd.             1.6%
                     Banks, Australia

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     HSBC Holdings PLC              1.5%
                     Banks, Hong Kong

                     Pharmacia Corp.                1.5%
                     Pharmaceuticals, U.S.

                     General Mills Inc.             1.5%
                     Food Products, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

consumer spending, has held up surprisingly strongly boosted by historically low mortgage rates and a relatively low unemployment rate. But it remains to be seen whether consumer confidence and spending can continue on its present path given the persistent cost-cutting and layoff announcements across corporate America.

We are also uncertain whether the political enthusiasm for fiscal stimulus will turn into a realistic economic boost, especially at a time when the prospects for growth in corporate investment and exports appear weak given excess capacity, feeble corporate profitability and a global recession. However, growth should eventually resume stimulated by lower interest rates, tax cuts and government spending, and we expect our more cyclical holdings to participate in the recovery in the U.S. and globally.

---------------------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
---------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                            Since
                                                          Inception
                                           1-Year 5-Year  (3/15/94)
------------------------------------------------------
Cumulative Total Return                    -0.98% +50.81% +112.67%
Average Annual Total Return                -0.98%  +8.56%  +10.16%
Value of $10,000 Investment                $9,902 $15,081  $21,267

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/01)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (46)
This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/01.


                          Templeton Growth     MSCI All
                             Securities     Country World
                           Fund - Class I      Free Index
---------------------------------------------------------
       03/15/1994              $10,000           $10,000
       03/31/1994              $10,030             $9,768
       04/30/1994              $10,079            $10,034
       05/31/1994              $10,118            $10,093
       06/30/1994              $10,020            $10,044
       07/31/1994              $10,296            $10,266
       08/31/1994              $10,552            $10,631
       09/30/1994              $10,484            $10,381
       10/31/1994              $10,493            $10,647
       11/30/1994              $10,286            $10,185
       12/31/1994              $10,316            $10,221
       01/31/1995              $10,227            $10,013
       02/28/1995              $10,336            $10,120
       03/31/1995              $10,336            $10,584
       04/30/1995              $10,631            $10,969
       05/31/1995              $10,897            $11,090
       06/30/1995              $11,054            $11,092
       07/31/1995              $11,500            $11,629
       08/31/1995              $11,401            $11,374
       09/30/1995              $11,619            $11,687
       10/31/1995              $11,233            $11,492
       11/30/1995              $11,311            $11,854
       12/31/1995              $11,628            $12,210
       01/31/1996              $12,133            $12,482
       02/29/1996              $12,183            $12,534
       03/31/1996              $12,380            $12,727
       04/30/1996              $12,707            $13,038
       05/31/1996              $12,895            $13,051
       06/30/1996              $12,887            $13,122
       07/31/1996              $12,417            $12,633
       08/31/1996              $12,815            $12,788
       09/30/1996              $12,990            $13,260
       10/31/1996              $13,082            $13,313
       11/30/1996              $13,674            $14,025
       12/31/1996              $14,104            $13,822
       01/31/1997              $14,513            $14,054
       02/28/1997              $14,594            $14,245
       03/31/1997              $14,563            $13,961
       04/30/1997              $14,625            $14,409
       05/31/1997              $15,289            $15,269
       06/30/1997              $16,059            $16,051
       07/31/1997              $16,685            $16,776
       08/31/1997              $16,247            $15,598
       09/30/1997              $17,164            $16,430
       10/31/1997              $15,891            $15,452
       11/30/1997              $15,838            $15,689
       12/31/1997              $16,005            $15,894
       01/31/1998              $15,910            $16,244
       02/28/1998              $17,183            $17,355
       03/31/1998              $18,101            $18,096
       04/30/1998              $18,153            $18,266
       05/31/1998              $17,641            $17,919
       06/30/1998              $17,393            $18,242
       07/31/1998              $17,405            $18,247
       08/31/1998              $14,890            $15,691
       09/30/1998              $14,995            $16,003
       10/31/1998              $16,389            $17,464
       11/30/1998              $17,133            $18,524
       12/31/1998              $17,439            $19,384
       01/31/1999              $17,192            $19,779
       02/28/1999              $16,660            $19,283
       03/31/1999              $17,547            $20,150
       04/30/1999              $19,377            $21,021
       05/31/1999              $18,563            $20,279
       06/30/1999              $19,532            $21,289
       07/31/1999              $19,409            $21,201
       08/31/1999              $19,327            $21,176
       09/30/1999              $18,881            $20,947
       10/31/1999              $18,745            $22,007
       11/30/1999              $19,637            $22,692
       12/31/1999              $21,110            $24,582
       01/31/2000              $19,679            $23,257
       02/29/2000              $18,990            $23,336
       03/31/2000              $20,340            $24,869
       04/30/2000              $20,182            $23,752
       05/31/2000              $20,446            $23,135
       06/30/2000              $20,695            $23,919
       07/31/2000              $20,726            $23,216
       08/31/2000              $20,975            $23,938
       09/30/2000              $20,321            $22,624
       10/31/2000              $20,508            $22,180
       11/30/2000              $20,399            $20,805
       12/31/2000              $21,476            $21,153
       01/31/2001              $21,867            $21,688
       02/28/2001              $21,508            $19,864
       03/31/2001              $20,573            $18,527
       04/30/2001              $21,400            $19,876
       05/31/2001              $21,883            $19,655
       06/30/2001              $21,459            $19,054
       07/31/2001              $21,324            $18,753
       08/31/2001              $21,151            $17,890
       09/30/2001              $19,137            $16,257
       10/31/2001              $19,733            $16,601
       11/30/2001              $20,903            $17,622
       12/31/2001              $21,267            $17,788

Total Return                   112.67%             77.88%

* Source: Standard & Poor's Micropal. Please see the Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund - Class 1

                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

TG-4
              Past performance does not guarantee future results.

                       TEMPLETON GROWTH SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT
Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the Fund's sub-advisor. TAML provides TGAL with investment management advice and assistance.

John Crone VICE          Mr. Crone has been a manager of the Fund since October
PRESIDENT,               2001, and has been with Franklin Templeton Investments
TGAL PORTFOLIO MANAGER,  since 1995.
TAML

Dale Winner, CFA VICE    Mr. Winner has been a manager of the Fund since
PRESIDENT, TGAL          January 2001, and has been with Franklin Templeton
                         Investments since 1995.

Murdo Murchison, CFA SENIOMRr. Murchison has been a manager of the Fund since
VICE PRESIDENT, TGAL     January 2001, and has been with Franklin Templeton
                         Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.81% of its average daily net assets to TGAL for its services.

               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

                                                                    Class 1
                                              --------------------------------------------------
                                                            Year Ended December 31,
                                              --------------------------------------------------
                                                2001       2000       1999      1998      1997
                                              --------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses).     (.36)       (.15)     2.66       .98      1.53
                                              --------------------------------------------------
Total from investment operations.............     (.10)        .15      2.94      1.33      1.86
                                              --------------------------------------------------
Less distributions from:
  Net investment income......................     (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains.........................    (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                              --------------------------------------------------
Total distributions..........................    (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                              --------------------------------------------------
Net asset value, end of year................. $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                              --------------------------------------------------

Total return/b/..............................   (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses...................................     .85%        .88%      .88%      .88%      .88%
  Net investment income......................    2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate......................   31.05%      69.67%    46.54%    32.30%    24.81%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                --------------------------
                                                   Year Ended December 31,
                                                --------------------------
                                                  2001     2000    1999/c/
                                                --------------------------
  Per share operating performance
  (For a share outstanding throughout the year)
  Net asset value, beginning of year........... $  13.69  $ 15.60  $ 15.34
                                                --------------------------
  Income from investment operations:
    Net investment income/a/...................      .21      .25      .17
    Net realized and unrealized gains..........     (.34)    (.15)    2.17
                                                --------------------------
  Total from investment operations.............     (.13)     .10     2.34
                                                --------------------------
  Less distributions from:
    Net investment income......................     (.26)    (.26)    (.36)
    Net realized gains.........................    (2.29)   (1.75)   (1.72)
                                                --------------------------
  Total distributions..........................    (2.55)   (2.01)   (2.08)
                                                --------------------------
  Net asset value, end of year................. $  11.01  $ 13.69  $ 15.60
                                                --------------------------

  Total return/b/..............................  (1.31)%    1.47%   16.35%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $113,925  $79,043  $ 4,483
  Ratios to average net assets:
    Expenses...................................    1.10%    1.12%    1.14%/d/
    Net investment income......................    1.80%    1.87%    1.17%/d/
  Portfolio turnover rate......................   31.05%   69.67%   46.54%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001


                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 85.3%
Aerospace & Defense 3.0%
BAE Systems PLC............................ United Kingdom 3,247,043 $14,626,107
Raytheon Co................................ United States    235,824   7,657,205
Rolls-Royce PLC............................ United Kingdom 4,328,521  10,488,994
                                                                     -----------
                                                                      32,772,306
                                                                     -----------
Airlines .7%
Singapore Airlines Ltd.....................   Singapore    1,303,100   7,762,849
                                                                     -----------
Automobiles .7%
Volkswagen AG..............................    Germany       165,400   7,702,339
                                                                     -----------
Banks 5.0%
Australia & New Zealand Banking Group Ltd..   Australia    1,844,184  16,812,336
Foreningssparbanken AB, A..................     Sweden       350,000   4,337,588
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,560,602
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  15,267,833
                                                                     -----------
                                                                      52,978,359
                                                                     -----------
Building Products .5%
Novar PLC.................................. United Kingdom 2,739,818   5,044,200
                                                                     -----------
Chemicals 5.0%
Agrium Inc.................................     Canada        89,300     946,580
Akzo Nobel NV..............................  Netherlands     355,200  15,860,955
BASF AG....................................    Germany       253,200   9,435,059
DSM NV, Br.................................  Netherlands     300,000  10,954,598
Eastman Chemical Co........................ United States    125,000   4,877,500
Lyondell Chemical Co....................... United States    770,500  11,041,265
                                                                     -----------
                                                                      53,115,957
                                                                     -----------
Commercial Services & Supplies 1.3%
Waste Management Inc....................... United States    455,740  14,542,663
                                                                     -----------
Computers & Peripherals 2.7%
Compaq Computer Corp....................... United States    400,000   3,904,000
Fujitsu Ltd................................     Japan        350,000   2,547,688
Hewlett-Packard Co......................... United States    304,390   6,252,171
/a/Lexmark International Inc............... United States     60,000   3,540,000
NEC Corp...................................     Japan      1,290,000  13,159,850
                                                                     -----------
                                                                      29,403,709
                                                                     -----------
Construction Materials .2%
Cheung Kong Infrastructure Holdings Ltd....   Hong Kong    1,495,000   2,329,392
                                                                     -----------
Diversified Financials 3.2%
Merrill Lynch & Co. Inc.................... United States    250,000  13,030,000
Nomura Holdings Inc........................     Japan        726,000   9,306,272
Swire Pacific Ltd., A......................   Hong Kong    2,119,300  11,550,652
Swire Pacific Ltd., B......................   Hong Kong    1,304,000     936,463
                                                                     -----------
                                                                      34,823,387
                                                                     -----------
Diversified Telecommunication Services 8.3%
AT&T Corp.................................. United States    500,000   9,070,000
Cable & Wireless PLC....................... United Kingdom 2,113,356  10,165,393
Korea Telecom Corp., ADR...................  South Korea     449,860   9,145,654
Nippon Telegraph & Telephone Corp..........     Japan          2,698   8,790,218

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
SBC Communications Inc............................ United States    268,280 $10,508,528
Telecom Argentina Stet - France Telecom SA, B, ADR   Argentina      240,000   1,564,800
Telecom Corp. of New Zealand Ltd..................  New Zealand   2,415,827   5,029,746
/a/Telefonica SA..................................     Spain      1,067,040  14,279,898
Telefonos de Mexico SA de CV (TELMEX), L, ADR.....     Mexico       315,225  11,039,180
/a/Worldcom Inc.-Worldcom Group................... United States    615,410   8,664,973
                                                                            -----------
                                                                             88,258,390
                                                                            -----------
Electric Utilities 5.6%
CLP Holdings Ltd..................................   Hong Kong    2,451,600   9,353,232
E.On AG...........................................    Germany       278,000  14,455,832
Endesa SA.........................................     Spain        400,000   6,257,735
Hong Kong Electric Holdings Ltd...................   Hong Kong    2,683,498   9,979,859
Iberdrola SA, Br..................................     Spain      1,031,200  13,423,808
Korea Electric Power Corp.........................  South Korea     458,200   7,569,806
                                                                            -----------
                                                                             61,040,272
                                                                            -----------
Electronic Equipment & Instruments 1.2%
Hitachi Ltd.......................................     Japan      1,820,500  13,334,961
                                                                            -----------
Food & Drug Retailing 3.7%
Albertson's Inc................................... United States    537,800  16,935,322
J.Sainsbury PLC................................... United Kingdom 1,834,317   9,770,922
The Kroger Co..................................... United States    654,190  13,652,945
                                                                            -----------
                                                                             40,359,189
                                                                            -----------
Food Products 4.1%
General Mills Inc................................. United States    305,670  15,897,897
H.J. Heinz Co..................................... United States    337,619  13,882,893
Unilever PLC...................................... United Kingdom 1,800,000  14,775,142
                                                                            -----------
                                                                             44,555,932
                                                                            -----------
Gas Utilities 1.0%
TransCanada PipeLines Ltd.........................     Canada       895,913  11,152,258
                                                                            -----------
Household Durables 3.0%
Koninklijke Philips Electronics NV................  Netherlands     562,480  16,717,790
LG Electronics Inc................................  South Korea     275,000   5,192,234
Newell Rubbermaid Inc............................. United States    385,063  10,616,187
                                                                            -----------
                                                                             32,526,211
                                                                            -----------
Household Products 1.1%
Procter & Gamble Co............................... United States    133,790  10,586,803
                                                                            -----------
Industrial Conglomerates .1%
Smiths Group PLC.................................. United Kingdom   120,000   1,182,361
                                                                            -----------
Insurance 5.6%
Ace Ltd...........................................    Bermuda       302,000  12,125,300
Allstate Corp..................................... United States    457,700  15,424,490
AXA SA............................................     France       526,640  11,005,566
Torchmark Corp.................................... United States    273,400  10,752,822
XL Capital Ltd., A................................    Bermuda       127,100  11,611,856
                                                                            -----------
                                                                             60,920,034
                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)


                                                  COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
IT Consulting & Services .2%
Gartner Inc., B............................... United States      214,400 $ 2,401,280
                                                                          -----------
Machinery 2.8%
Invensys PLC.................................. United Kingdom   6,530,280  11,333,662
Sandvik AB....................................     Sweden         440,000   9,416,857
Volvo AB, B...................................     Sweden         595,620   9,993,529
                                                                          -----------
                                                                           30,744,048
                                                                          -----------
Media .6%
SCMP GROUP LTD................................   Hong Kong      1,254,000     787,986
United Business Media PLC..................... United Kingdom     779,684   5,446,781
                                                                          -----------
                                                                            6,234,767
                                                                          -----------
Metals & Mining 4.2%
AK Steel Holding Corp......................... United States      795,400   9,051,652
Barrick Gold Corp.............................     Canada         348,800   5,563,360
BHP Billiton PLC..............................   Australia      3,333,680  16,932,824
Companhia Siderurgica Nacional Sid Nacional SA     Brazil     129,100,000   2,039,450
Pohang Iron & Steel Co. Ltd...................  South Korea       131,192  12,185,325
                                                                          -----------
                                                                           45,772,611
                                                                          -----------
Multiline Retail 2.2%
Marks & Spencer PLC........................... United Kingdom   2,078,070  10,918,109
Sears, Roebuck & Co........................... United States      275,900  13,143,876
                                                                          -----------
                                                                           24,061,985
                                                                          -----------
Oil & Gas 6.6%
Burlington Resources Inc...................... United States      193,400   7,260,236
Eni SpA.......................................     Italy        1,432,025  17,953,069
Occidental Petroleum Corp..................... United States      423,100  11,224,843
PetroChina Co. Ltd., H........................     China       29,950,000   5,300,307
Repsol YPF SA.................................     Spain          833,660  12,158,732
Shell Transport & Trading Co. PLC............. United Kingdom   2,540,483  17,451,724
                                                                          -----------
                                                                           71,348,911
                                                                          -----------
Paper & Forest Products 3.8%
Bowater Inc................................... United States      191,800   9,148,860
International Paper Co........................ United States      300,000  12,105,000
Plum Creek Timber Co. Inc..................... United States      162,614   4,610,107
UPM-Kymmene Corp..............................    Finland         450,000  14,925,340
                                                                          -----------
                                                                           40,789,307
                                                                          -----------
Pharmaceuticals 4.9%
Abbott Laboratories........................... United States      230,310  12,839,783
Merck KGAA....................................    Germany         316,440  11,580,269
Mylan Laboratories Inc........................ United States      319,840  11,994,000
Pharmacia Corp................................ United States      379,150  16,170,748
                                                                          -----------
                                                                           52,584,800
                                                                          -----------
Real Estate 2.0%
Cheung Kong Holdings Ltd......................   Hong Kong      2,011,499  20,894,403
Amoy Porperties Ltd...........................   Hong Kong        745,500     769,606
New World Development Co. Ltd.................   Hong Kong            457         399
                                                                          -----------
                                                                           21,664,408
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     COUNTRY      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd...........................................................................     Japan        1,247,000

Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................  South Korea        53,920

Trading Companies & Distributors .3%
Samsung Corp.....................................................................................  South Korea       500,000

Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................  South Korea        54,400
Smartone Telecommunications Holdings Ltd.........................................................   Hong Kong      1,108,000



Total Common Stocks (Cost $925,126,690)..........................................................

Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................    Germany          60,000
Embratel Participacoes SA, ADR, pfd..............................................................    Brazil          420,550
Cia Vale Do Rio Doce, ADR, pfd. A................................................................    Brazil          120,000
Petroleo Brasileiro SA, ADR, pfd.................................................................    Brazil          350,000
Petroleo Brasileiro SA, pfd......................................................................    Brazil          157,470

Total Preferred Stocks (Cost $25,078,983)........................................................

Total Long Term Investments (Cost $950,205,673) 86.9%............................................


                                                                                                                 PRINCIPAL
                                                                                                                  AMOUNT
                                                                                                                ------------
/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)........... United States $127,665,001

  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................
Other Assets, Less Liabilities 1.3%..............................................................

Total Net Assets 100.0%..........................................................................

                                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd........................................................................... $    4,234,053
                                                                                                  --------------
Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................     11,453,125
                                                                                                  --------------
Trading Companies & Distributors .3%
Samsung Corp.....................................................................................      2,771,222
                                                                                                  --------------
Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................      1,176,128
Smartone Telecommunications Holdings Ltd.........................................................      1,321,441
                                                                                                  --------------
                                                                                                       2,497,569
                                                                                                  --------------
Total Common Stocks (Cost $925,126,690)..........................................................    920,949,658
                                                                                                  --------------
Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................      1,851,143
Embratel Participacoes SA, ADR, pfd..............................................................      1,749,488
Cia Vale Do Rio Doce, ADR, pfd. A................................................................      2,833,200
Petroleo Brasileiro SA, ADR, pfd.................................................................      7,780,500
Petroleo Brasileiro SA, pfd......................................................................      3,486,081
                                                                                                  --------------
Total Preferred Stocks (Cost $25,078,983)........................................................     17,700,412
                                                                                                  --------------
Total Long Term Investments (Cost $950,205,673) 86.9%............................................    938,650,000
                                                                                                  --------------




/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)...........    127,665,000
                                                                                                  --------------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................  1,066,315,000
Other Assets, Less Liabilities 1.3%..............................................................     14,334,903
                                                                                                  --------------
Total Net Assets 100.0%.......................................................................... $1,080,649,973
                                                                                                  --------------


/a/Non-incomeproducing.
/b/Seenote (d) regarding repurchase agreements.


                                                                          TG-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements


        Statement of Assets and Liabilities
        December 31, 2001
        Assets:
          Investments in securities:
            Cost....................................... $  950,205,673
                                                        --------------
            Value......................................    938,650,070
          Repurchase agreement at value and cost.......    127,665,000
          Cash.........................................            346
          Receivables:
            Investment securities sold.................     34,300,347
            Capital shares sold........................        557,770
            Dividends and interest.....................      2,654,011
                                                        --------------
             Total assets..............................  1,103,827,544
                                                        --------------
        Liabilities:
          Payables:
            Investment securities purchased............     20,984,149
            Capital shares redeemed....................      1,171,833
            Affiliates.................................        783,933
            Professional fees..........................         33,100
            Reports to shareholders....................        120,000
          Other liabilities............................         84,556
                                                        --------------
             Total liabilities.........................     23,177,571
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Net assets consist of:
          Undistributed net investment income.......... $   23,378,838
          Net unrealized depreciation..................    (11,706,744)
          Accumulated net realized gain................     19,562,369
          Capital shares...............................  1,049,415,510
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Class 1:
          Net asset, at value.......................... $  966,725,309
                                                        --------------
          Shares outstanding...........................     87,162,797
                                                        --------------
          Net asset value and offering price per share.         $11.09
                                                        --------------
        Class 2:
          Net asset, at value.......................... $  113,924,664
                                                        --------------
          Shares outstanding...........................     10,345,270
                                                        --------------
          Net asset value and offering price per share.         $11.01
                                                        --------------


TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001
Investment income:
(net of foreign taxes and fees of $2,255,176)
  Dividends................................................................... $ 31,169,399
  Interest....................................................................    2,730,199
                                                                               ------------
    Total investment income...................................................   33,899,598
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    9,152,469
  Distribution fees - Class 2 (Note 3 ).......................................      231,613
  Transfer agent fees.........................................................       44,655
  Custodian fees..............................................................      224,337
  Reports to shareholders.....................................................      269,915
  Professional fees...........................................................       25,297
  Trustees' fees and expenses.................................................       11,372
  Other.......................................................................        2,763
                                                                               ------------
    Total expenses............................................................    9,962,421
                                                                               ------------
       Net investment income..................................................   23,937,177
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   20,408,472
    Foreign currency transactions.............................................     (226,762)
                                                                               ------------
       Net realized gain......................................................   20,181,710
  Net unrealized depreciation on investments:
    Investments...............................................................  (56,687,520)
    Translation of assets and liabilities denominated in foreign currencies...     (151,141)
                                                                               ------------
       Net unrealized depreciation............................................  (56,838,661)
                                                                               ------------
Net realized and unrealized loss..............................................  (36,656,951)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(12,719,774)
                                                                               ------------


                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                                2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,937,177
    Net realized gain from investments and foreign currency transactions..................................     20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    (56,838,661)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................    (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (21,511,485)
     Class 2..............................................................................................     (1,649,342)
    Net realized gains:
     Class 1..............................................................................................   (179,283,207)
     Class 2..............................................................................................    (14,800,192)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................     17,018,594
     Class 2..............................................................................................     50,914,824
                                                                                                           --------------
  Total capital share transactions........................................................................     67,933,418
     Net increase (decrease) in net assets................................................................   (162,030,582)
Net Assets:
  Beginning of year.......................................................................................  1,242,680,555
                                                                                                           --------------
  End of year............................................................................................. $1,080,649,973
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   23,378,838
                                                                                                           --------------

                                                                                                                2000
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,165,554
    Net realized gain from investments and foreign currency transactions..................................    194,570,700
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (171,116,784)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................     46,619,470
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (11,099,754)
     Class 2..............................................................................................       (152,094)
    Net realized gains:
     Class 1..............................................................................................    (73,119,422)
     Class 2..............................................................................................     (1,029,478)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (85,400,748)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................    497,688,296
     Class 2..............................................................................................     70,980,087
                                                                                                           --------------
  Total capital share transactions........................................................................    568,668,383
     Net increase (decrease) in net assets................................................................    529,887,105
Net Assets:
  Beginning of year.......................................................................................    712,793,450
                                                                                                           --------------
  End of year............................................................................................. $1,242,680,555
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   22,733,829
                                                                                                           --------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreement

Certain funds may enter into a repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2001, all repurchase agreements held by the funds had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2001                        2000
                                               --------------------------  ---------------------------
                                                 Shares        Amount        Shares        Amount
Class 1 Shares:                                ------------------------------------------------------
Shares sold...................................  34,407,516  $ 411,498,298   17,873,866  $ 238,251,058
Shares issued on merger/a/....................          --             --   48,592,348    628,298,597
Shares issued in reinvestment of distributions  17,864,296    200,794,692    6,513,471     84,219,176
Shares redeemed............................... (49,693,524)  (595,274,396) (33,716,851)  (453,080,535)
                                               ------------------------------------------------------
Net increase..................................   2,578,288  $  17,018,594   39,262,834  $ 497,688,296
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................  24,877,364  $ 299,417,251   12,896,783  $ 173,384,758
Shares issued on merger/a/....................          --             --    4,308,381     55,535,000
Shares issued in reinvestment of distributions   1,471,336     16,449,534       91,595      1,181,572
Shares redeemed............................... (21,775,179)  (264,951,961) (11,812,327)  (159,121,243)
                                               ------------------------------------------------------
Net increase..................................   4,573,521  $  50,914,824    5,484,432  $  70,980,087
                                               ------------------------------------------------------

/a/ On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
            .90%        Over $100 million, up to and including $250 million
            .80%        Over $250 milion, up to and including $500 million
            .75%        Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                                               ------------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $ 60,274,364
                       Long-term capital gain.  140,520,327
                                               ------------
                                               $200,794,691
                                               ------------
                     Class 2
                       Ordinary income........ $  4,849,296
                       Long-term capital gain.   11,600,238
                                               ------------
                                               $ 16,449,534
                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

             Cost of investments.................. $1,079,805,169
                                                   --------------
             Unrealized appreciation.............. $  122,728,775
             Unrealized depreciation..............   (136,218,874)
                                                   --------------
             Net unrealized depreciation.......... $  (13,490,099)
                                                   --------------
             Undistributed ordinary income........ $   33,214,110
             Undistributed long-term capital gains     11,729,416
                                                   --------------
             Distributable earnings............... $   44,943,526
                                                   --------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $328,805,682 and $499,675,954, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation
Under Section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $11,729,729 as capital gain dividends for the fiscal year ended December 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.26% amounts of of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

                                        TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (effective 5/1/02, Templeton Foreign Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The year 2001 was marked by slowing economies, a new government in Japan, ongoing deflation of the technology and telecommunications bubble and the tragic attacks of September 11. While these events contributed to poor equity performance, we believe they also laid the groundwork for an economic and equity market recovery. Central banks worldwide lowered interest rates, companies restructured to cut costs, and corporations reduced inventory levels. We acknowledge that the near-term environment is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies whose shares we own.

Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI(R) EAFE(R)) Index, which returned -21.21% during the year ended December 31, 2001./1 While we are proud of our relative performance versus the market index, we recognize this is a partial victory and strive to return to positive performance in the coming year. /

Prior to the events of September 11, global equity markets were grappling with slowing economies, a technology and telecommunications slide and relatively high stock valuations. The attacks on the World Trade Center and Pentagon are likely to impact consumer confidence in the short term and slow corporate capital investment and overall economic growth. Although the Federal Reserve Board's (the Fed's) 11 federal funds target rate cuts during 2001 affected the cost of borrowing, we believe they will not immediately improve consumer confidence or eliminate the excess capacity across the technology landscape. So far, the Fed's actions have not stemmed the stock market's continued decline.

Central banks around the world followed the U.S. Fed's lead, and there were at least 185 interest rate reductions globally throughout the reporting period. While we are optimistic that monetary policy will eventually spur a global economic recovery, we are unsure of its timing,

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
12/31/01

Europe 61.9%

Asia 20.1%

Latin America/Caribbean 7.3%

Australia/New Zealand 4.4%

North America 1.5%

Short-Term Investments &
Other Net Assets 4.8%
and we continue to focus on the fortunes of individual companies, their balance sheets, valuations and normalized earnings power.

European markets recorded poor performance during the year, dragged down primarily by the decline in technology, media and telecommu-nications (TMT) stocks and modest weakness in the euro. In our opinion, the euro's decline is due to slowing European economic activity, perceived European Central Bank ineffectiveness and currency outflows to other regions of the world, in equity investments and foreign direct investment. Despite the near-term concerns, we find reasons for optimism. Our analysis shows that European equity valuations were inexpensive relative to the U.S. and multinational companies in the region continued to slowly restructure their operations. We believe the recent fall in oil prices should translate into lower inflation and increased purchasing power.

The Asia and Pacific Rim region turned in vastly divergent performances, as the Japanese and Hong Kong markets fell significantly and those of South Korea and Australia appreciated. In Japan, early optimism surrounding the unexpected April election of Junichiro Koizumi quickly faded as a number of his proposed reform measures became bogged down in the political process. The banking system is an ongoing concern, and its high level of non-performing loans remains an unresolved issue. We believe it is worth noting that, while Japanese individuals have one of the highest savings rates in the world, the Japanese government has the highest debt level in the developed world. Over the past 10 years, Japanese government debt as a percentage of gross domestic product increased from approximately 70% to over 130% versus just 50% for the U.S.

With the exception of Mexico, which turned in one of the world's strongest equity performances, the Latin American region generally performed poorly during the year. Mexico continued to benefit from its proximity to the U.S. and the increasing integration with our economy. Brazil and Argentina suffered from political and economic turmoil, with Argentina falling into a state of chaos in late December.

As mentioned previously, the Fund outperformed the MSCI EAFE Index for the year under review but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the hard-hit telecommunications and technology sectors but were hurt later in the year by our holdings in cyclical and insurance companies. We sought to take advantage of market volatility during the reporting period and increased our exposure to the TMT sector, and we


                    Top 10 Holdings
                    Templeton International Securities Fund
                    12/31/01
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    --------------------------------------

                    Cheung Kong
                    Holdings Ltd.                   2.2%
                    Real Estate, Hong Kong

                    Unilever PLC                    2.2%
                    Food Products, U.K.

                    Lloyds TSB Group PLC            1.9%
                    Banks, U.K.

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Swiss Reinsurance Co.           1.8%
                    Insurance, Switzerland

                    Wolters Kluwer NV               1.7%
                    Media, Netherlands

                    Volkswagen AG                   1.7%
                    Automobiles, Germany

                    Marks & Spencer PLC             1.7%
                    Multiline Retail, U.K.

                    E.oN AG                         1.6%
                    Electric Utilities, Germany

                    Aventis SA                      1.6%
                    Pharmaceuticals, France

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

eliminated positions in what we considered were fully valued stocks in the supermarket, utility and food sectors. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and attractive valuations. Currency movements also hurt the Fund's performance, as the euro's approximately 4% decline versus the U.S. dollar also reduced total return. We continue to believe the euro is undervalued and that improved European economic growth will have a positive effect on the currency's value.

During the year under review, our analysts identified a number of technology and telecommunications shares trading at relatively low valuations on normalized earnings, and we purchased shares in Alcatel SA, Nortel Networks, Korea Telecom and Telefonos de Mexico, for example. We found a number of attractive opportunities in Europe covering a diverse group of industries. Purchases from this region included telecommunications providers Cable and Wireless and Telefonica SA, insurance companies Swiss Reinsurance and AXA SA, mining company Pechiney SA, logistics provider Deutsche Post, and U.K. bank Lloyds TSB.

In Asia, we remain skeptical that meaningful change will occur quickly in Japan, and we were underweighted in Japanese equities during the reporting period as our industry analysts consistently identified cheaper opportunities in other regions of the world. The most significant Asian purchase this year was Samsung Electronics, a leading South Korean semiconductor and consumer electronics company. We believe Samsung is a premier global competitor that due to political worries in South Korea was trading at a fraction of the valuation of its global peers. Another leading Asian company we purchased due to inexpensive valuation was Singapore's DBS Group Holding. In our opinion, this firm is one of southeast Asia's leading banking franchises. We consider these purchases to be two positive examples of our research process -- representing the ability to see past short-term disruptions to identify the long-term earnings power of a company and the flexibility to purchase "growth" companies trading at "value" levels.

In Latin America, we do not own shares in Argentina, but we are closely watching their political and economic situations to determine the potential impact on our Brazilian holdings. The Fund's weighting in Latin America continued to decline as poor liquidity reduced the region's investment opportunities.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe that the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce solid performance over the past several decades. We thank you for your support and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Templeton International Securities Fund - Class 1*
          Periods ended 12/31/01
                                                               Since
                                                             Inception
                                          1-Year    5-Year   (5/1/92)
          ------------------------------------------------------------
          Cumulative Total Return        -15.75%   +26.91%   +146.47%
          Average Annual Total Return    -15.75%    +4.88%     +9.78%
          Value of $10,000 Investment     $8,425   $12,691    $24,647

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/92-12/31/01)

The graph compares the performance of Templeton International Securities Fund - Class 1* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (48)
This graph compares the performance of Templeton International Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/01.


                             Templeton
                       International Securities
                           Fund - Class I          MSCI EAFE Index
------------------------------------------------------------------
      05/01/1992              $10,000                  $10,000
      05/31/1992               $9,960                  $10,672
      06/30/1992               $9,720                  $10,169
      07/31/1992               $9,570                   $9,912
      08/31/1992               $9,471                  $10,538
      09/30/1992               $9,271                  $10,333
      10/31/1992               $9,171                   $9,794
      11/30/1992               $9,251                   $9,889
      12/31/1992               $9,390                   $9,943
      01/31/1993               $9,440                   $9,945
      02/28/1993               $9,740                  $10,248
      03/31/1993              $10,040                  $11,145
      04/30/1993              $10,371                  $12,206
      05/31/1993              $10,640                  $12,467
      06/30/1993              $10,581                  $12,275
      07/31/1993              $10,771                  $12,707
      08/31/1993              $11,611                  $13,396
      09/30/1993              $11,572                  $13,097
      10/31/1993              $12,462                  $13,503
      11/30/1993              $12,511                  $12,326
      12/31/1993              $13,831                  $13,218
      01/31/1994              $14,611                  $14,339
      02/28/1994              $14,042                  $14,302
      03/31/1994              $13,330                  $13,688
      04/30/1994              $13,463                  $14,273
      05/31/1994              $13,545                  $14,194
      06/30/1994              $13,116                  $14,399
      07/31/1994              $13,883                  $14,540
      08/31/1994              $14,405                  $14,887
      09/30/1994              $14,108                  $14,422
      10/31/1994              $14,293                  $14,905
      11/30/1994              $13,668                  $14,192
      12/31/1994              $13,525                  $14,284
      01/31/1995              $13,167                  $13,739
      02/28/1995              $13,340                  $13,703
      03/31/1995              $13,340                  $14,562
      04/30/1995              $13,993                  $15,114
      05/31/1995              $14,428                  $14,937
      06/30/1995              $14,614                  $14,679
      07/31/1995              $15,339                  $15,596
      08/31/1995              $14,955                  $15,005
      09/30/1995              $15,338                  $15,302
      10/31/1995              $14,966                  $14,895
      11/30/1995              $15,235                  $15,314
      12/31/1995              $15,660                  $15,934
      01/31/1996              $16,125                  $16,003
      02/29/1996              $16,352                  $16,060
      03/31/1996              $16,395                  $16,405
      04/30/1996              $16,997                  $16,886
      05/31/1996              $17,229                  $16,579
      06/30/1996              $17,367                  $16,677
      07/31/1996              $16,744                  $16,193
      08/31/1996              $17,335                  $16,232
      09/30/1996              $17,673                  $16,667
      10/31/1996              $18,021                  $16,500
      11/30/1996              $18,971                  $17,160
      12/31/1996              $19,424                  $16,944
      01/31/1997              $19,688                  $16,354
      02/28/1997              $19,931                  $16,626
      03/31/1997              $20,084                  $16,691
      04/30/1997              $20,084                  $16,782
      05/31/1997              $20,972                  $17,878
      06/30/1997              $22,222                  $18,869
      07/31/1997              $23,186                  $19,178
      08/31/1997              $22,078                  $17,749
      09/30/1997              $23,899                  $18,747
      10/31/1997              $22,002                  $17,311
      11/30/1997              $21,892                  $17,138
      12/31/1997              $22,132                  $17,292
      01/31/1998              $22,296                  $18,088
      02/28/1998              $23,995                  $19,252
      03/31/1998              $25,610                  $19,849
      04/30/1998              $25,961                  $20,010
      05/31/1998              $25,621                  $19,918
      06/30/1998              $25,316                  $20,073
      07/31/1998              $25,539                  $20,282
      08/31/1998              $21,843                  $17,773
      09/30/1998              $21,129                  $17,233
      10/31/1998              $22,813                  $19,034
      11/30/1998              $24,111                  $20,014
      12/31/1998              $24,193                  $20,809
      01/31/1999              $23,900                  $20,752
      02/28/1999              $23,221                  $20,263
      03/31/1999              $24,408                  $21,114
      04/30/1999              $26,409                  $21,973
      05/31/1999              $25,387                  $20,846
      06/30/1999              $26,677                  $21,663
      07/31/1999              $26,837                  $22,313
      08/31/1999              $26,810                  $22,400
      09/30/1999              $26,328                  $22,630
      10/31/1999              $26,436                  $23,484
      11/30/1999              $27,469                  $24,306
      12/31/1999              $29,903                  $26,491
      01/31/2000              $28,276                  $24,811
      02/29/2000              $28,701                  $25,484
      03/31/2000              $29,780                  $26,477
      04/30/2000              $28,344                  $25,090
      05/31/2000              $28,577                  $24,483
      06/30/2000              $30,071                  $25,445
      07/31/2000              $29,665                  $24,384
      08/31/2000              $29,867                  $24,601
      09/30/2000              $28,762                  $23,408
      10/31/2000              $28,014                  $22,860
      11/30/2000              $27,857                  $22,007
      12/31/2000              $29,242                  $22,795
      01/31/2001              $29,414                  $22,784
      02/28/2001              $28,526                  $21,077
      03/31/2001              $26,067                  $19,682
      04/30/2001              $27,501                  $21,062
      05/31/2001              $27,360                  $20,335
      06/30/2001              $26,759                  $19,512
      07/31/2001              $26,052                  $19,158
      08/31/2001              $25,698                  $18,677
      09/30/2001              $22,642                  $16,789
      10/31/2001              $23,100                  $17,219
      11/30/2001              $24,264                  $17,854
      12/31/2001              $24,647                  $17,961

Total Return                  146.47%                   79.61%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton International Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TI-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/


                                                                    Class 1
                                              ---------------------------------------------------
                                                            Year Ended December 31,
                                              ---------------------------------------------------
                                                2001       2000       1999       1998      1997
                                              ---------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   18.78  $  22.25  $    20.69  $  20.18  $  18.40
                                              ---------------------------------------------------
Income from investment operations:
  Net investment income/b/...................       .23       .40         .33       .60       .49
  Net realized and unrealized gains (losses).     (5.23)     (.95)       3.78      1.29      2.01
                                              ---------------------------------------------------
Total from investment operations.............     (5.00)     (.55)       4.11      1.89      2.50
                                              ---------------------------------------------------
Less distributions from:
  Net investment income......................      (.26)     (.43)       (.57)     (.49)     (.51)
  Net realized gains.........................     (1.67)    (2.49)      (1.98)     (.89)     (.21)
                                              ---------------------------------------------------
Total distributions..........................     (1.93)    (2.92)      (2.55)    (1.38)     (.72)
                                              ---------------------------------------------------
Net asset value, end of year................. $   11.85  $  18.78  $    22.25  $  20.69  $  20.18
                                              ---------------------------------------------------

Total return/c/..............................  (15.75)%   (2.19)%      23.61%     9.33%    13.95%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 565,220  $776,495  $1,056,798  $980,470  $938,410
Ratios to average net assets:
  Expenses...................................      .90%      .87%        .85%      .86%      .81%
  Net investment income......................     1.59%     2.08%       1.69%     2.81%     2.70%
Portfolio turnover rate......................    20.00%    32.81%      30.04%    29.56%    16.63%

/a/Financial highlights presented reflect historical information from Templeton
   Variable Products Series Fund (TVP) - Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                   Class 2
                                              -----------------------------------------------
                                                           Year Ended December 31,
                                              -----------------------------------------------
                                                2001       2000      1999     1998    1997/d/
                                              -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   18.67  $  22.13  $  20.61  $ 20.14  $ 18.40
                                              -----------------------------------------------
Income from investment operations:
  Net investment income/b/...................       .18       .31       .25      .59      .07
  Net realized and unrealized gains (losses).     (5.21)     (.90)     3.78     1.25     1.67
                                              -----------------------------------------------
Total from investment operations.............     (5.03)     (.59)     4.03     1.84     1.74
                                              -----------------------------------------------
Less distributions from:
  Net investment income......................      (.23)     (.38)     (.53)    (.48)      --
  Net realized gains.........................     (1.67)    (2.49)    (1.98)    (.89)      --
                                              -----------------------------------------------
Total distributions..........................     (1.90)    (2.87)    (2.51)   (1.37)      --
                                              -----------------------------------------------
Net asset value, end of year................. $   11.74  $  18.67  $  22.13  $ 20.61  $ 20.14
                                              -----------------------------------------------
Total return/c/..............................  (15.99)%   (2.38)%    23.23%    9.08%    9.46%
Ratios/supplemental data
Net assets, end of year (000's).............. $ 225,505  $187,115  $101,365  $39,886  $17,606
Ratios to average net assets:
  Expenses...................................     1.15%     1.12%     1.10%    1.11%    1.13%/e/
  Net investment income......................     1.32%     1.66%     1.26%    2.69%    1.14%/e/
Portfolio turnover rate......................    20.00%    32.81%    30.04%   29.56%   16.63%


/a/Financial highlights presented reflect historical financial information from
   TVP - Templeton International Fund as a result of a merger May 1, 2000. /b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001

                                                COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------
Common Stocks 92.5%
Aerospace & Defense 1.5%
BAE Systems PLC............................. United Kingdom 2,624,811 $11,823,301
                                                                      -----------
Air Freight & Couriers 1.2%
Deutsche Post AG............................    Germany       677,613   9,351,879
                                                                      -----------
Airlines .5%
British Airways PLC......................... United Kingdom 1,500,553   4,258,592
                                                                      -----------
Auto Components 2.1%
Autoliv Inc., SDR...........................     Sweden       393,611   7,879,950
Michelin SA, B..............................     France       266,820   8,802,216
Valeo SA....................................     France         2,600     103,714
                                                                      -----------
                                                                       16,785,880
                                                                      -----------
Automobiles 1.1%
Volkswagen AG...............................    Germany       181,815   8,466,752
                                                                      -----------
Banks 9.1%
Australia & New Zealand Banking Group Ltd...   Australia    1,316,192  11,998,947
Banca Nazionale del Lavoro SpA..............     Italy      3,283,734   6,651,733
Bayerische Hypo-Und Vereinsbank AG..........    Germany        56,130   1,720,749
Bayerische Hypo-Und Vereinsbank AG, 144A....    Germany       134,116   4,111,526
/a/DBS Group Holdings Ltd., 144A............   Singapore      650,000   4,857,839
HSBC Holdings PLC...........................   Hong Kong      454,655   5,320,347
HSBC Holdings PLC, ADR......................   Hong Kong      105,243   6,284,060
Lloyds TSB Group PLC........................ United Kingdom 1,387,500  15,064,401
Nordea AB, FDR..............................     Sweden     2,135,083  11,387,464
Unibanco Uniao de Bancos Brasileiros SA, GDR     Brazil       209,029   4,661,347
                                                                      -----------
                                                                       72,058,413
                                                                      -----------
Building Products .4%
Novar PLC................................... United Kingdom 1,902,783   3,503,159
                                                                      -----------
Chemicals 4.3%
Akzo Nobel NV...............................  Netherlands     329,003  14,691,165
BASF AG.....................................    Germany       276,469  10,302,138
Clariant AG.................................  Switzerland     317,600   5,978,015
Imperial Chemical Industries PLC............ United Kingdom   499,408   2,754,703
                                                                      -----------
                                                                       33,726,021
                                                                      -----------
Commercial Services & Supplies 1.3%
Chubb PLC................................... United Kingdom 2,724,071   6,819,098
Kidde PLC................................... United Kingdom 2,724,071   2,656,276
Societe BIC SA..............................     France        23,250     794,122
                                                                      -----------
                                                                       10,269,496
                                                                      -----------
Communications Equipment 1.0%
Alcatel SA, ADR.............................     France       323,403   5,352,320
Nortel Networks Corp........................     Canada       383,740   2,860,771
                                                                      -----------
                                                                        8,213,091
                                                                      -----------
Computers & Peripherals 2.3%
Fujitsu Ltd.................................     Japan        973,271   7,084,546
NEC Corp....................................     Japan      1,058,000  10,793,118
                                                                      -----------
                                                                      -----------
                                                                       17,877,664
                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                 COUNTRY      SHARES      VALUE
-----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Financials 3.5%
ING Groep NV.................................  Netherlands     450,610 $ 11,491,038
Nomura Holdings Inc..........................     Japan        834,730   10,700,034
Swire Pacific Ltd., B........................   Hong Kong    7,938,127    5,700,739
                                                                       ------------
                                                                         27,891,811
                                                                       ------------
Diversified Telecommunication Services 8.1%
Cable & Wireless PLC......................... United Kingdom 2,145,348   10,319,277
/a/Cia de Telecomunicaciones de Chile SA, ADR     Chile        251,452    3,384,544
Korea Telecom Corp., ADR.....................  South Korea     306,880    6,238,870
Nippon Telegraph & Telephone Corp............     Japan          2,248    7,324,096
/a/Pacific Century Regional Developments Ltd.   Singapore    6,410,127    1,978,756
Philippine Long Distance Telephone Co., ADR..  Philippines     502,088    4,137,205
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,964,626    6,172,344
Telefonica SA, ADR...........................     Spain        308,024   12,345,602
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       333,129   11,666,178
                                                                       ------------
                                                                         63,566,872
                                                                       ------------
Electric Utilities 6.8%
CLP Holdings Ltd.............................   Hong Kong    1,848,189    7,051,126
E.On AG......................................    Germany       249,653   12,981,805
Endesa SA....................................     Spain        547,398    8,563,680
Iberdrola SA, Br.............................     Spain        918,222   11,953,099
Korea Electric Power Corp....................  South Korea     250,000    4,130,187
Powergen PLC................................. United Kingdom   851,059    9,351,616
                                                                       ------------
                                                                         54,031,513
                                                                       ------------
Electrical Equipment .7%
Alstom SA....................................     France       528,574    5,878,326
                                                                       ------------
Electronic Equipment & Instruments 1.4%
Hitachi Ltd..................................     Japan      1,494,867   10,949,735
                                                                       ------------
Food & Drug Retailing 1.6%
J.Sainsbury PLC.............................. United Kingdom 2,300,000   12,251,492
                                                                       ------------
Food Products 2.2%
Unilever PLC................................. United Kingdom 2,112,924   17,343,751
                                                                       ------------
Health Care Equipment & Supplies 1.1%
Amersham PLC................................. United Kingdom   918,222    8,694,613
                                                                       ------------
Health Care Providers & Services 1.2%
Mayne Nickless Ltd., A.......................   Australia    2,589,088    9,118,420
                                                                       ------------
Hotels Restaurants & Leisure .6%
P & O Princess Cruises PLC................... United Kingdom   789,853    4,598,184
                                                                       ------------
Household Durables 2.3%
Koninklijke Philips Electronics NV...........  Netherlands     392,839   11,675,793
Sony Corp....................................     Japan        146,634    6,701,798
                                                                       ------------
                                                                         18,377,591
                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                              COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks (cont.)
Insurance 7.5%
Ace Ltd...................................    Bermuda       313,503 $ 12,587,145
AXA SA....................................     France       479,792   10,026,550
AXA SA, 144A..............................     France        40,480      845,939
Scor SA...................................     France       145,685    4,593,315
Swiss Reinsurance Co......................  Switzerland     140,118   14,094,086
XL Capital Ltd., A........................    Bermuda        99,328    9,074,606
Zurich Financial Services AG..............  Switzerland      32,812    7,697,801
                                                                    ------------
                                                                      58,919,442
                                                                    ------------
Machinery 3.6%
IHC Caland NV.............................  Netherlands     109,264    5,107,658
Invensys PLC.............................. United Kingdom 4,349,526    7,548,843
Komatsu Ltd...............................     Japan      2,196,343    7,859,643
Volvo AB, B...............................     Sweden       491,704    8,249,988
                                                                    ------------
                                                                      28,766,132
                                                                    ------------
Marine .3%
Peninsular & Oriental Steam Navigation Co. United Kingdom   789,853    2,733,045
                                                                    ------------
Media 1.9%
United Business Media PLC................. United Kingdom   241,000    1,683,598
Wolters Kluwer NV.........................  Netherlands     600,280   13,682,935
                                                                    ------------
                                                                      15,366,533
                                                                    ------------
Metals & Mining 2.9%
Barrick Gold Corp.........................     Canada       428,374    6,829,831
BHP Billiton Ltd..........................   Australia    1,338,050    7,191,939
Pechiney SA, A............................     France       174,700    9,006,518
                                                                    ------------
                                                                      23,028,288
                                                                    ------------
Multiline Retail 1.9%
Hudsons Bay Co............................     Canada       210,238    1,909,758
Marks & Spencer PLC....................... United Kingdom 2,543,110   13,361,413
                                                                    ------------
                                                                      15,271,171
                                                                    ------------
Oil & Gas 5.9%
Eni SpA...................................     Italy        955,840   11,983,213
Repsol YPF SA.............................     Spain        730,405   10,652,783
Shell Transport & Trading Co. PLC......... United Kingdom 1,679,653   11,538,295
Total Fina Elf SA, B......................     France        86,277   12,322,103
                                                                    ------------
                                                                      46,496,394
                                                                    ------------
Paper & Forest Products 1.8%
Stora Enso OY, R..........................    Finland       584,330    7,408,781
UPM-Kymmene Corp..........................    Finland       204,542    6,784,131
                                                                    ------------
                                                                      14,192,912
                                                                    ------------
Pharmaceuticals 5.7%
Aventis SA................................     France       177,648   12,614,686
/a/Elan Corp. PLC, ADR.................... Irish Republic   232,119   10,459,282
Merck KGAA................................    Germany       316,710   11,590,150
Ono Pharmaceutical Co. Ltd................     Japan        335,000   10,070,960
                                                                    ------------
                                                                      44,735,078
                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                    COUNTRY       SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Real Estate 2.2%
Cheung Kong Holdings Ltd........................................................   Hong Kong     1,681,137 $ 17,462,775
                                                                                                           ------------
Road & Rail 2.3%
Nippon Express Co. Ltd..........................................................     Japan       2,115,342    7,182,414
Stagecoach Group PLC............................................................ United Kingdom  9,856,847   10,615,728
                                                                                                           ------------
                                                                                                             17,798,142
                                                                                                           ------------
Semiconductor Equipment & Products 1.5%
Samsung Electronics Co. Ltd.....................................................  South Korea       54,850   11,650,666
                                                                                                           ------------
Wireless Telecommunication Services .7%
/a/China Mobile (Hong Kong) Ltd.................................................     China         113,500      399,543
Smartone Telecommunications Holdings Ltd........................................   Hong Kong     4,459,118    5,318,107
                                                                                                           ------------
                                                                                                              5,717,650
                                                                                                           ------------
Total Common Stocks (Cost $769,559,540).........................................                            731,174,784
                                                                                                           ------------
Preferred Stocks 2.7%
Volkswagen AG, pfd..............................................................    Germany        160,254    4,944,217
Telecomunicacoes Brasileiras SA, ADR, pfd.......................................     Brazil        129,339    5,173,560
Cia Vale Do Rio Doce, ADR, pfd. A...............................................     Brazil        204,192    4,820,970
Petroleo Brasileiro SA, pfd.....................................................     Brazil        300,000    6,641,420
                                                                                                           ------------
Total Preferred Stocks (Cost $24,812,147).......................................                             21,580,167
                                                                                                           ------------
Total Long Term Investments (Cost $794,371,687).................................                            752,754,951
                                                                                                           ------------
/b/Short Term Investments 6.5%..................................................
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $51,631,985) United States  51,631,985   51,631,985
                                                                                                           ------------
Total Investments (Cost $846,003,672) 101.7%....................................                            804,386,936
Other Assets, less Liabilities (1.7%)...........................................                            (13,662,039)
                                                                                                           ------------
Total Net Assets 100.0%.........................................................                           $790,724,897
                                                                                                           ------------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisors, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $846,003,672
                                                         ------------
             Value......................................  804,386,936
           Cash.........................................      121,496
           Foreign currency, at value (cost $7,958,712).    7,835,958
           Receivables:
             Investment securities sold.................       51,000
             Capital shares sold........................    3,485,273
             Dividends..................................    2,912,629
                                                         ------------
              Total assets..............................  818,793,292
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    1,654,800
             Capital shares redeemed....................   25,318,072
             Affiliates.................................      649,743
             Professional fees..........................       50,780
             Reports to Shareholders....................      300,000
           Other liabilities............................       95,000
                                                         ------------
              Total liabilities.........................   28,068,395
                                                         ------------
                Net assets, at value.................... $790,724,897
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 13,066,295
           Net unrealized depreciation..................  (41,811,270)
           Accumulated net realized loss................  (25,468,206)
           Capital shares...............................  844,938,078
                                                         ------------
                Net assets, at value.................... $790,724,897
                                                         ------------
         Class 1:
           Net asset, at value.......................... $565,219,833
                                                         ------------
           Shares outstanding...........................   47,706,144
                                                         ------------
           Net asset value and offering price per share.       $11.85
                                                         ------------
         Class 2:
           Net asset, at value.......................... $225,505,064
                                                         ------------
           Shares outstanding...........................   19,213,580
                                                         ------------
           Net asset value and offering price per share.       $11.74
                                                         ------------

TI-12
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $2,173,414)
  Dividends................................................................... $  20,938,847
  Interest....................................................................       928,305
                                                                               -------------
    Total investment income...................................................    21,867,152
                                                                               -------------
Expenses:
  Management fees (Note 3)....................................................     5,974,813
  Administrative fees (Note 3)................................................     1,154,256
  Distribution fees - Class 2 (Note 3)........................................       549,866
  Transfer agent fees.........................................................        51,303
  Custodian fees..............................................................       251,539
  Reports to shareholders.....................................................       409,252
  Professional fees...........................................................        64,235
  Trustees' fees and expenses.................................................         9,037
  Other.......................................................................         2,604
                                                                               -------------
    Total expenses............................................................     8,466,905
                                                                               -------------
       Net investment income..................................................    13,400,247
                                                                               -------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................   (25,330,468)
    Foreign currency transactions.............................................       (69,135)
                                                                               -------------
       Net realized loss......................................................   (25,399,603)
  Net unrealized depreciation:
    Investments...............................................................  (126,413,345)
    Translation of assets and liabilities denominated in foreign currencies...      (194,534)
                                                                               -------------
       Net unrealized depreciation............................................  (126,607,879)
                                                                               -------------
Net realized and unrealized loss..............................................  (152,007,482)
                                                                               -------------
Net decrease in net assets resulting from operations.......................... $(138,607,235)
                                                                               -------------

                                                                          TI-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  13,400,247
    Net realized gain (loss) from investments and foreign currency transactions...........................   (25,399,603)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies...................................................................................  (126,607,879)
                                                                                                           --------------
     Net decrease in net assets resulting from operations.................................................  (138,607,235)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (20,393,444)
     Class 2..............................................................................................    (5,735,164)
    Net realized gains:
     Class 1..............................................................................................  (152,779,558)
     Class 2..............................................................................................   (45,106,353)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (224,014,519)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................    77,008,936
     Class 2..............................................................................................   112,727,197
                                                                                                           --------------
  Total capital share transactions........................................................................   189,736,133
     Net decrease in net assets...........................................................................  (172,885,621)
Net Assets:
  Beginning of year.......................................................................................   963,610,518
                                                                                                           --------------
  End of year............................................................................................. $ 790,724,897
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $  13,066,295

                                                                                                                2000

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   30,074,050
    Net realized gain (loss) from investments and foreign currency transactions...........................    141,245,934
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (180,372,699)

     Net decrease in net assets resulting from operations.................................................     (9,052,715)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (20,195,709)
     Class 2..............................................................................................     (2,255,259)
    Net realized gains:
     Class 1..............................................................................................   (118,600,706)
     Class 2..............................................................................................    (14,798,195)

  Total distributions to shareholders.....................................................................   (155,849,869)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................   (129,050,261)
     Class 2..............................................................................................     99,400,896

  Total capital share transactions........................................................................    (29,649,365)
     Net decrease in net assets...........................................................................   (194,551,949)
Net Assets:
  Beginning of year.......................................................................................  1,158,162,467

  End of year............................................................................................. $  963,610,518

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   25,867,852

TI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Templeton International Smaller Companies into Templeton International Securities Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege of each class.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in Fund's were as follows:

                                                                 Year Ended December 31,
                                               -----------------------------------------------------------
                                                            2001                          2000
                                               -----------------------------------------------------------
                                                  Shares         Amount         Shares         Amount
Class 1 Shares:                                -----------------------------------------------------------
Shares sold...................................   29,920,018  $   420,670,202   12,544,954  $   237,099,440
Shares issued on merger/a/....................           --               --   35,794,416      651,458,377
Shares issued in reinvestment of distributions   13,351,812      173,173,002    7,326,841      138,796,415
Shares redeemed...............................  (36,903,986)    (516,834,268) (61,827,748)  (1,156,404,493)
                                               -----------------------------------------------------------
Net increase (decrease).......................    6,367,844  $    77,008,936   (6,161,537) $  (129,050,261)
                                               -----------------------------------------------------------
Class 2 Shares:
Shares sold...................................  187,930,112  $ 2,573,046,300   51,772,474  $   972,961,568
Shares issued on merger/a/....................           --               --      177,521        3,216,683
Shares issued in reinvestment of distributions    3,950,390       50,841,517      904,696       17,053,454
Shares redeemed............................... (182,688,657)  (2,511,160,620) (47,412,674)    (893,830,809)
                                               -----------------------------------------------------------
Net increase..................................    9,191,845  $   112,727,197    5,442,017  $    99,400,896
                                               -----------------------------------------------------------

/a On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton International Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - International Fund's shareholders. /

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                             Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .75%        First $200 million
           .675%        Over $200 million, up to and including $1.3 billion
            .60%        Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001 the Fund had $25,468,204 tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire in 2009.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                     -                         ------------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $ 52,847,699
                       Long-term capital gain.  120,325,304
                                               ------------
                                               $173,173,003
                                               ------------
                     Class 2
                       Ordinary income........ $ 15,316,898
                       Long-term capital gain.   35,524,619
                                               ------------
                                               $ 50,841,517
                                               ------------

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

              Cost of investments.................. $ 846,003,672
                                                    -------------
              Unrealized appreciation.............. $ 128,588,453
              Unrealized depreciation..............  (170,205,189)
                                                    -------------
              Net unrealized depreciation.......... $ (41,616,736)
                                                    -------------

              Undistributed ordinary income........ $  13,066,295
              Undistributed long-term capital gains            --
                                                    -------------
              Distributable earnings............... $  13,066,295
                                                    -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $164,677,693 and $180,881,545, respectively.

6. LIQUIDATION OF TEMPLETON PACIFIC GROWTH FUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assets of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating fund in exchange for capital shares with an equivalent value.

The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International Securities Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on these statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                           Number of
                                                       Portfolios in Fund
                                         Length of      Complex Overseen
Name, Age and Address         Position   Time Served      by Trustee*     Other Directorships Held
-----------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)     Trustee    Since 1988           108         Formerly, Director,
One Franklin Parkway,                                                     MotherLode Gold Mines
San Mateo, CA 94403-1906                                                  Consolidated (goldmining)
                                                                          (until 1996) and Vacu-Dry Co.
                                                                          (food processing) (until1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee    Since 1988           139         Director, RBC Holdings, Inc.
One Franklin Parkway,                                                     (bank holding company) and
San Mateo, CA 94403-1906                                                  Bar-SFoods (meat packing
                                                                          company).

Principal Occupation During Past 5 Years:
Formerly , President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)        Trustee    Since 1998            44         Formerly, member and Chairman
One Franklin Parkway,                                                     of the Board, Sutter
San Mateo, CA 94403-1906                                                  CommunityHospitals; member,
                                                                          Corporate Board, Blue Shield
                                                                          of California; andChief
                                                                          Counsel, California
                                                                          Department of Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement
Systems (CALPERS).
------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee    Since 1989           140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)        Trustee    Since 1988           108         Director, The California
One Franklin Parkway,                                                     Center for Land Recycling
San Mateo, CA 94403-1906                                                  (redevelopment).

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture Management
Company (venture capital); General Partner, Miller &LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.
------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)        Trustee    Since 1993           139         Director, Martek Biosciences
One Franklin Parkway,                                                     Corporation, WorldCom,
San Mateo, CA 94403-1906                                                  Inc.(communications
                                                                          services), MedImmune, Inc.
                                                                          (biotechnology),Overstock.com
                                                                          (Internet services), and
                                                                          Spacehab, Inc.
                                                                          (aerospaceservices); and
                                                                          formerly, Chairman, White
                                                                          River Corporation(financial
                                                                          services) (until 1998) and
                                                                          Hambrecht & Quist
                                                                          Group(investment banking)
                                                                          (until 1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly President,
National Association of Securities Dealers, Inc.(until 1987).
------------------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                            Number of
                                                                                        Portfolios in Fund
                                                                      Length of           Complex Overseen
Name, Age and Address                        Position                 Time Served          by Trustee*     Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)                    Director and             Director and             139                 None
One Franklin Parkway,                        Trustee                  Trustee since
San Mateo, CA 94403-1906                                              1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)                    President and            President                 38                 None
One Franklin Parkway,                        Trustee                  and Trustee
San Mateo, CA 94403-1906                                              since 1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)                Vice President           Vice                     120                 None
One Franklin Parkway,                        and Trustee              President
San Mateo, CA 94403-1906                                              and Trustee
                                                                      since 1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)             Trustee                  Since 2001                27                 None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz Life
Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide
Financial Services (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                         Vice President           Since 1988               None                None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                      Vice President           Vice                     None        None
One Franklin Parkway,                        and Chief                President
San Mateo, CA 94403-1906                     Financial                and Chief
                                             Officer                  Financial
                                                                      Officer since
                                                                      1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                     Portfolios in Fund
                                                            Length of                 Complex Overseen
Name, Age and Address          Position                     Time Served                 by Trustee*     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)             Vice President               Since 2000                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Franklin
Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999)
and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)          Vice President               Since 2000                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)           Vice President               Since 1988                      None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)      Treasurer and                Since 1995                      None        None
One Franklin Parkway,          Principal
San Mateo, CA 94403-1906       Accounting
                               Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)         Vice President               Since 2000                      None        None
One Franklin Parkway,          and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

  *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
 **Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
   E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

================================================================================
                           A N N U A L   R E P O R T
================================================================================

The Phoenix
    Edge
        SeriesFund
        December 31, 2001

[LOGO PHOENIX WEALTH MANAGEMENT]

                               Table of Contents
                                                                            Page
                                                                            ----
Phoenix-Goodwin Money Market Series ........................................  2
Notes to Financial Statements ..............................................  7








--------------------------------------------------------------------------------
         Not FDIC Insured      No Bank Guarantee          May Lose Value
--------------------------------------------------------------------------------

                      PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTOR PROFILE

     Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $10.00 or that the fund will realize a particular yield. In addition, not all U.S. government securities are backed by the full faith and credit of the United States. It is possible to lose money by investing in the fund.

INVESTMENT ADVISER'S REPORT

     Money Market Series earned 3.82% for the 12 months ended December 31, 2001. The Salomon Brothers 90-Day Treasury Bill Index2returned 4.15% for the same period. All performance figures assume reinvestment of distributions.

                                    [CHART]

Money Market Series1
IBC Report First Tier*

6.00%

4.00%

2.00%                                                      1.81%
                                                           1.54%
1/01     3/01     5/01     7/01     9/01     11/01
    2/01     4/01     6/01     8/01     10/01     12/01

1 The above graph covers the period from January 1, 2001 to December 31, 2001. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.
2 The Salmon Brothers 90-Day Treasury Bill Index is an unmanaged measure of money market total return performance. The index is not available for direct investment.
* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001

FACE
VALUE                                                                              INTEREST    MATURITY
(000)    DESCRIPTION                                                                 RATE         DATE         VALUE
-----    -----------                                                               --------    --------     ------------
FEDERAL AGENCY SECURITIES--13.5%
$2,500   Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.63%(c)    1/15/02     $  2,502,404
 3,500   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.35(c)     1/24/02(d)     3,500,000
 2,500   SLMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.65(c)     1/25/02(d)     2,500,000
 2,500   SLMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3.76(c)     1/25/02(d)     2,500,000
 3,500   Freddie Mac     . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.72        1/29/02        3,495,318
 5,000   FFCB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.63(c)      2/1/02        5,018,483
 2,500   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.57(c)      2/1/02(d)     2,500,000
 2,500   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.13(c)     2/26/02        2,505,388
 2,125   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3.70(c)     2/28/02        2,125,000
 2,500   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.50(c)      5/1/02(d)     2,500,000
 3,000   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.13(c)      5/3/02        2,999,212
   610   Fannie Mae      . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.78(c)     5/30/02          618,318
 2,500   FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.88(c)     7/18/02        2,542,902
                                                                                                            ------------
TOTAL FEDERAL AGENCY SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        35,307,025
                                                                                                            ------------

                                                                                                 RESET
                                                                                                  DATE
                                                                                                 ------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--4.9%
 4,000   Fannie Mae (Final Maturity 5/13/02) . . . . . . . . . . . . . . . . .      1.54         1/1/02        3,999,326
   121   SBA (Final Maturity 1/25/21). . . . . . . . . . . . . . . . . . . . .      2.50         1/1/02          121,297
   823   SBA (Final Maturity 10/25/22) . . . . . . . . . . . . . . . . . . . .      3.50         1/1/02          822,930
 2,261   SBA (Final Maturity 11/25/21) . . . . . . . . . . . . . . . . . . . .      3.63         1/1/02        2,259,435
 1,859   SBA (Final Maturity 2/25/23). . . . . . . . . . . . . . . . . . . . .      3.50         1/1/02        1,858,799
   637   SBA (Final Maturity 2/25/23). . . . . . . . . . . . . . . . . . . . .      3.50         1/1/02          637,134
 1,286   SBA (Final Maturity 3/25/24). . . . . . . . . . . . . . . . . . . . .      2.38         1/1/02        1,286,326
   171   SBA (Final Maturity 5/25/21). . . . . . . . . . . . . . . . . . . . .      3.50         1/1/02          171,351
 1,538   SBA (Final Maturity 9/25/23). . . . . . . . . . . . . . . . . . . . .      3.38         1/1/02        1,538,351
                                                                                                            ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,694,949
                                                                                                            ------------
                                                                   STANDARD
                                                                   & POOR'S
                                                                    RATING                     MATURITY
                                                                  (Unaudited)                    DATE
                                                                  -----------                  --------
VARIABLE MONEY MARKET CERTIFICATES(b)--3.8%
 2,500   Bank of America Corp. . . . . . . . . . . . . . . . . .       A+           2.00        3/19/02        2,499,349
 5,000   Canadian Imperial Bank of Commerce (e). . . . . . . . .       AA-          1.79        5/20/02        4,999,811
 2,500   Citicorp. . . . . . . . . . . . . . . . . . . . . . . .       AA-          2.11        8/13/02        2,499,889

TOTAL VARIABLE MONEY MARKET CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,999,049
COMMERCIAL PAPER--60.3%
 2,010   Asset Securitization Corp.  . . . . . . . . . . . . . .       A-1+         1.75         1/2/02        2,009,902
 2,500   Bavaria Universal Funding Corp. . . . . . . . . . . . .       A-1          1.93         1/2/02        2,499,866
 5,000   Goldman Sachs Group L.P.  . . . . . . . . . . . . . . .       A-1+         1.75         1/2/02        4,999,757
 5,000   Govco, Inc. . . . . . . . . . . . . . . . . . . . . . .       A-1+         1.75         1/2/02        4,999,757
 1,501   Receivables Capital Corp. . . . . . . . . . . . . . . .       A-1+         1.98         1/2/02        1,500,917
 1,585   Verizon Network Funding Corp. . . . . . . . . . . . . .       A-1+         2.00         1/2/02        1,584,912
 2,500   Enterprise Funding. . . . . . . . . . . . . . . . . . .       A-1+         1.85         1/3/02        2,499,743
 5,000   Goldman Sachs Group L.P.  . . . . . . . . . . . . . . .       A-1+         2.05         1/4/02        4,999,146
 2,500   Govco, Inc. . . . . . . . . . . . . . . . . . . . . . .       A-1+         2.35         1/7/02        2,499,021
 5,000   Lexington Parker Capital Co. LLC. . . . . . . . . . . .       A-1          2.00         1/7/02        4,998,333
 6,415   Special Purpose Accounts Receivables. . . . . . . . . .       A-1          1.77         1/7/02        6,413,108
 3,000   Household Finance Corp. . . . . . . . . . . . . . . . .       A-1          2.20         1/8/02        2,998,717
10,000   Pitney Bowes Credit Corp. . . . . . . . . . . . . . . .       A-1+         2.00         1/8/02        9,996,111
   500   Asset Securitization Corp.  . . . . . . . . . . . . . . .     A-1+         1.95         1/9/02          499,783
 2,500   Marsh & McLennan Co., Inc.  . . . . . . . . . . . . . .       A-1+         2.13         1/9/02        2,498,817
 3,500   Marsh & McLennan Co., Inc.  . . . . . . . . . . . . . .       A-1+         2.15         1/9/02        3,498,328
 2,540   Preferred Receivables Funding Corp. . . . . . . . . . .       A-1          1.81         1/9/02        2,538,978
 3,000   Preferred Receivables Funding Corp. . . . . . . . . . .       A-1          2.03         1/9/02        2,998,647
 2,500   Govco, Inc. . . . . . . . . . . . . . . . . . . . . . .       A-1+         2.00        1/10/02        2,498,750
   970   Household Finance Corp. . . . . . . . . . . . . . . . .       A-1          1.90        1/10/02          969,539
 1,040   Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . .       A-1          2.24        1/11/02        1,039,353
 5,000   Asset Securitization Corp.  . . . . . . . . . . . . . .       A-1+         1.90        1/14/02        4,996,569
 2,500   Receivables Capital Corp. . . . . . . . . . . . . . . .       A-1+         1.90        1/14/02        2,498,285
 2,820   Park Avenue Receivables . . . . . . . . . . . . . . . .       A-1          2.05        1/15/02        2,817,752
 3,000   Receivables Capital Corp. . . . . . . . . . . . . . . .       A-1+         2.35        1/15/02        2,997,258

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                                                                    STANDARD
FACE                                                                & POOR'S
VALUE                                                                RATING       INTEREST    MATURITY
(000)    DESCRIPTION                                               (Unaudited)      RATE        DATE           VALUE
-----    -----------                                               -----------    --------    --------      ------------
COMMERCIAL PAPER--CONTINUED
$3,500   Verizon Network Funding Corp. . . . . . . . . . . . . .       A-1+         1.77%       1/16/02     $  3,497,419
 1,098   Receivables Capital Corp. . . . . . . . . . . . . . . .       A-1+         2.00        1/17/02        1,097,024
 2,500   Special Purpose Accounts Receivables. . . . . . . . . .       A-1          1.95        1/17/02        2,497,833
 2,500   Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . .       A-1          2.15        1/18/02        2,497,462
 2,500   Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . .       A-1          2.02        1/22/02        2,497,054
 2,500   Lexington Parker Capital Co. LLC. . . . . . . . . . . .       A-1          2.35        1/22/02        2,496,573
 1,630   Lexington Parker Capital Co. LLC. . . . . . . . . . . .       A-1          2.37        1/22/02        1,627,747
 3,855   Gannett Co. . . . . . . . . . . . . . . . . . . . . . .       A-1          1.84        1/23/02        3,850,665
   650   Lexington Parker Capital Co. LLC. . . . . . . . . . . .       A-1          1.95        1/23/02          649,225
 2,259   Park Avenue Receivables . . . . . . . . . . . . . . . .       A-1          1.97        1/23/02        2,256,280
 3,500   Receivables Capital Corp.       . . . . . . . . . . . .       A-1+         1.95        1/24/02        3,495,640
 2,500   Gannett Co. . . . . . . . . . . . . . . . . . . . . . .       A-1          1.75        1/25/02        2,497,083
 2,500   Park Avenue Receivables . . . . . . . . . . . . . . . .       A-1          1.97        1/25/02        2,496,717
   960   Receivables Capital Corp.       . . . . . . . . . . . .       A-1+         2.05        1/25/02          958,688
 3,695   Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . .       A-1          2.00        1/28/02        3,689,457
 3,115   Heinz (H.J.) Co.  . . . . . . . . . . . . . . . . . . .       A-1          2.15        1/28/02        3,109,977
 3,400   Kimberly-Clark Corp.  . . . . . . . . . . . . . . . . .       A-1+         1.85        1/28/02        3,395,283
   770   Wisconsin Electric Power Co.    . . . . . . . . . . . .       A-1          1.85        1/28/02          768,932
 2,470   Procter & Gamble Co.  . . . . . . . . . . . . . . . . .       A-1+         1.88        1/30/02        2,466,259
 1,459   Enterprise Funding. . . . . . . . . . . . . . . . . . .       A-1+         1.85         2/5/02        1,456,376
 2,500   Govco, Inc. . . . . . . . . . . . . . . . . . . . . . .       A-1+         1.92         2/5/02        2,495,333
 2,750   Private Export Funding Corp.  . . . . . . . . . . . . .       A-1+         2.77         2/6/02        2,742,383
 2,500   Marsh USA, Inc. . . . . . . . . . . . . . . . . . . . .       A-1+         1.90         2/8/02        2,494,986
 3,500   Household Finance Corp. . . . . . . . . . . . . . . . .       A-1          1.83        2/13/02        3,492,350
 2,500   Lexington Parker Capital Co. LLC. . . . . . . . . . . .       A-1          2.02        2/13/02        2,493,968
 3,500   Schering Corp.  . . . . . . . . . . . . . . . . . . . .       A-1+         2.02        2/14/02        3,491,359
 1,180   Verizon Network Funding Corp.   . . . . . . . . . . . .       A-1+         1.83        2/26/02        1,176,641
 2,500   Bavaria Universal Funding Corp. . . . . . . . . . . . .       A-1          1.93         3/4/02        2,491,690
 2,500   Private Export Fund Corp. . . . . . . . . . . . . . . .       A-1+         1.87         3/7/02        2,491,559
 1,512   Bavaria Universal Funding Corp.   . . . . . . . . . . .       A-1          1.85        3/18/02        1,506,095
 3,095   Verizon Network Funding Corp. . . . . . . . . . . . . .       A-1+         1.89        6/18/02        3,067,702
                                                                                                            ------------
TOTAL COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      157,097,109
                                                                                                            ------------
MEDIUM TERM NOTES--14.0%
   835   Merrill Lynch & Co., Inc. . . . . . . . . . . . . . . .       AA-          8.00         2/1/02          838,646
 2,500   Beta Finance, Inc.  . . . . . . . . . . . . . . . . . .       AAA          5.26        2/25/02        2,500,000
 1,000   Wal-Mart Stores, Inc. . . . . . . . . . . . . . . . . .       AA           5.45(b)      6/1/02(d)     1,012,627
 3,500   SBC Communications, Inc. (f). . . . . . . . . . . . . .       AA-          4.25         6/5/02(d)     3,527,321
   500   Bank of America Corp. . . . . . . . . . . . . . . . . .       A            8.13        6/15/02          512,477
 4,250   BellSouth Telecommunications Corp.  . . . . . . . . . .       A+           6.00(b)     6/15/02        4,321,688
 8,675   McDonald's Corp.  . . . . . . . . . . . . . . . . . . .       A+           6.00        6/23/02        8,788,174
 1,500   Associates Corp. NA . . . . . . . . . . . . . . . . . .       AA-          6.50        7/15/02        1,519,523
   650   Du Pont (E.I.) de Nemours & Co. . . . . . . . . . . . .       AA-          6.50         9/1/02          666,138
 1,116   Associates Corp. NA . . . . . . . . . . . . . . . . . .       AA-          6.50       10/15/02        1,148,447
 3,875   Bank of America Corp. . . . . . . . . . . . . . . . . .       A            7.50       10/15/02        4,033,453
   375   Du Pont (E.I.) de Nemours & Co. . . . . . . . . . . . .       AA-          6.75       10/15/02          388,479
 2,500   General Electric Capital Corp.  . . . . . . . . . . . .       AAA          5.35       11/18/02        2,563,721
 2,500   Minnesota Minining & Manufacturing Co. (f). . . . . . .       AA           5.65(b)    12/12/02        2,574,860
 2,152   CitiFinancial . . . . . . . . . . . . . . . . . . . . .       AA-          5.88        1/15/03        2,226,570
                                                                                                            ------------
TOTAL MEDIUM TERM NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36,622,124
                                                                                                            ------------
CERTIFICATES OF DEPOSIT--1.0%
 2,500   Canadian Imperial Bank of Commerce (e)  . . . . . . . .       AA-          4.23(c)     5/22/02        2,499,903
                                                                                                            ------------
TOTAL CERTIFICATES OF DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,499,903
                                                                                                            ------------
TOTAL INVESTMENTS--97.5%
         (Identified cost $254,220,159) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      254,220,159(a)
         Other assets and liabilities, net--2.5%. . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,408,584
                                                                                                            ------------
NET ASSETS--100%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $260,628,743
                                                                                                            ============

(a) Federal Income Tax Information: At December 31, 2001, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)  The interest rate shown is the coupon rate.
(d)  Callable. The maturity date shown is the call date.
(e)  Yankee CD.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $6,102,181 or 2.3% of net assets.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

Assets
Investment securities at value (Identified cost $254,220,159). . . . . . . . . . . .       $254,220,159
Receivables
   Fund shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,511,903
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,139,539
   Investment securities sold. . . . . . . . . . . . . . . . . . . . . . . . . . . .            557,354
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,679
                                                                                           ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        261,430,634
                                                                                           ------------
Liabilities
Cash overdraft . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,523
Payables
   Fund shares repurchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            564,670
   Printing fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            121,974
   Investment advisory fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             60,504
   Financial agent fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             17,830
   Trustees' fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,262
Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             31,128
      Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            801,891
                                                                                           ------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $260,628,743
                                                                                           ============
Net Assets Consist of:
   Capital paid in on shares of beneficial interest. . . . . . . . . . . . . . . . .       $260,628,743

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $260,628,743
                                                                                           ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization . .         26,062,898
                                                                                           ============
Net asset value and offering price per share . . . . . . . . . . . . . . . . . . . .             $10.00
                                                                                                 ======

STATEMENT OF OPERATIONS
Year Ended December 31, 2001

Investment Income
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $8,713,765
                                                                                             ----------
      Total investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,713,765
                                                                                             ----------
Expenses
   Investment advisory fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            834,722
   Financial agent fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            203,492
   Printing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            126,255
   Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             42,971
   Professional. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             26,610
   Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,437
   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,519
                                                                                             ----------
      Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,254,006
      Less expense borne by investment adviser . . . . . . . . . . . . . . . . . . .            (99,118)
      Custodian fees paid indirectly . . . . . . . . . . . . . . . . . . . . . . . .             (7,095)
                                                                                             ----------
      Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,147,793
                                                                                             ----------
Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,565,972
                                                                                             ----------
Net Realized Gain on Investments
   Net realized gain on securities . . . . . . . . . . . . . . . . . . . . . . . . .                898
                                                                                             ----------
Net increase in net assets resulting from operations . . . . . . . . . . . . . . . .         $7,566,870
                                                                                             ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended        Year Ended
                                                                                            12/31/01         12/31/00
                                                                                         --------------    -------------
From Operations
   Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    7,565,972    $  10,023,970
   Net realized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              898               --
                                                                                         --------------    -------------
   Increase (decrease) in net assets resulting from operations . . . . . . . . . . . .        7,566,870       10,023,970
                                                                                         --------------    -------------
From Distributions to Shareholders
   Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (7,565,972)     (10,023,970)
   Net realized short-term gains . . . . . . . . . . . . . . . . . . . . . . . . . . .             (898)              --
                                                                                         --------------    -------------
   Decrease in net assets from distributions to shareholders . . . . . . . . . . . . .       (7,566,870)     (10,023,970)
                                                                                         --------------    -------------

From Share Transactions
   Proceeds from sales of shares (101,934,992 and 68,283,798 shares, respectively) . .    1,019,349,924      682,837,977
   Net asset value of shares issued from reinvestment of distributions
    (756,687 and 1,002,397 shares, respectively) . . . . . . . . . . . . . . . . . . .        7,566,870       10,023,970
   Cost of shares repurchased (94,625,616 and 74,847,784 shares, respectively) . . . .     (946,256,175)    (748,477,835)
                                                                                         --------------    -------------
   Increase (decrease) in net assets from share transactions . . . . . . . . . . . . .       80,660,619      (55,615,888)
                                                                                         --------------    -------------
   Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . .       80,660,619      (55,615,888)
Net Assets
   Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      179,968,124      235,584,012
                                                                                         --------------    -------------
   End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  260,628,743    $ 179,968,124
                                                                                         ==============    =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                   Year Ended December 31,
                                                                      --------------------------------------------------
                                                                        2001       2000      1999       1998      1997
                                                                      --------   --------   --------  --------  --------
Net asset value, beginning of period . . . . . . . . . . . . . . . . .$  10.00   $  10.00   $  10.00  $  10.00  $  10.00
Income from investment operations
   Net investment income (loss). . . . . . . . . . . . . . . . . . . .    0.38       0.59       0.47      0.50      0.50
   Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . .      --(3)      --         --        --        --
                                                                      --------   --------   --------  --------  --------
      Total from investment operations . . . . . . . . . . . . . . . .    0.38       0.59       0.47      0.50      0.50
                                                                      --------   --------   --------  --------  --------
Less distributions
   Dividends from net investment income. . . . . . . . . . . . . . . .   (0.38)     (0.59)     (0.47)    (0.50)    (0.50)
   Dividends from net realized gains . . . . . . . . . . . . . . . . .      --(3)      --         --        --        --
                                                                      --------   --------   --------  --------  --------
      Total distributions. . . . . . . . . . . . . . . . . . . . . . .   (0.38)     (0.59)     (0.47)    (0.50)    (0.50)
                                                                      --------   --------   --------  --------  --------
Net asset value, end of period . . . . . . . . . . . . . . . . . . . .$  10.00   $  10.00   $  10.00  $  10.00  $  10.00
                                                                      ========  =========   ========  ========  ========
Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3.82%      6.03%      4.82%     5.09%     4.99%

Ratios/supplemental data:
Net assets, end of period (thousands). . . . . . . . . . . . . . . . .$260,629   $179,968   $235,584  $196,811  $126,607
 Ratio to average net assets of:
   Operating expenses (1). . . . . . . . . . . . . . . . . . . . . . .    0.55%(2)   0.55%      0.55%     0.55%     0.55%
   Net investment income . . . . . . . . . . . . . . . . . . . . . . .    3.63%      5.83%      4.73%     4.99%     5.07%


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Amount is less than $0.01.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001

Note 1--Organization

The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment

Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

The Fund is comprised of 30 Series each having a distinct investment objective as outlined below:

-----------------------------------------------------------------------------------------------------------------------------------
Fund Name                                                         Investment Objective
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series ("Aberdeen International")  High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series ("Aberdeen New Asia")            Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series ("AIM Mid-Cap Equity")          Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                  Long-term capital growth.
("Alliance/Bernstein Growth + Value")
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series ("Deutsche Dow 30")                Track the total return of the Dow Jones Industrial Average(SM)
(formerly Phoenix-Bankers Trust Dow 30 Series)                    before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series ("Deutsche            Track the total return of the NASDAQ 100 Index(R) before
Nasdaq-100 Index(R)") (formerly Phoenix-Bankers Trust             fund expenses.
Nasdaq-100 Index(R) Series)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series               Capital appreciation and income with approximately equal
("Duff & Phelps Real Estate Securities")                          emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series ("Engemann                 Intermediate and long-term growth of capital, with income
Capital Growth")                                                  as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                               Long-term capital appreciation by investing in approximately
("Engemann Nifty Fifty")                                          50 different securities that offer the best potential for long-
                                                                  term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                    Long-term growth of capital by normally investing at least
("Engemann Small & Mid-Cap Growth")                               65% of assets in equities of "small-cap" and "mid-cap"
                                                                  companies with market capitalization under $2 billion.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                     Maximize total return by investing primarily in debt
("Federated U.S. Government Bond")                                obligations of the U.S. Government, its agencies and
                                                                  instrumentalities.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                               Provide maximum current income consistent with capital
("Goodwin Money Market") preservation                             and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                  Long-term total return.
("Goodwin Multi-Sector Fixed Income")
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                             Long-term capital appreciation and a secondary investment
("Hollister Value Equity")                                        objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                High total return by investing in a broadly diversified portfolio
("J.P. Morgan Research Enhanced Index")                           of equity securities of large and medium capitalization
                                                                  companies within market sectors reflected in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series ("Janus Core Equity")            Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income Series)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                              Maximum total return consistent with the preservation of
("Janus Flexible Income")                                         capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series ("Janus Growth")                      Long-term capital growth consistent with the preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                         Long-term growth of capital and future income rather than
("MFS Investors Growth Stock")                                    current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series ("MFS Investors Trust")        Long-term growth of capital and secondarily to provide reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series ("MFS Value")                            Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                        Capital appreciation by investing primarily in equity
("Morgan Stanley Focus Equity")                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series ("Oakhurst Balanced")            Reasonable income, long-term capital growth and
                                                                  conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                         Dividend growth, current income and capital appreciation
("Oakhurst Growth and Income")                                    by investing in common stocks.
-----------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
Fund Name                                                         Investment Objective
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                      Realize as high a level of total rate of return over an
("Oakhurst Strategic Allocation")                                 extended period of time as is considered consistent with
                                                                  prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                     Long-term capital appreciation through investing in foreign
("Sanford Bernstein Global Value")                                and domestic equity securities. Phoenix-Sanford Bernstein
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Series                                              Long-term capital appreciation with current income as the
("Sanford Bernstein Mid-Cap Value")                               secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                  Long-term capital appreciation by investing primarily in
("Sanford Bernstein Small-Cap Value")                             small-capitalization stocks the adviser believes are
                                                                  undervalued.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                              Capital appreciation primarily through investments in equity
("Seneca Mid-Cap Growth")                                         securities of companies that have the potential for above
                                                                  average market appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                             Long-term appreciation of capital by identifying securities
("Seneca Strategic Theme")                                        benefiting from long-term trends present in the United States and abroad.
-----------------------------------------------------------------------------------------------------------------------------------

Note 2--Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.   Security Valuation

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2001, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

        Series                                          Percentage of Net Assets
        ------                                          ------------------------
        Goodwin Multi-Sector Fixed Income . . . . . . . . . . . . 6%

     Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.   Security Transactions and Related Income

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis. Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Series on December 31, 2000 as detailed below:

                                                     Reduction in             Increase in Unrealized
     Series                                        Cost of Securities      Appreciation (Depreciation)
     ------                                        ------------------      ---------------------------
     Engemann Capital Growth. . . . . . . . . .         $   876                      $   876
     Federated U.S. Government Bond . . . . . .          30,566                       30,566
     Goodwin Multi-Sector Fixed Income. . . . .          63,340                       63,340
     Janus Core Equity. . . . . . . . . . . . .          14,163                       14,163
     Janus Flexible Income. . . . . . . . . . .           2,585                        2,585
     Oakhurst Balanced. . . . . . . . . . . . .          69,136                       69,136
     Oakhurst Strategic Allocation. . . . . . .          75,019                       75,019

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

     The effect of this change for the year ended December 31, 2001 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Series as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflected this change.

                                               Increase (Decrease) in   Net Unrealized   Net Realized
                                                   Net Investment        Appreciation      Gains
     Series                                             Income          (Depreciation)    (Losses)
     ------                                    -----------------------  --------------   ------------
     Engemann Capital Growth. . . . . . . . .         $ (30,601)            $ 26,722      $  3,879
     Federated U.S. Government Bond . . . . .           (38,093)              28,391         9,702
     Goodwin Multi-Sector Fixed Income. . . .            13,561               23,682       (37,243)
     J.P. Morgan Research Enhanced Index. . .            (3,041)                 832         2,209
     Janus Core Equity. . . . . . . . . . . .           (10,743)               8,496         2,247
     Janus Flexible Income. . . . . . . . . .           (20,066)               7,394        12,672
     Oakhurst Balanced. . . . . . . . . . . .           (71,220)              65,918         5,302
     Oakhurst Strategic Allocation. . . . . .          (141,191)             138,357         2,834

C.   Income Taxes

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non- deductible excise tax.

D.   Distributions to Shareholders

     Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contract, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E.   Foreign Currency Translation

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F.   Forward Currency Contracts

     Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.   Futures Contracts

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.   Options

     Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

     subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts. Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Fund had no options outstanding.

I.   Expenses

     Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.   When-Issued and Delayed Delivery Transactions

     Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.   Repurchase Agreements

     A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.   Swap Agreements

     Certain Series may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At December 31, 2001, the Fund had no swap agreements outstanding.

M.   Loan Agreements

     Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

Note 3--Investment Advisory Fees and Related Party Transactions

     The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisers, Inc. ("PVA"), Phoenix-Aberdeen International Advisers, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                                   Rate for first    Rate for next   Rate for over
     Series                                             Adviser     $250 million     $250 million    $500 million
     ------                                             -------    --------------    -------------   -------------
     Aberdeen International . . . . . . . . . . . . . .    PIC          0.75%             0.70%           0.65%
     Aberdeen New Asia. . . . . . . . . . . . . . . . .   PAIA          1.00              1.00            1.00
     AIM Mid-Cap Equity . . . . . . . . . . . . . . . .    PVA          0.85              0.85            0.85
     Alliance/Bernstein Growth + Value. . . . . . . . .    PVA          0.85              0.85            0.85
     Deutsche Dow 30. . . . . . . . . . . . . . . . . .    PVA          0.35              0.35            0.35
     Deutsche Nasdaq-100 Index(R) . . . . . . . . . . .    PVA          0.35              0.35            0.35
     Engemann Capital Growth. . . . . . . . . . . . . .    PIC          0.70              0.65            0.60
     Engemann Nifty Fifty . . . . . . . . . . . . . . .    PIC          0.90              0.80            0.70
     Engemann Small & Mid-Cap Growth. . . . . . . . . .    PIC          0.90              0.90            0.90
     Federated U.S. Government Bond . . . . . . . . . .    PVA          0.60              0.60            0.60
     Goodwin Money Market . . . . . . . . . . . . . . .    PIC          0.40              0.35            0.30
     Goodwin Multi-Sector Fixed Income. . . . . . . . .    PIC          0.50              0.45            0.40
     Hollister Value Equity . . . . . . . . . . . . . .    PIC          0.70              0.65            0.60

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

                                                                          Rate for first    Rate for next     Rate for over
     Series                                                  Adviser       $250 million     $250 million      $500 million
     ------                                                  -------      --------------    -------------     -------------
     J.P. Morgan Research Enhanced Index . . . . . . . . . .   PVA             0.45              0.45             0.45
     Janus Core Equity . . . . . . . . . . . . . . . . . . .   PVA             0.85              0.85             0.85
     Janus Flexible Income . . . . . . . . . . . . . . . . .   PVA             0.80              0.80             0.80
     Janus Growth. . . . . . . . . . . . . . . . . . . . . .   PVA             0.85              0.85             0.85
     MFS Investors Growth Stock. . . . . . . . . . . . . . .   PVA             0.75              0.75             0.75
     MFS Investors Trust . . . . . . . . . . . . . . . . . .   PVA             0.75              0.75             0.75
     MFS Value . . . . . . . . . . . . . . . . . . . . . . .   PVA             0.75              0.75             0.75
     Morgan Stanley Focus Equity . . . . . . . . . . . . . .   PVA             0.85              0.85             0.85
     Oakhurst Balanced . . . . . . . . . . . . . . . . . . .   PIC             0.55              0.50             0.45
     Oakhurst Growth and Income. . . . . . . . . . . . . . .   PIC             0.70              0.65             0.60
     Oakhurst Strategic Allocation . . . . . . . . . . . . .   PIC             0.60              0.55             0.50
     Sanford Bernstein Global Value. . . . . . . . . . . . .   PVA             0.90              0.90             0.90
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . .   PVA             1.05              1.05             1.05
     Sanford Bernstein Small Cap Value . . . . . . . . . . .   PVA             1.05              1.05             1.05
     Seneca Mid-Cap Growth . . . . . . . . . . . . . . . . .   PIC             0.80              0.80             0.80
     Seneca Strategic Theme. . . . . . . . . . . . . . . . .   PIC             0.75              0.70             0.65

                                                                           Rate for first   Rate for next     Rate for over
                                                                             $1 Billion      $1 Billion         $2 Billion
                                                                           --------------   -------------     -------------
     Duff & Phelps Real Estate Securities. . . . . . . . . .  DPIM             0.75              0.70             0.65

     Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.

     Series                                        Subadviser
     ------                                        ----------
     Aberdeen International                        Aberdeen Fund Managers, Inc. ("Aberdeen")
     Aberdeen New Asia                             Aberdeen Fund Managers, Inc. ("Aberdeen") and Phoenix Investment Council ("PIC")
     AIM Mid-Cap Equity                            A I M Capital Management ("AIM")
     Alliance/Bernstein Growth + Value             Alliance Capital Management ("Alliance")
     Deutsche Dow 30                               Deutsche Asset-Management ("DAMI")
     Deutsche Nasdaq-100 Index(R)                  Deutsche Asset-Management ("DAMI")
     Engemann Capital Growth                       Roger Engemann & Associates ("Engemann")
     Engemann Nifty Fifty                          Roger Engemann & Associates ("Engemann")
     Engemann Small & Mid-Cap Growth               Roger Engemann & Associates ("Engemann")
     Federated U.S. Government Bond                Federated Investment Management Company ("Federated")
     J.P. Morgan Research Enhanced Index           J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
     Janus Core Equity                             Janus Capital Corporation ("Janus")
     Janus Flexible Income                         Janus Capital Corporation ("Janus")
     Janus Growth                                  Janus Capital Corporation ("Janus")
     MFS Investors Growth Stock                    MFS Investment Management ("MFS")
     MFS Investors Trust                           MFS Investment Management ("MFS")
     MFS Value                                     MFS Investment Management ("MFS")
     Morgan Stanley Focus Equity                   Morgan Stanley Asset Management ("MSAM")
     Sanford Bernstein Global Value                Alliance Capital Management L.P. ("Alliance")
     Sanford Bernstein Mid-Cap Value               Alliance Capital Management L.P. ("Alliance")
     Sanford Bernstein Small Cap Value             Alliance Capital Management L.P. ("Alliance")
     Seneca Mid-Cap Growth                         Seneca Capital Management, LLC ("Seneca")
     Seneca Strategic Theme                        Seneca Capital Management, LLC ("Seneca")

     PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

     PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly- owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Invesment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

     PIC has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $ 500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company ("Phoenix") owns approximately 20%.

     PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

     Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

     Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.


     Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                             Rate For First    Rate For Next    Rate For Next     Rate for Next     Rate for over
     Series(1)                                $25 Million       $25 Million      $25 Million      $100 Million      $175 Million
     ---------                               --------------    -------------    -------------     -------------     -------------
     Sanford Bernstein Global Value . . . . .     0.65%            0.50%            0.45%             0.40%              0.30%
     Sanford Bernstein Mid-Cap Value. . . . .     0.80             0.60             0.60              0.60               0.60

                                              Rate For First   Rate For Next    Rate For over
                                              $10 Million       $10 Million      $20 Million
                                              --------------   -------------    -------------
     Sanford Bernstein Small-Cap Value. . . .     1.00            0.875             0.75

(1) The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.82% of average daily net assets.

     Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index (R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

     Pursuant to a subadvisory agreement between the Fund, PIC and Roger Engemann & Associates ("Engemann") with respect to the Engemann Nifty Fifty, and pursuant to subadvisory agreements between PIC and Engemann with respect to the Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for the Engemann Nifty Fifty based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.35% of such value in excess of $500 million; for the Phoenix-Engemann Capital Growth Series based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

     Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Federated U.S. Government Bond. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of this Series of 0.30% up to $25 million, 0.25% of such value between $25 million and $50 million, 0.20% of such value between $50 million and $100 million and a negotiable fee on such value in excess of $100 million.

     Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

     Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Core Equity, Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million. Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

     Pursuant to a subadvisory agreement between PVA and Morgan Stanley Asset Management ("MSAM"), MSAM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Morgan Stanley Focus Equity. For the services provided, PVA pays a monthly fee to MSAM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $ 150 million and $300 million and 0.40% on such value in excess of $300 million.

     PAIA has engaged PIC as a subadvisor to the Aberdeen New Asia to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for this Series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

     Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $ 2 billion and 0.325% on such value in excess of $2 billion.

     The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the year ended December 31, 2001, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                                     Maximum Operating       Maximum Operating
                                                                      Expense through        Expense effective
     Series                                                              12/31/01                 1/1/02
     ------                                                          ------------------      ------------------
     Aberdeen International. . . . . . . . . . . . . . . . . . . .         0.40%                   0.40%
     Aberdeen New Asia . . . . . . . . . . . . . . . . . . . . . .         0.25                    0.30
     AIM Mid-Cap Equity. . . . . . . . . . . . . . . . . . . . . .         0.20                    0.20
     Alliance/Bernstein Growth + Value . . . . . . . . . . . . . .         0.20                    0.20
     Deutsche Dow 30 . . . . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Deutsche Nasdaq-100 Index (R) . . . . . . . . . . . . . . . .         0.15                    0.20
     Duff & Phelps Real Estate Securities. . . . . . . . . . . . .         0.25                    0.30
     Engemann Capital Growth . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Engemann Nifty Fifty. . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Engemann Small & Mid-Cap Growth . . . . . . . . . . . . . . .         0.25                    0.30
     Federated U.S Government Bond . . . . . . . . . . . . . . . .         0.25*                   0.25
     Goodwin Money Market. . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Goodwin Multi-Sector Fixed Income . . . . . . . . . . . . . .         0.15                    0.20
     Hollister Value Equity. . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     J.P. Morgan Research Enhanced Index . . . . . . . . . . . . .         0.10                    0.15
     Janus Core Equity . . . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Janus Flexible Income . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Janus Growth. . . . . . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     MFS Investors Growth Stock. . . . . . . . . . . . . . . . . .         0.20                    0.20
     MFS Investors Trust . . . . . . . . . . . . . . . . . . . . .         0.20                    0.20
     MFS Value . . . . . . . . . . . . . . . . . . . . . . . . . .         0.20                    0.20
     Morgan Stanley Focus Equity . . . . . . . . . . . . . . . . .         0.15                    0.20
     Oakhurst Balanced . . . . . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Oakhurst Growth & Income. . . . . . . . . . . . . . . . . . .         0.15                    0.20
     Oakhurst Strategic Allocation . . . . . . . . . . . . . . . .         0.15                    0.20
     Sanford Bernstein Global Value. . . . . . . . . . . . . . . .         0.15                    0.20
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . . . . .         0.15                    0.20
     Sanford Bernstein Small-Cap Value . . . . . . . . . . . . . .         0.15                    0.20
     Seneca Mid-Cap Growth . . . . . . . . . . . . . . . . . . . .         0.25                    0.30
     Seneca Strategic Theme. . . . . . . . . . . . . . . . . . . .         0.25                    0.30

     *Prior to May 1, 2001, this rate was 0.15%.

     As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2001, financial agent fees were $2,819,775 of which PEPCO received $930,968. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

     For the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions of $167,394 in connection with portfolio transactions effected by it.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

     At December 31, 2001, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

     AIM Mid-Cap Equity. . . . . . . . . . . . . . . . . . . . . . $ 3,189,675
     Alliance/Bernstein Growth + Value . . . . . . . . . . . . . .   2,669,973
     Deutsche Dow 30 . . . . . . . . . . . . . . . . . . . . . . .   4,436,095
     Deutsche Nasdaq-100 Index(R). . . . . . . . . . . . . . . . .   2,078,790
     Engemann Small & Mid-Cap Growth . . . . . . . . . . . . . . .   2,442,856
     Federated U.S. Government Bond. . . . . . . . . . . . . . . .   5,988,880
     Janus Core Equity . . . . . . . . . . . . . . . . . . . . . .     701,225
     Janus Flexible Income . . . . . . . . . . . . . . . . . . . .   5,563,875
     MFS Investors Growth Stock. . . . . . . . . . . . . . . . . .   3,199,854
     MFS Investors Trust . . . . . . . . . . . . . . . . . . . . .   3,120,675
     MFS Value . . . . . . . . . . . . . . . . . . . . . . . . . .   3,164,970
     Morgan Stanley Focus Equity . . . . . . . . . . . . . . . . .   3,820,385
     Sanford Bernstein Global Value. . . . . . . . . . . . . . . .   6,710,935
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . . . . .   2,179,092
     Sanford Bernstein Small-Cap Value . . . . . . . . . . . . . .   2,430,278

     Note 4--Purchases and Sales of Securities

     Purchases and sales of securities during the year ended December 31, 2001, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                   Purchases         Sales
                                                  ------------    ------------
     Aberdeen International . . . . . . . . . .   $137,128,949    $147,161,220
     Aberdeen New Asia. . . . . . . . . . . . .      5,677,280       5,926,749
     AIM Mid-Cap Equity . . . . . . . . . . . .      3,169,676         327,409
     Alliance/Bernstein Growth + Value. . . . .      3,415,313          25,256
     Deutsche Dow 30. . . . . . . . . . . . . .     15,670,478       7,030,146
     Deutsche Nasdaq-100 Index(R) . . . . . . .     12,625,659       6,150,605
     Duff & Phelps Real Estate Securities . . .     20,056,502      12,870,145
     Engemann Capital Growth. . . . . . . . . .    647,382,008     749,765,286
     Engemann Nifty Fifty . . . . . . . . . . .     29,267,240      31,015,804
     Engemann Small & Mid-Cap Growth. . . . . .     12,362,629       2,934,641
     Goodwin Multi-Sector Fixed Income. . . . .    203,352,129     191,362,512
     Hollister Value Equity . . . . . . . . . .    208,306,680     155,449,593
     J.P. Morgan Research Enhanced Index. . . .     47,756,939      42,536,573
     Janus Core Equity. . . . . . . . . . . . .     25,070,816      15,765,790
     Janus Flexible Income. . . . . . . . . . .     33,739,629      26,682,053
     Janus Growth . . . . . . . . . . . . . . .     43,112,997      22,771,409
     MFS Investors Growth Stock . . . . . . . .      4,666,309       1,121,222
     MFS Investors Trust. . . . . . . . . . . .      3,259,886         128,012
     MFS Value. . . . . . . . . . . . . . . . .      4,686,763         314,823
     Morgan Stanley Focus Equity. . . . . . . .     11,359,900       8,686,727
     Oakhurst Balanced. . . . . . . . . . . . .     81,658,543      94,884,487
     Oakhurst Growth and Income . . . . . . . .     45,660,578      32,170,911
     Oakhurst Strategic Allocation. . . . . . .    117,739,505     133,952,649
     Sanford Bernstein Global Value . . . . . .      4,000,580       1,856,072
     Sanford Bernstein Mid-Cap Value. . . . . .     34,611,438       7,897,377
     Sanford Bernstein Small Cap Value. . . . .     14,133,393       1,539,000
     Seneca Mid-Cap Growth. . . . . . . . . . .    109,735,782      89,545,892
     Seneca Strategic Theme . . . . . . . . . .    257,921,225     249,614,461

     There were no purchases or sales of such securities in the Phoenix-Federated U.S. Government Bond Series or the Phoenix- Goodwin Money Market Series.

     Purchases and sales of long-term U.S. Government securities during the year ended December 31, 2001, aggregated the following:

                                                   Purchases         Sales
                                                  ------------    ------------
     Engemann Capital Growth. . . . . . . . . .   $  7,595,721    $  5,000,000
     Federated U.S. Government Bond . . . . . .     11,542,481       7,643,352
     Goodwin Multi-Sector Fixed Income. . . . .    108,583,592     111,423,358
     J.P. Morgan Research Enhanced Index. . . .        180,053              --
     Janus Core Equity. . . . . . . . . . . . .        646,294         412,680
     Janus Flexible Income. . . . . . . . . . .     36,587,798      29,746,419
     Oakhurst Balanced. . . . . . . . . . . . .     28,189,911      27,092,819
     Oakhurst Strategic Allocation. . . . . . .     47,017,178      51,523,588

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

Note 5--Futures Contracts

     At December 31, 2001, the following Series had entered into futures contracts as follows:

                                                                              Value of                      Net
                                                                    Number    Contracts     Market        Unrealized
                                                  Expiration          of        when       Value of      Appreciation
                                                     Date          Contracts   Opened      Contracts    (Depreciation)
                                                  ----------       ---------  ---------   ----------    --------------
     Deutsche Dow 30
       Dow Jones Industrial Average Index . . .   March '02            9      $ 897,020   $  897,120        $   100
     Deutsche Nasdaq-100 Index(R)
       Nasdaq-100 Index . . . . . . . . . . . .   March '02            7        224,890      221,690         (3,200)
     J.P. Morgan Research Enhanced Index
       Standard and Poor's 500 Index. . . . . .   March '02            5      1,433,700    1,436,500          2,800

Note 6--Forward Currency Contracts

     As of December 31, 2001, Phoenix-Sanford Bernstein Global Value Series had entered into the following forward currency contract which contractually obligate the Series to deliver currencies at specified dates:

                                                                                                 Net
                                                                                              Unrealized
                                                                     Settlement              Appreciation
     Contracts to Deliver                        In Exchange For        Date       Value    (Depreciation)
     --------------------                        ---------------     ----------  ---------  --------------
     Sanford Bernstein Global Value
     JPY (12,000,000) . . . . . . . . . . . . .    US$ (98,385)       3/20/02    $(92,065)     $ 6,320
     HKD (100,000). . . . . . . . . . . . . . .    US$ (12,821)       3/20/02     (12,819)           2
                                                                                               -------
                                                                                               $ 6,322
                                                                                               -------

     JPY = Japanese Yen HKD = Hong Kong Dollar
     US $ = U.S. Dollar

Note 7--Credit Risk and Concentrations

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

     Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

Note 8--Federal Income Tax Information

     The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                       Expiration Year
                                                 ---------------------------------------------------------------
                                                    2006        2007         2008         2009         Total
                                                 ----------  -----------  ----------  ------------  ------------
     Aberdeen International. . . . . . . . . . . $       --  $        --  $       --  $ 25,954,026  $ 25,954,026
     Aberdeen New Asia . . . . . . . . . . . . .  1,280,431           --          --       295,786     1,576,217
     Deutsche Nasdaq-100 Index(R). . . . . . . .         --           --      35,822     1,090,517     1,126,339
     Engemann Capital Growth . . . . . . . . . .         --           --          --   281,539,240   281,539,240
     Engemann Nifty Fifty. . . . . . . . . . . .     30,157      590,466   5,141,805    11,718,126    17,480,554
     Engemann Small & Mid-Cap Growth . . . . . .         --           --     302,334     1,838,456     2,140,790
     Duff & Phelps Real Estate Securities. . . .         --       20,308     815,184            --       835,492
     Goodwin Multi-Sector Fixed Income . . . . .    566,989   15,256,521   6,659,630     4,980,791    27,463,931
     Hollister Value Equity. . . . . . . . . . .         --           --          --     5,410,594     5,410,594
     J.P. Morgan Research Enhanced Index . . . .         --           --          --     5,915,199     5,915,199
     Janus Core Equity . . . . . . . . . . . . .         --           --     394,837     3,269,308     3,664,145
     Janus Growth. . . . . . . . . . . . . . . .         --           --   1,736,897    15,462,439    17,199,336
     Morgan Stanley Focus Equity . . . . . . . .         --           --     179,842     1,190,743     1,370,585
     Oakhurst Balanced . . . . . . . . . . . . .         --           --          --     3,945,882     3,945,882
     Oakhurst Growth and Income. . . . . . . . .         --           --          --     3,195,522     3,195,522
     Oakhurst Strategic Allocation . . . . . . .         --           --          --     6,255,397     6,255,397
     Seneca Mid Growth . . . . . . . . . . . . .         --           --          --    21,438,903    21,438,903
     Seneca Strategic Theme. . . . . . . . . . .         --           --          --    74,025,180    74,025,180

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2001

     The following Series utilized losses deferred in prior years against 2001 capital gains as follows:

     Duff & Phelps Real Estate Securities    . . . . . . . . . . .  $2,031,163
     Goodwin Money Market    . . . . . . . . . . . . . . . . . . .       2,831
     Janus Flexible Income   . . . . . . . . . . . . . . . . . . .      73,339
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . . . . .   1,105,896

     Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2001, the following Series deferred post-October losses as follows:

     Aberdeen International. . . . . . . . . . . . . . . . . . . . $ 5,911,700
     Aberdeen New Asia . . . . . . . . . . . . . . . . . . . . . .     648,989
     Alliance/Bernstein Growth + Value . . . . . . . . . . . . . .         943
     Deutsche Nasdaq-100 Index(R). . . . . . . . . . . . . . . . .     337,458
     Engemann Nifty Fifty. . . . . . . . . . . . . . . . . . . . .   2,087,981
     Engemann Small & Mid-Cap Growth . . . . . . . . . . . . . . .     323,132
     Federated U.S. Government Bond. . . . . . . . . . . . . . . .       4,038
     Goodwin Multi-Sector Fixed Income . . . . . . . . . . . . . .   1,180,328
     Hollister Value Equity. . . . . . . . . . . . . . . . . . . .     825,372
     J.P. Morgan Research Enhanced Index . . . . . . . . . . . . .   1,074,127
     Janus Core Equity . . . . . . . . . . . . . . . . . . . . . .     125,426
     Janus Flexible Income . . . . . . . . . . . . . . . . . . . .      34,358
     Janus Growth. . . . . . . . . . . . . . . . . . . . . . . . .   4,246,969
     Morgan Stanley Focus Equity . . . . . . . . . . . . . . . . .      99,469
     Oakhurst Growth and Income. . . . . . . . . . . . . . . . . .     372,766
     Sanford Bernstein Global Value. . . . . . . . . . . . . . . .       5,605
     Seneca Mid-Cap Growth . . . . . . . . . . . . . . . . . . . .     758,208
     Seneca Strategic Theme. . . . . . . . . . . . . . . . . . . .   2,450,131

     For the year ended December 31, 2001, prior year post-October capital and currency losses deferred were utilized as follows:

     Aberdeen International. . . . . . . . . . . . . . . . . . . . $   105,644
     Aberdeen New Asia . . . . . . . . . . . . . . . . . . . . . .       3,375
     Deutsche Nasdaq-100 Index(R). . . . . . . . . . . . . . . . .     111,861
     Engemann Capital Growth . . . . . . . . . . . . . . . . . . .  47,570,113
     Engemann Nifty Fifty. . . . . . . . . . . . . . . . . . . . .     222,891
     Engemann Small & Mid-Cap Growth . . . . . . . . . . . . . . .     156,457
     Goodwin Multi-Sector Fixed Income . . . . . . . . . . . . . .       9,649
     Hollister Value Equity. . . . . . . . . . . . . . . . . . . .      16,146
     J.P. Morgan Research Enhanced Index . . . . . . . . . . . . .     139,552
     Janus Core Equity . . . . . . . . . . . . . . . . . . . . . .     331,764
     Janus Flexible Income . . . . . . . . . . . . . . . . . . . .     113,944
     Morgan Stanley Focus Equity . . . . . . . . . . . . . . . . .      79,248
     Oakhurst Balanced . . . . . . . . . . . . . . . . . . . . . .   2,362,503
     Oakhurst Growth and Income. . . . . . . . . . . . . . . . . .     242,627
     Oakhurst Strategic Allocation . . . . . . . . . . . . . . . .   3,779,822
     Sanford Bernstein Global Value. . . . . . . . . . . . . . . .      10,069
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . . . . .       7,332
     Sanford Bernstein Small-Cap Value . . . . . . . . . . . . . .       2,290
     Seneca Mid-Cap Growth . . . . . . . . . . . . . . . . . . . .   2,603,886
     Seneca Strategic Theme. . . . . . . . . . . . . . . . . . . .   5,537,472

     As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments) were as follows:

                                                                  Undistributed    Undistributed
                                                                    Ordinary         Long-Term
                                                                     Income        Capital Gains
                                                                  -------------    -------------
     Aberdeen International. . . . . . . . . . . . . . . . . . . .  $  458,964        $     --
     Aberdeen New Asia . . . . . . . . . . . . . . . . . . . . . .     124,014              --
     AIM Mid-Cap Equity. . . . . . . . . . . . . . . . . . . . . .       6,409              --
     Alliance/Bernstein Growth + Value . . . . . . . . . . . . . .          --              --
     Deutsche Dow 30 . . . . . . . . . . . . . . . . . . . . . . .      28,104          21,851
     Deutsche Nasdaq-100 Index(R). . . . . . . . . . . . . . . . .          --              --
     Duff & Phelps Real Estate Securities. . . . . . . . . . . . .     181,071              --
     Engemann Capital Growth . . . . . . . . . . . . . . . . . . .          --              --
     Engemann Nifty Fifty. . . . . . . . . . . . . . . . . . . . .          --              --
     Engemann Small & Mid-Cap Growth . . . . . . . . . . . . . . .          --              --
     Federated U.S. Government Bond. . . . . . . . . . . . . . . .      23,754              --
     Goodwin Money Market. . . . . . . . . . . . . . . . . . . . .          --              --
     Goodwin Multi-Sector Fixed Income . . . . . . . . . . . . . .   1,325,991              --
     Hollister Value Equity. . . . . . . . . . . . . . . . . . . .     136,855              --
     J.P. Morgan Research Enhanced Index . . . . . . . . . . . . .     103,661              --
     Janus Core Equity . . . . . . . . . . . . . . . . . . . . . .          --              --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2001

                                                                  Undistributed     Undistributed
                                                                    Ordinary         Long-Term
                                                                     Income         Capital Gains
                                                                  -------------     -------------
     Janus Flexible Income . . . . . . . . . . . . . . . . . . . .    $ 16,381         $     --
     Janus Growth. . . . . . . . . . . . . . . . . . . . . . . . .          --               --
     MFS Investors Growth Stock. . . . . . . . . . . . . . . . . .         610               --
     MFS Investors Trust . . . . . . . . . . . . . . . . . . . . .       9,331               --
     MFS Value . . . . . . . . . . . . . . . . . . . . . . . . . .      10,444              144
     Morgan Stanley Focus Equity . . . . . . . . . . . . . . . . .          --               --
     Oakhurst Balanced . . . . . . . . . . . . . . . . . . . . . .     535,974               --
     Oakhurst Growth and Income. . . . . . . . . . . . . . . . . .     172,435               --
     Oakhurst Strategic Allocation . . . . . . . . . . . . . . . .     806,279               --
     Sanford Bernstein Global Value. . . . . . . . . . . . . . . .       2,049               --
     Sanford Bernstein Mid-Cap Value . . . . . . . . . . . . . . .     179,739          192,665
     Sanford Bernstein Small-Cap Value . . . . . . . . . . . . . .      19,236            6,036
     Seneca Mid-Cap Growth . . . . . . . . . . . . . . . . . . . .          --               --
     Seneca Strategic Theme. . . . . . . . . . . . . . . . . . . .          --               --

     The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

Note 9--Reclassification of Capital Accounts

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Series recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, treatment of foreign currency transactions, non-taxable dividends, premium amortization and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. The following Series recorded reclassifications to increase (decrease) the accounts listed below:

                                                    Undistributed      Accumulated        Capital Paid In
                                                    Net Investment     Net Realized        On Shares Of
     Series                                          Income (Loss)      Gain (Loss)     Beneficial Interest
     ------                                         --------------     ------------     -------------------
     Aberdeen International. . . . . . . . . . .     $ (205,030)        $ 205,030            $      --
     Aberdeen New Asia . . . . . . . . . . . . .         14,814           (14,814)                  --
     Alliance/Bernstein Growth + Value . . . . .             60                --                  (60)
     Deutsche Nasdaq-100 Index(R). . . . . . . .         28,138                --              (28,138)
     Duff & Phelps Real Estate Securities. . . .         (7,029)            7,029                   --
     Engemann Capital Growth . . . . . . . . . .         32,052              (877)             (31,175)
     Engemann Nifty Fifty. . . . . . . . . . . .        237,765                --             (237,765)
     Engemann Small & Mid-Cap Growth . . . . . .         57,377                --              (57,377)
     Federated U.S. Government Bond. . . . . . .         32,567           (13,455)             (19,112)
     Goodwin Money Market. . . . . . . . . . . .           (898)              898                   --
     Goodwin Multi-Sector Fixed Income . . . . .        445,267          (439,963)              (5,304)
     Hollister Value Equity. . . . . . . . . . .        (11,283)            9,770                1,513
     Janus Core Equity . . . . . . . . . . . . .         22,930               408              (23,338)
     Janus Flexible Income . . . . . . . . . . .            351             2,556               (2,907)
     Janus Growth. . . . . . . . . . . . . . . .        176,323                --             (176,323)
     MFS Investors Growth Stock. . . . . . . . .            178              (178)                  --
     MFS Investors Trust . . . . . . . . . . . .            633              (633)                  --
     MFS Value . . . . . . . . . . . . . . . . .           (220)              220                   --
     Morgan Stanley Focus Equity . . . . . . . .         17,294                --              (17,294)
     Oakhurst Balanced . . . . . . . . . . . . .         30,244            (4,863)             (25,381)
     Oakhurst Growth and Income. . . . . . . . .             --              (479)                 479
     Oakhurst Strategic Allocation . . . . . . .         45,563           (12,509)             (33,054)
     Sanford Bernstein Global Value. . . . . . .         (3,471)            3,471                   --
     Sanford Bernstein Mid-Cap Value . . . . . .        (33,664)           25,843                7,821
     Sanford Bernstein Small Cap Value . . . . .         (8,253)            6,449                1,804
     Seneca Mid-Cap Growth . . . . . . . . . . .        357,510           (57,742)            (299,768)
     Seneca Strategic Theme. . . . . . . . . . .        490,864             1,317             (492,181)

                                       17

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2001

Note 10--Subsequent Event

     On November 13, 2001, The Board of Trustees of The Fund approved a Plan of Reorganization to merge three Series of the Fund into other existing series of the Fund. Each discontinued Series will be merged into a corresponding surviving series as follows:

     Discontinued Series                Surviving Series
     -------------------                ----------------
     Engemann Nifty Fifty               Engemann Capital Growth
     Janus Core Equity                  Janus Growth
     Oakhurst Balanced                  Oakhurst Strategic Allocation

     If the shareholders approve the Plan of Reorganization each discontinued Series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, share holders of the discontinued Series will receive a proportional number of shares in the surviving Series. The shareholders of each discontinued Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of the Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the Fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy holders who already had account value allocated to the subaccounts investing in the Series as of February 16, 2001.

     On September 18, 2001, The Board of Trustees of the Fund approved the submission of an application for an Order of Approval with the Securities and Exchange Commission to substitute shares of an outside managed fund for shares of the Phoenix-Federated U.S. Government Bond Series. Upon approval of the application and the subsequent transaction, the Phoenix-Federated U.S. Government Bond Series will be closed.

--------------------------------------------------------------------------------
     Tax Information Notice (Unaudited)

     For the fiscal year ended December 31, 2001, the following Series designated long-term capital gain dividends as follows:

     Aberdeen International . . . . . . . . . . . . . . . .  $ 3,087,474
     Deutsche Dow 30. . . . . . . . . . . . . . . . . . . .      137,185
     Engemann Capital Growth. . . . . . . . . . . . . . . .   24,334,683
     Federated U.S. Government Bond . . . . . . . . . . . .      314,062
     J.P. Morgan Research Enhanced Index. . . . . . . . . .      676,397
     Janus Flexible Income. . . . . . . . . . . . . . . . .       69,856
     MFS Investors Trust. . . . . . . . . . . . . . . . . .        5,103
     MFS Value. . . . . . . . . . . . . . . . . . . . . . .          144
     Oakhurst Balanced. . . . . . . . . . . . . . . . . . .    1,521,676
     Oakhurst Growth and Income . . . . . . . . . . . . . .      265,629
     Oakhurst Strategic Allocation. . . . . . . . . . . . .    4,043,514
     Sanford Bernstein Mid-Cap Value. . . . . . . . . . . .      397,320
     Sanford Bernstein Small Cap Value. . . . . . . . . . .        6,036
--------------------------------------------------------------------------------




     This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 30 series constituting The Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

                          THE PHOENIX EDGE SERIES FUND
                         RESULTS OF SHAREHOLDER MEETING
                                   (Unaudited)

A special meeting of Shareholders of The Phoenix Edge Series Fund was held on October 29, 2001 to approve the following matters:

1. To approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as detailed below (items 1A -- 1M).

2. To approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.

3. To approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board of Trustees, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

4. To approve the amendment of the investment objective of the Phoenix-Janus Core Equity Series (formerly Phoenix-Janus Equity Income Series) to eliminate the income component of the investment objective.

On the record date of August 31, 2001, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

-------------------------------------------------------------------------------------------------
Series                                 Shares outstanding        Percentage present by proxy
-------------------------------------------------------------------------------------------------
Aberdeen International                 103,371,500.9868                   100%
-------------------------------------------------------------------------------------------------
Aberdeen New Asia                       15,177,103.1648                   100%
-------------------------------------------------------------------------------------------------
Deutsche Dow 30                         17,942,663.7769                   100%
-------------------------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)            14,272,788.1118                   100%
-------------------------------------------------------------------------------------------------
Duff & Phelps Real Estate               20,281,813.2845                   100%
-------------------------------------------------------------------------------------------------
Engemann Capital Growth                315,000,072.8369                   100%
-------------------------------------------------------------------------------------------------
Engemann Nifty Fifty                    53,515,406.2928                   100%
-------------------------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth         13,875,131.9466                   100%
-------------------------------------------------------------------------------------------------
Federated U.S. Government Bond          10,212,160.4715                   100%
-------------------------------------------------------------------------------------------------
Goodwin Money Market                   118,705,935.0011                   100%
-------------------------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income       73,681,221.1642                   100%
-------------------------------------------------------------------------------------------------
Hollister Value Equity                  44,601,760.7357                   100%
-------------------------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index     76,836,790.1507                   100%
-------------------------------------------------------------------------------------------------
Janus Equity Income                     17,392,859.0384                   100%
-------------------------------------------------------------------------------------------------
Janus Flexible Income                   13,836,894.5159                   100%
-------------------------------------------------------------------------------------------------
Janus Growth                            70,629,534.8323                   100%
-------------------------------------------------------------------------------------------------
Morgan Stanley Focus Equity              9,099,392.6817                   100%
-------------------------------------------------------------------------------------------------
Oakhurst Balanced                      117,414,655.4480                   100%
-------------------------------------------------------------------------------------------------
Oakhurst Growth and Income              89,651,903.4884                   100%
-------------------------------------------------------------------------------------------------
Oakhurst Strategic Allocation          106,766,567.5896                   100%
-------------------------------------------------------------------------------------------------
Sanford Bernstein Global Value           7,976,128.6377                   100%
-------------------------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value         30,992,034.7472                   100%
-------------------------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value        8,698,291.2396                   100%
-------------------------------------------------------------------------------------------------
Seneca Mid-Cap Growth                   41,728,815.1279                   100%
-------------------------------------------------------------------------------------------------
Seneca Strategic Theme                  87,744,343.9470                   100%
-------------------------------------------------------------------------------------------------

NUMBER OF VOTES

1A. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series.

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

This restriction does not apply to the Deutsche Dow 30, Deutsche Nasdaq-100 Index(R), Duff & Phelps Real Estate Securities or Morgan Stanley Focus Equity.

------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Aberdeen International                  96,495,152    1,748,095    5,128,255
------------------------------------------------------------------------------
Aberdeen New Asia                       14,537,220      176,011      463,872
------------------------------------------------------------------------------
Deutsche Dow 30                         17,140,729      194,529      607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)            12,467,719      614,157    1,190,912
------------------------------------------------------------------------------
Duff & Phelps Real Estate               18,509,250      355,076    1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth                287,102,734   11,018,747   16,878,592
------------------------------------------------------------------------------
Engemann Nifty Fifty                    48,515,562    1,909,418    3,090,425
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth         12,096,560       79,423    1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond           9,118,980      303,113      790,067
------------------------------------------------------------------------------
Goodwin Money Market                   109,250,460    2,799,681    6,655,794
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income       66,644,643    1,935,761    5,100,817
------------------------------------------------------------------------------
Hollister Value Equity                  40,438,515    1,159,032    3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index     69,266,201    3,179,923    4,390,667
------------------------------------------------------------------------------
Janus Equity Income                     14,575,333    1,289,717    1,527,809
------------------------------------------------------------------------------
Janus Flexible Income                   12,395,888      248,650    1,192,357
------------------------------------------------------------------------------
Janus Growth                            60,640,821    3,739,034    6,249,680
------------------------------------------------------------------------------
Morgan Stanley Focus Equity              8,544,059            0      555,334
------------------------------------------------------------------------------
Oakhurst Balanced                      106,235,661    2,885,781    8,293,214
------------------------------------------------------------------------------
Oakhurst Growth and Income              81,593,089    3,199,464    4,859,350
------------------------------------------------------------------------------
Oakhurst Strategic Allocation           99,274,964    2,951,098    4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value           7,638,960      239,139       98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value         27,693,061      953,265    2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value        8,109,831      140,527      447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                   37,980,575      850,140    2,898,101
------------------------------------------------------------------------------
Seneca Strategic Theme                  81,552,646    2,452,758    3,738,940
------------------------------------------------------------------------------

1B. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

This restriction does not apply to the Duff & Phelps Real Estate Securities, Deutsche Dow 30, Deutsche Nasdaq-100 Index(R)or Morgan Stanley Focus Equity.

In addition, the Goodwin Money Market and Oakhurst Strategic Allocation may invest more than 25% of their assets in the banking industry.

------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Aberdeen International                  96,557,765    1,544,163    5,269,573
------------------------------------------------------------------------------
Aberdeen New Asia                       14,550,012      163,219      463,872
------------------------------------------------------------------------------
Deutsche Dow 30                         17,140,729      194,529      607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)            12,303,730      721,388    1,247,671
------------------------------------------------------------------------------
Duff & Phelps Real Estate               18,509,250      355,076    1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth                286,950,338   11,095,582   16,954,153
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Engemann Nifty Fifty                    48,502,933    1,910,432    3,102,041
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth         12,096,560       79,423    1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond           9,163,271      258,823      790,067
------------------------------------------------------------------------------
Goodwin Money Market                   109,174,866    2,638,872    6,892,197
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income       66,663,698    1,843,765    5,173,758
------------------------------------------------------------------------------
Hollister Value Equity                  40,480,536    1,073,341    3,047,883
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index     69,817,920    2,628,204    4,390,667
------------------------------------------------------------------------------
Janus Equity Income                     14,606,776    1,256,611    1,529,473
------------------------------------------------------------------------------
Janus Flexible Income                   12,471,116      201,720    1,164,058
------------------------------------------------------------------------------
Janus Growth                            60,701,325    3,712,121    6,216,088
------------------------------------------------------------------------------
Morgan Stanley Focus Equity              8,544,059            0      555,334
------------------------------------------------------------------------------
Oakhurst Balanced                      105,999,466    2,872,720    8,542,470
------------------------------------------------------------------------------
Oakhurst Growth and Income              81,806,991    2,938,726    4,906,186
------------------------------------------------------------------------------
Oakhurst Strategic Allocation           99,492,083    2,733,979    4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value           7,638,960      239,139       98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value         27,308,322    1,338,005    2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value        8,011,056      239,302     447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                   38,039,185      790,747    2,898,883
------------------------------------------------------------------------------
Seneca Strategic Theme                  81,745,088    2,239,778    3,759,478
------------------------------------------------------------------------------

1C. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction


------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Aberdeen International                  96,301,351    1,850,344    5,219,806
------------------------------------------------------------------------------
Aberdeen New Asia                       14,533,321      179,417      464,365
------------------------------------------------------------------------------
Deutsche Dow 30                         17,140,729      194,529      607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)            12,326,453      698,664    1,247,671
------------------------------------------------------------------------------
Duff & Phelps Real Estate               18,509,250      355,076    1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth                284,399,726   13,191,609   17,408,738
------------------------------------------------------------------------------
Engemann Nifty Fifty                    48,095,838    2,277,640    3,141,928
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth         12,096,560       79,423    1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond           9,036,978      385,115      790,067
------------------------------------------------------------------------------
Goodwin Money Market                   107,262,157    4,550,337    6,893,441
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income       65,971,206    2,536,257    5,173,758
------------------------------------------------------------------------------
Hollister Value Equity                  40,062,760    1,487,940    3,051,060
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index     68,916,902    3,529,221    4,390,667
------------------------------------------------------------------------------
Janus Equity Income                     13,984,495    1,880,555    1,527,809
------------------------------------------------------------------------------
Janus Flexible Income                   12,395,888      248,650    1,192,357
------------------------------------------------------------------------------
Janus Growth                            60,188,798    4,202,597    6,238,140
------------------------------------------------------------------------------
Morgan Stanley Focus Equity              8,544,059            0      555,334
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Oakhurst Balanced                      105,545,626    3,550,816    8,318,214
------------------------------------------------------------------------------
Oakhurst Growth and Income              81,102,215    3,643,502    4,906,186
------------------------------------------------------------------------------
Oakhurst Strategic Allocation           99,264,417    2,961,644    4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value           7,444,079      434,020       98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value         27,659,035      987,292    2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value        8,101,235      149,124      447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                   37,494,440    1,335,492    2,898,883
------------------------------------------------------------------------------
Seneca Strategic Theme                  81,024,339    2,960,528    3,759,478
------------------------------------------------------------------------------

1D. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

------------------------------------------------------------------------------
                                           For         Against      Abstain
------------------------------------------------------------------------------
Aberdeen International                  95,826,303    2,284,166    5,261,031
------------------------------------------------------------------------------
Aberdeen New Asia                       14,475,697      203,884      497,523
------------------------------------------------------------------------------
Deutsche Dow 30                         17,140,729      194,529      607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)            12,252,397      829,479    1,190,912
------------------------------------------------------------------------------
Duff & Phelps Real Estate               18,330,194      448,664    1,502,955
------------------------------------------------------------------------------
Engemann Capital Growth                282,583,501   15,473,876   16,942,696
------------------------------------------------------------------------------
Engemann Nifty Fifty                    47,791,833    2,609,127    3,114,447
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth         12,096,560       79,423    1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond           9,058,914      338,950      814,297
------------------------------------------------------------------------------
Goodwin Money Market                   103,712,715    8,338,669    6,654,551
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income       65,794,944    2,785,460    5,100,817
------------------------------------------------------------------------------
Hollister Value Equity                  39,853,784    1,743,763    3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index     56,604,769   12,738,914    4,493,107
------------------------------------------------------------------------------
Janus Equity Income                     13,850,289    2,015,316    1,527,254
------------------------------------------------------------------------------
Janus Flexible Income                  124,711,116      173,422    1,192,357
------------------------------------------------------------------------------
Janus Growth                            59,720,049    4,641,462    6,268,024
------------------------------------------------------------------------------
Morgan Stanley Focus Equity              8,544,059            0      555,334
------------------------------------------------------------------------------
Oakhurst Balanced                      104,591,099    4,587,441    8,236,115
------------------------------------------------------------------------------
Oakhurst Growth and Income              80,317,971    4,350,938    4,982,994
------------------------------------------------------------------------------
Oakhurst Strategic Allocation           98,773,206    3,071,013    4,922,349
------------------------------------------------------------------------------
Sanford Bernstein Global Value           7,444,079      434,020       98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value         26,709,818    1,936,509    2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value        8,101,235      149,124      447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                   36,935,944    1,887,129    2,905,743
------------------------------------------------------------------------------
Seneca Strategic Theme                  80,472,035    3,232,042    4,040,268
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

1E. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not underwrite the secuities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

------------------------------------------------------------------------------
                                             For         Against      Abstain
------------------------------------------------------------------------------
Aberdeen International               96,418,213      1,773,233       5,180,055
------------------------------------------------------------------------------
Aberdeen New Asia                    14,546,606        166,625         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,456,230        612,107       1,204,451
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,447,066        417,260       1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth             285,940,954     11,568,230      17,490,889
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,366,722      2,013,521       3,135,163
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------
Goodwin Money Market                107,377,704      4,388,993       6,939,238
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,717,640      1,862,764       5,100,817
------------------------------------------------------------------------------
Hollister Value Equity               40,432,285      1,165,263       3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,851,681      2,569,053       4,416,056
------------------------------------------------------------------------------
Janus Equity Income                  14,292,917      1,558,165       1,541,777
------------------------------------------------------------------------------
Janus Flexible Income                12,498,619        145,919       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,468,857      3,910,998       6,249,680
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   106,206,177      2,889,970       8,318,508
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,694,070      3,010,006       4,947,828
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,389,731      2,812,334       4,564,503
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      26,878,497      1,325,533       2,788,005
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235         74,955         522,101
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                38,061,994        768,720       2,898,101
------------------------------------------------------------------------------
Seneca Strategic Theme               81,688,621      2,207,183       3,848,539
------------------------------------------------------------------------------

1F. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               96,509,013      1,679,946       5,182,541
------------------------------------------------------------------------------
Aberdeen New Asia                    14,552,544        160,686         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,279,425        788,912       1,204,451
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,250        355,076       1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth             286,116,889     11,991,473      16,891,711
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,389,421      2,033,160       3,092,825
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,163,271        258,823         790,067
------------------------------------------------------------------------------
Goodwin Money Market                109,003,056      2,767,370       6,935,509
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,708,577      1,871,827       5,100,817
------------------------------------------------------------------------------
Hollister Value Equity               40,426,858      1,170,689       3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,084,478      3,361,645       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  14,480,723      1,369,807       1,542,329
------------------------------------------------------------------------------
Janus Flexible Income                12,471,116        201,720       1,164,058
------------------------------------------------------------------------------
Janus Growth                         60,659,450      3,754,547       6,215,538
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,257,164      3,879,901       8,277,590
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,563,827      3,219,762       4,868,314
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,381,001      2,845,060       4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,638,960        239,139          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,625,212        578,818       2,788,005
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,108,644         67,546         522,101
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,660,897      1,169,817       2,898,101
------------------------------------------------------------------------------
Seneca Strategic Theme               81,399,342      2,603,585       3,741,417
------------------------------------------------------------------------------

1G. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               95,908,506      2,279,662       5,183,333
------------------------------------------------------------------------------
Aberdeen New Asia                    14,457,251        255,488         464,365
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,379,711        702,165       1,190,912
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,415,662        448,664       1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth             284,013,696     13,950,931      17,035,446
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,119,913      2,276,373       3,119,121
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------
Goodwin Money Market                103,636,633      8,178,313       6,890,989
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    65,755,294      2,825,110       5,100,817
------------------------------------------------------------------------------
Hollister Value Equity               39,936,669      1,660,878       3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  59,326,726     13,119,397       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  13,836,100      2,028,953       1,527,806
------------------------------------------------------------------------------
Janus Flexible Income                12,471,116        173,422       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,075,356      4,316,039       6,238,140
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                           For        Against        Abstain
------------------------------------------------------------------------------
Oakhurst Balanced                   105,190,729      3,756,537       8,467,389
------------------------------------------------------------------------------
Oakhurst Growth and Income           80,731,916      3,992,006       4,927,982
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        98,932,590      3,159,353       4,674,625
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,249,409      1,396,918       2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,100,048        150,310         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                36,962,260      1,868,454       2,898,101
------------------------------------------------------------------------------
Seneca Strategic Theme               81,026,393      2,940,526       3,777,425
------------------------------------------------------------------------------

1H. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               96,251,456      1,833,220       5,286,825
------------------------------------------------------------------------------
Aberdeen New Asia                    14,502,917        210,314         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,175,440        792,038       1,305,309
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,250        355,076       1,417,487
------------------------------------------------------------------------------
Engemann Capital Growth             283,167,201     14,051,587      17,781,285
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,018,266      2,369,230       3,127,910
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------
Goodwin Money Market                107,083,800      4,728,354       6,893,782
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,057,604      2,449,860       5,173,758
------------------------------------------------------------------------------
Hollister Value Equity               40,114,487      1,436,213       3,051,060
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  68,586,651      3,859,472       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  13,790,778      1,997,724       1,604,357
------------------------------------------------------------------------------
Janus Flexible Income                12,471,116        201,720       1,164,058
------------------------------------------------------------------------------
Janus Growth                         60,280,825      4,133,171       6,215,538
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,030,899      3,838,661       8,545,096
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,045,067      3,650,067       4,956,769
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,334,338      2,631,199       4,801,031
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,282,197      1,364,130       2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,100,048        150,310         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,581,215      1,248,717       2,898,883
------------------------------------------------------------------------------
Seneca Strategic Theme               80,687,240      3,321,775       3,735,329
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

1I. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving illiquid securities.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               95,785,411      2,187,483       5,398,606
------------------------------------------------------------------------------
Aberdeen New Asia                    14,502,917        210,314         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,300,780        724,337       1,247,671
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,002        355,076       1,417,735
------------------------------------------------------------------------------
Engemann Capital Growth             284,864,269     13,086,127      17,049,677
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,296,569      2,099,649       3,119,188
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------
Goodwin Money Market                105,867,483      4,460,236       8,378,217
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,640,779      1,866,684       5,173,758
------------------------------------------------------------------------------
Hollister Value Equity               40,416,881      1,136,997       3,047,883
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,344,929      3,075,805       4,416,056
------------------------------------------------------------------------------
Janus Equity Income                  13,675,491      2,129,646       1,587,722
------------------------------------------------------------------------------
Janus Flexible Income                12,470,833        173,705       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,202,147      4,187,834       6,239,554
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,520,639      3,600,542       8,293,475
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,432,295      3,313,422       4,906,186
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,239,766      2,688,451       4,838,351
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,381,925      1,257,615       2,352,495
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235        149,124         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,666,862      1,162,571       2,899,382
------------------------------------------------------------------------------
Seneca Strategic Theme               81,146,391      2,717,539       3,880,415
------------------------------------------------------------------------------

1J. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving purchases on margin.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               95,885,138      2,345,591       5,140,771
------------------------------------------------------------------------------
Aberdeen New Asia                    14,509,347        203,884         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,119,303        962,573       1,190,912
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,002        355,076       1,417,735
------------------------------------------------------------------------------
Engemann Capital Growth             284,575,927     13,445,218      16,978,928
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,216,569      2,190,255       3,108,582
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Goodwin Money Market                105,634,321      4,695,882       8,375,732
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,645,169      1,935,235       5,100,817
------------------------------------------------------------------------------
Hollister Value Equity               40,162,927      1,434,620       3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,561,271      2,884,852       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  13,688,640      2,115,941       1,588,278
------------------------------------------------------------------------------
Janus Flexible Income                12,470,833        202,003       1,164,058
------------------------------------------------------------------------------
Janus Growth                         60,220,014      4,192,568       6,216,953
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,247,554      3,624,370       8,542,731
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,251,126      3,541,427       4,859,350
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,197,597      2,767,939       4,801,031
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      26,897,034      1,749,293       2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235        149,124         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,545,490      1,284,725       2,898,600
------------------------------------------------------------------------------
Seneca Strategic Theme               81,043,540      2,884,846       3,815,958
------------------------------------------------------------------------------

1K. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving investments for control.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               96,096,203      2,056,283       5,219,015
------------------------------------------------------------------------------
Aberdeen New Asia                    14,553,037        160,194         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,324,549        610,072       1,338,167
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,002        355,076       1,417,735
------------------------------------------------------------------------------
Engemann Capital Growth             284,956,394     12,843,848      17,199,830
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,338,985      2,054,786       3,121,635
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,163,271        258,823         790,067
------------------------------------------------------------------------------
Goodwin Money Market                107,600,586      2,674,964       8,430,385
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,771,427      1,736,036       5,173,758
------------------------------------------------------------------------------
Hollister Value Equity               40,425,474      1,121,593       3,054,694
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,479,186      2,966,938       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  14,227,290      1,613,385       1,552,184
------------------------------------------------------------------------------
Janus Flexible Income                12,498,336        146,202       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,332,942      4,057,038       6,239,554
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,785,642      3,086,282       8,542,731
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,601,995      3,099,672       4,950,236
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,733,568      2,313,162       4,719,838
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,638,960        239,139          98,030
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,253,002      1,042,612       2,696,421
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235        149,124         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,669,208      1,160,225       2,899,382
------------------------------------------------------------------------------
Seneca Strategic Theme               81,415,967      2,550,952       3,777,425
------------------------------------------------------------------------------

1L. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving repurchase agreements.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               96,188,785      1,962,910       5,219,806
------------------------------------------------------------------------------
Aberdeen New Asia                    14,552,544        160,194         464,365
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,366,458        658,660       1,247,671
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,002        355,076       1,417,735
------------------------------------------------------------------------------
Engemann Capital Growth             286,026,392     11,509,317      17,464,364
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,470,085      1,928,617       3,116,704
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,950         790,067
------------------------------------------------------------------------------
Goodwin Money Market                105,884,578      4,442,435       8,378,923
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,747,646      1,759,817       5,173,758
------------------------------------------------------------------------------
Hollister Value Equity               40,450,249      1,103,628       3,047,883
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,505,075      2,941,048       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  13,884,680      1,972,077       1,536,102
------------------------------------------------------------------------------
Janus Flexible Income                12,498,336        146,202       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,187,434      4,209,968       6,232,133
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   105,743,355      3,377,825       8,293,475
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,638,755      3,124,695       4,888,454
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,811,625      2,414,437       4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,638,960        239,139          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,693,061        953,265       2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235        149,124         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,669,208      1,160,225       2,899,382
------------------------------------------------------------------------------
Seneca Strategic Theme               81,422,026      2,546,111       3,776,207
------------------------------------------------------------------------------

1M. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

It is proposed that there be no investment restrictions involving investment company securities.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               96,176,193      2,080,445       5,114,863
------------------------------------------------------------------------------
Aberdeen New Asia                    14,546,606        166,625         463,872
------------------------------------------------------------------------------
Deutsche Dow 30                      17,140,729        194,529         607,405
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         12,462,615        619,261       1,190,912
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,509,002        355,076       1,417,735
------------------------------------------------------------------------------
Engemann Capital Growth             286,208,576     11,420,466      17,371,031
------------------------------------------------------------------------------
Engemann Nifty Fifty                 48,460,743      1,937,540       3,117,123
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,096,560         79,423       1,699,149
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,083,144        338,980         790,067
------------------------------------------------------------------------------
Goodwin Money Market                105,905,325      4,421,687       8,378,923
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    66,717,640      1,862,764       5,100,817
------------------------------------------------------------------------------
Hollister Value Equity               40,482,219      1,115,329       3,004,213
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,544,353      2,901,770       4,390,667
------------------------------------------------------------------------------
Janus Equity Income                  14,210,425      1,647,439       1,534,995
------------------------------------------------------------------------------
Janus Flexible Income                12,498,336        146,202       1,192,357
------------------------------------------------------------------------------
Janus Growth                         60,324,870      4,065,111       6,239,554
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,544,059              0         555,334
------------------------------------------------------------------------------
Oakhurst Balanced                   106,099,535      3,021,645       8,293,475
------------------------------------------------------------------------------
Oakhurst Growth and Income           81,661,710      3,134,792       4,855,401
------------------------------------------------------------------------------
Oakhurst Strategic Allocation        99,882,281      2,343,780       4,540,506
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,444,079        434,020          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      27,659,035        987,292       2,345,708
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,101,235        149,124         447,933
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                37,667,644      1,161,789       2,899,382
------------------------------------------------------------------------------
Seneca Strategic Theme               81,482,212      2,526,803       3,735,329
------------------------------------------------------------------------------

2. Approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.

------------------------------------------------------------------------------
                                        For           Against      Abstain
------------------------------------------------------------------------------
Aberdeen International               98,103,101      1,490,068       3,778,332
------------------------------------------------------------------------------
Aberdeen New Asia                    14,794,946        174,579         207,577
------------------------------------------------------------------------------
Deutsche Dow 30                      17,326,547        194,529         421,587
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         13,020,259        334,848         917,681
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,969,681        133,935       1,178,197
------------------------------------------------------------------------------
Engemann Capital Growth             294,262,211      7,799,771      12,938,091
------------------------------------------------------------------------------
Engemann Nifty Fifty                 50,069,610      1,053,141       2,392,655
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,510,133        311,087       1,053,912
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,280,014        218,461         713,685
------------------------------------------------------------------------------
Goodwin Money Market                108,456,659      3,697,478       6,551,798
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    68,659,549      1,812,309       3,209,363
------------------------------------------------------------------------------
Hollister Value Equity               41,689,412      1,106,646       1,805,703
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  69,677,212      2,296,585       4,862,993
------------------------------------------------------------------------------
Janus Equity Income                  15,289,689      1,128,837         974,334
------------------------------------------------------------------------------
Janus Flexible Income                12,718,915        130,261         987,719
------------------------------------------------------------------------------
Janus Growth                         65,011,436        909,433       4,708,665
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,556,072              0         543,320
------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETING (Continued)
                                   (Unaudited)

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Oakhurst Balanced                   108,197,586      2,655,670       6,561,400
------------------------------------------------------------------------------
Oakhurst Growth and Income           84,119,391      2,520,590       3,011,923
------------------------------------------------------------------------------
Oakhurst Strategic Allocation       101,585,186      1,852,602       3,328,779
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,638,960        239,139          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      29,038,212        785,658       1,168,165
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,224,092         92,512         381,687
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                39,064,403        679,951       1,984,462
------------------------------------------------------------------------------
Seneca Strategic Theme               83,067,384      1,723,903       2,953,057
------------------------------------------------------------------------------

3. Approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Aberdeen International               98,056,077      1,531,558       3,783,865
------------------------------------------------------------------------------
Aberdeen New Asia                    14,950,484         96,656         129,963
------------------------------------------------------------------------------
Deutsche Dow 30                      17,326,547        194,529         421,587
------------------------------------------------------------------------------
Deutsche Nasdaq-100 Index(R)         13,019,759        364,032         888,997
------------------------------------------------------------------------------
Duff & Phelps Real Estate            18,938,335        149,954       1,193,524
------------------------------------------------------------------------------
Engemann Capital Growth             292,516,919      9,589,940      12,893,214
------------------------------------------------------------------------------
Engemann Nifty Fifty                 49,584,201      1,575,141       2,356,064
------------------------------------------------------------------------------
Engemann Small & Mid-Cap Growth      12,744,531         76,689       1,053,912
------------------------------------------------------------------------------
Federated U.S. Government Bond        9,348,675        149,800         713,685
------------------------------------------------------------------------------
Goodwin Money Market                111,506,330      1,930,763       5,268,842
------------------------------------------------------------------------------
Goodwin Multi-Sector Fixed Income    68,663,358      1,808,500       3,209,363
------------------------------------------------------------------------------
Hollister Value Equity               41,441,780      1,354,278       1,805,703
------------------------------------------------------------------------------
J.P. Morgan Research Enhanced Index  71,157,082      1,856,113       3,823,595
------------------------------------------------------------------------------
Janus Equity Income                  15,728,415        723,114         941,330
------------------------------------------------------------------------------
Janus Flexible Income                12,718,915         30,921       1,087,059
------------------------------------------------------------------------------
Janus Growth                         65,528,677        397,716       4,703,141
------------------------------------------------------------------------------
Morgan Stanley Focus Equity           8,556,072              0         543,320
------------------------------------------------------------------------------
Oakhurst Balanced                   108,713,581      2,593,527       6,107,547
------------------------------------------------------------------------------
Oakhurst Growth and Income           84,554,114      2,253,276       2,844,513
------------------------------------------------------------------------------
Oakhurst Strategic Allocation       101,762,982      1,812,969       3,190,617
------------------------------------------------------------------------------
Sanford Bernstein Global Value        7,638,960        239,139          98,030
------------------------------------------------------------------------------
Sanford Bernstein Mid-Cap Value      28,814,674      1,029,019       1,148,342
------------------------------------------------------------------------------
Sanford Bernstein Small Cap Value     8,222,884         93,720         381,687
------------------------------------------------------------------------------
Seneca Mid-Cap Growth                39,049,467        696,010       1,983,338
------------------------------------------------------------------------------
Seneca Strategic Theme               82,823,472      1,975,576       2,945,296
------------------------------------------------------------------------------

4. Approve the amendment of the investment objective of the Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective.

------------------------------------------------------------------------------
                                        For           Against        Abstain
------------------------------------------------------------------------------
Janus Equity Income                  15,926,078        538,495         928,286
------------------------------------------------------------------------------

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

                                                                                    Number of
                                                                                  Portfolios in
                           Term of Office                                          Fund Complex       Other Trusteeships/
Name, (DOB), Address and    and Length of           Principal Occupation(s)         Overseen by          Directorships
Position(s) with Trust       Time Served             During Past 5 Years              Trustee           Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA            1999    Retired                                         30      None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
4/11/40
Trustee
--------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                  1999    Retired                                         30      None
497 Hensler Lane
Oradell, NJ 07649
2/5/34
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien             2000    Retired                                         30      Chairman, Board of Trustees
37 Stonegate Drive                                                                              at The University of
Wethersfield, CT 06109                                                                          Connecticut (1997-present).
5/14/43                                                                                         Director, USAllianz Variable
Trustee                                                                                         Insurance Product Trust, 23
                                                                                                funds (1999-present).
--------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                1999    Self-employed                                   30      Director, Peoples' Bank
35 Saddle Ridge Drive                                                                           (1995-present)
Bloomfield, CT 06002
2/1/38
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki              2000    Retired; previously Managing Director,          30      Director, Trenwick Group,
312 Greenley Road                       Saugatuck Associates, Inc. (1999-2000); Vice            LTD (2000-present) and
New Canaan, CT  06840                   Chairman, (1997-1998), President/Chief                  Barnes Group, Inc.
6/19/37                                 Operating Officer (1992-1997), Handy & Harman           (1997-present).
Trustee
--------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                  1999    Principal/Attorney, Cummings & Lockwood, LLC    30      None
Cummings & Lockwood                     (1996-present)
Cityplace I
Hartford, CT 06103
7/28/50
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Timothy P. Shriver              1999    President and Chief Executive Officer,          30      None
Special Olympics, Inc.                  Special Olympics, Inc. (1996-present)
1325 G Street, N.W. #500
Washington, D.C. 20005
8/29/59
Trustee
--------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Simon Y. Tan                    1999    Various positions, including Executive Vice     30      Director, Phoenix-Aberdeen
One American Row                        President, Phoenix Life Insurance Company               International Advisors, LLC.
Hartford, CT 06102                      (1982-present)                                          Director and President
2/17/52                                                                                         (1999-present) Phoenix
President/Trustee                                                                               Variable Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Dona D. Young                   2000    Various positions, including President and      30      Director, The Phoenix
One American Row                        Chief Operating Officer, Phoenix Life Insurance         Companies, Inc. (2001-
Hartford, CT 06102                      Company (1980-present).                                 present), Foot Locker, Inc.
1/8/54                                                                                          (2001-present) (formerly
Trustee                                                                                         known as Venator Group,
                                                                                                Inc.), and Wachovia
                                                                                                Corporation (2000-present).
--------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

                                                                                    Number of
                                                                                  Portfolios in
                           Term of Office                                          Fund Complex       Other Trusteeships/
Name, (DOB), Address and    and Length of           Principal Occupation(s)         Overseen by          Directorships
Position(s) with Trust       Time Served             During Past 5 Years              Trustee           Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------

                                              OFFICER(S) WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
J. Roger Engemann               1998    Senior Vice President, Phoenix Edge Series      N/A     N/A
600 North Rosemead Blvd.                Fund. President and Director Roger Engemann
Pasadena, CA 91107                      & Associates, Inc. since 1969. President and
10/17/40                                Director, Pasadena Capital Corporation (1988-
Senior Vice President                   present) and Roger Engemann Management Co.,
                                        Inc. (1985-present). Chairman, President and
                                        Trustee (1986-present) Phoenix-Engemann
                                        Funds; Managing Director (1998-2001) Phoenix
                                        Investment Counsel, Inc; Senior Vice President
                                        (1998-present) Phoenix Series Fund; Senior Vice
                                        President (1998-2001) Phoenix Strategic Equity
                                        Series Fund.
--------------------------------------------------------------------------------------------------------------------------------
Michael J. Gilotti              1999    Executive Vice President, Phoenix Edge Series   N/A     N/A
One American Row                        Fund (1999-present), Senior Vice President,
Hartford, CT 06102                      Phoenix Life Insurance Company (1999-present);
05/25/47                                Director (2000-present), Phoenix Variable
Executive Vice President                Advisors, Inc; Vice President and Bank and
                                        Broker/Dealer Markets, Aetna Retirement
                                        Services (1994-1999)
--------------------------------------------------------------------------------------------------------------------------------
Michael E. Haylon               1993    Director and Executive Vice President,          N/A     N/A
56 Prospect Street                      Investment, Phoenix Investment Partners, Ltd.
Hartford, CT 06115                      (1995-present); Director (since 1994) and
12/18/57                                President (since 1995), Phoenix Investment
Executive Vice President                Counsel, Inc.; Director (since 1995), Phoenix
                                        Equity Planning Corp.; President (since June
                                        2000) PXP Securities Corp.; Executive Vice
                                        President (since 1996); Duff & Phelps Investment
                                        Management Co.; Executive Vice President
                                        (since 1999) Phoenix/Zweig Advisors LLC and
                                        Euclid Advisors LLC. Director (1996-present)
                                        Phoenix-Aberdeen International Advisors, LLC.;
                                        Executive Vice President, Phoenix Funds
                                        (1993-present); Phoenix-Aberdeen Series Fund
                                        (1996-present) and Phoenix-Seneca Funds
                                        (2000-present). Executive Vice President (1997-
                                        present), Vice President (1996-1997), Phoenix-
                                        Duff & Phelps Institutional Mutual Funds.
--------------------------------------------------------------------------------------------------------------------------------
Gail P. Seneca                  1998    Senior Vice President, Phoenix Edge Series      N/A     N/A
909 Montgomery Street                   Fund. President and Chief Executive and
San Francisco, CA 94133                 Investment Officer, Seneca Capital Management
03/07/53                                LLC (1996-present). Managing Director, Equities,
Senior Vice President                   Phoenix Investment Counsel, Inc. (1998-present).
                                        President and Trustee (1996-present), Phoenix-
                                        Seneca Funds. Managing General Partner and
                                        Chief Executive and Investment Officer, GMG/
                                        Seneca Capital Management LP (1989-present).
                                        Senior Vice President, Phoenix Multi-Portfolio
                                        Fund (1998-present), Phoenix Duff & Phelps
                                        Institutional Mutual Funds (1999-present) and
                                        Phoenix Strategic Equity Series Fund (1998-
                                        present). General Partner, Genesis Merchant
                                        Group LP (1990-1996). President, GenCap, Inc.
                                        (1994-present).
--------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

                                                                                    Number of
                                                                                  Portfolios in
                           Term of Office                                          Fund Complex       Other Trusteeships/
Name, (DOB), Address and    and Length of           Principal Occupation(s)         Overseen by          Directorships
Position(s) with Trust       Time Served             During Past 5 Years              Trustee           Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
                                              OFFICER(S) WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
James D. Wehr                   1991    Senior Vice President, Phoenix Edge Series      N/A     N/A
56 Prospect Street                      Fund, Senior Vice President, Fixed Income
Hartford, CT 06115                      (1998-present), Managing Director (1996-1998),
05/17/57                                Fixed Income, Vice President (1991-1996),
Senior  Vice President                  Phoenix Investment Counsel, Inc. Senior Vice
                                        President (1997-present), Vice President (1988-
                                        1997), Phoenix Multi-Portfolio Fund; Senior
                                        Vice President (1997-present), Vice President
                                        (1990-1997), Phoenix Series Fund; Senior Vice
                                        President (1997-present), Vice President (1993-
                                        1997) Phoenix-Goodwin California Tax Exempt
                                        Bond Fund and Senior Vice President (1997-
                                        present), Vice President (1996-1997), Phoenix
                                        Duff & Phelps Institutional Mutual Funds.
                                        Senior Vice President (1997-present),
                                        Phoenix-Goodwin Multi-Sector Fixed Income Fund,
                                        Phoenix-Goodwin Multi-Sector Short Term Bond
                                        Fund, Phoenix-Oakhurst Income & Growth Fund and
                                        Phoenix-Oakhurst Strategic Allocation Fund.
                                        Senior Vice President and Chief Investment
                                        Officer, Duff & Phelps Utilities Tax Free
                                        Income, Inc. (1997-present). Vice President
                                        (1996-present) Duff & Phelps Investment
                                        Manager Co.
--------------------------------------------------------------------------------------------------------------------------------
Hugh Young                      1996    Senior Vice President, Phoenix Edge Series      N/A     N/A
Aberdeen Asset Managers LTD             Fund. Senior Vice President, Phoenix-Aberdeen
88A Circular Road                       Series Fund (1996-present); Director,
Singapore 049439                        Phoenix-Aberdeen International Advisors, LLC;
05/21/58                                Far East Investment Director, Aberdeen Asset
Senior Vice President                   Management Asia Limited (1988-present);
                                        Managing Director, Aberdeen Asset Management
                                        Asia Limited (1992-present); Managing Director,
                                        Aberdeen Asset Management plc (1991-present);
                                        Managing Director, Aberdeen International Fund
                                        Managers Limited (2000-present); Director,
                                        Aberdeen Asset Management and Aberdeen Asset
                                        Managers (CI)Limited (2001 to present);
                                        Director, Abtrust Asian Smaller Companies
                                        Investment Trust plc (1995-present); Abtrust
                                        New Dawn Investment Trust plc (1989-present);
                                        Abtrust Emerging Asia Investment Trust Limited
                                        (1990-present); JF Philippine Fund Inc. and
                                        Apollo Tiger; President, Aberdeen Asia-
                                        Pacific Income Fund, Inc. (2001-present); Director
                                        and President, Aberdeen Australia Equity Fund,
                                        Inc. and Aberdeen Commonwealth Income Fund,
                                        Inc. (2001-present).
--------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                1994    Treasurer, Phoenix Edge Series Fund (1994-      N/A     N/A
56 Prospect Street                      present), Phoenix funds (1994-present), Phoenix
Hartford, CT 06115                      Duff & Phelps Institutional Mutual Funds (1996-
11/24/52                                present), Phoenix-Aberdeen Series Fund (1996-
Treasurer                               present) and Phoenix-Seneca Funds (2000-
                                        present). Vice President and Treasurer (1994-
                                        present), Phoenix Equity Planning Corporation.
--------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth                2001    Vice President, Secretary and Counsel, Phoenix  N/A     N/A
One American Row                        Edge Series Fund. Counsel, Phoenix Life
Hartford, CT 06102                      Insurance Company (1993-present).
11/14/58
Vice President, Secretary
and Counsel
--------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees                               Investment Advisors
Frank M. Ellmer, CPA                            Phoenix Investment Counsel, Inc.
John A. Fabian                                  56 Prospect Street
Roger A. Gelfenbien                             Hartford, Connecticut 06115-0480
Eunice S. Groark
Frank E. Grzelecki                              Duff & Phelps Investment Management Co.
John R. Mallin                                  55 East Monroe Street, Suite 3600
Timothy P. Shriver                              Chicago, Illinois 60603
Simon Y. Tan
Dona D. Young                                   Phoenix-Aberdeen International Advisors, LLC
                                                One American Row
                                                Hartford, Connecticut 06102-5056
Executive Officers
Simon Y. Tan, President                         Phoenix Variable Advisors, Inc.
Michael E. Haylon, Executive Vice President     One American Row
Michael E. Gilotti, Executive Vice President    Hartford, Connecticut 06102-5056
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President           Custodians
James D. Wehr, Senior Vice President            JP Morgan Chase Bank
Hugh Young, Senior Vice President               270 Park Avenue
David L. Albrycht, Vice President               New York, New York 10017-2076
Malcom Axon, Vice President
Christian C. Bertelsen, Vice President          Brown Brothers Harriman & Co.
Doreen A. Bonner, Vice President, Compliance    40 Water Street
 Officer & Assistant Secretary                  Boston, Massachusetts 02109
Steven L. Colton, Vice President
Timothy Devlin, Vice President                  State Street Bank and Trust Company
Ronald K. Jacks, Vice President                 225 Franklin Street
Richard D. Little, Vice President               Boston, Massachusetts 002110
James E. Mair, Vice President
Chester S. Sokolosky, Vice President            Independent Accountants
Julie L. Sapia, Vice President                  PricewaterhouseCoopers LLP
Michael Schatt, Vice President                  160 Federal Street
John S. Tilson, Vice President                  Boston, Massachusetts 02110
Richard J. Wirth, Vice President,
 Secretary & Counsel
Nancy G. Curtiss, Vice President & Treasurer

[LOGO OF FRANKLIN\\(R)\\ TEMPLETON\\(R)\\   One Franklin
               INVESTMENTS]                 Parkway San Mateo, CA 94403-1906





Annual Report

Insurance Issuer
Phoenix Life Insurance Company

TIP Distributor                               Phoenix Life Insurance Company
WS Griffith and Co., Inc.                     P.O. Box 22012
                                              Albany, NY 12201-2012
Service Center
Variable Annuity Operations
800/243-4840

Investment Managers
Franklin Advisers,Inc.
Templeton Investment Counsel, LLC
Templeton Asset Management Ltd.,Singapore
Templeton Global Advisors Limited
Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor
Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


OL2958A 02/02              [LOGO] Printed on recycled paper